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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09721
Allianz Global Investors Managed Accounts Trust
(Exact name of registrant as specified in charter)
1633 Broadway, New York, New York 10019
(Address of principal executive offices) (Zip code)
Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: October 31, 2011
Date of reporting period: April 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Shareholders

     April 30, 2011

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I
Fixed Income SHares: Series C, H, M, R

Contents

Letter to Shareholders	2 – 3
Important Information	4
Portfolio Insights/Performance & Statistics	5 – 14
Benchmark Descriptions	15
Schedules of Investments	16 – 78
Statements of Assets and Liabilities	80 – 81
Statements of Operations	82
Statements of Changes in Net Assets	83 – 85
Financial Highlights	86 – 90
Notes to Financial Statements	91 – 130

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 1

Dear Shareholder:

The U.S. economy continued to expand during the six month period ended April 30, 2011. However, the growth rate slowed, reviving concerns regarding the overall recovery’s strength and durability. Even so, the stock market advanced sharply, at one point reaching levels that were double the lows of March 2009, the quickest such gain since 1936. Prices for U.S. Treasury bonds fell, but then regained their footing, as the slowing economy and a spate of geopolitical concerns caused some investors to seek the perceived safe-haven of government securities.

Six Months in Review
For the fiscal six-month period ended April 30, 2011:
• Equity Shares: Series I returned 14.20% prior to the deduction of fees.
• Fixed Income SHares: Series C returned 3.69% prior to the deduction of fees.
Hans W. Kertess Chairman Brian S. Shlissel President & CEO
• Fixed Income SHares: Series H returned -4.31% prior to the deduction of fees.

• Fixed Income SHares: Series M returned 0.36% prior to the deduction of fees.

• Fixed Income SHares: Series R returned 1.53% prior to the deduction of fees.

The U.S. slowdown was reflected in recent gross domestic product (“GDP”) figures. After expanding at an annualized 3.1% pace between October and December 2010, GDP downshifted to a 1.8% pace between January and March of 2011. Contributing to the slowdown was the ongoing weakness in the housing market, rising prices for oil and other commodities and a labor market that remains weak, though the unemployment rate declined during the six-months ended April 30, 2011.

As mentioned, the slowdown did not faze the stock market, which advanced on continued strong corporate earnings. Profits have grown by double-digit levels for seven consecutive quarters, the same length of the ongoing economic recovery. Incidentally and even more encouraging, earnings are generally being driven by revenue growth, as opposed to cost-cutting. The GDP slowdown also belied another positive sign – Americans’ incomes are beginning to rise again, growing 5% between March 2010 and March 2011, according to Commerce Department data.

2 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

As for corporate bonds, the combination of underlying profits and continued low interest rates produced further gains. Municipal securities tumbled during the first portion of the fiscal reporting period, after a flood of new issuance hit the market, putting downward pressure on prices. Driven by the end of the federal government’s “Build America Bonds” program, on December 31, 2010, supply increased which was followed by the January-to-March 2011 period, which saw the lowest level of new municipal issuance in 11 years, which was then followed by a rebound in prices.

The Road Ahead
The six-month fiscal period has been contradictory. During the first half of the period, the general theme was that the U.S. economy was gathering steam, the housing market was slowly healing and interest rates would begin to rise. During the second half of the period, the narrative was housing was still falling, surging food and energy prices were pinching consumers and higher interest rates were far from imminent.

This changing environment has caused us to lower our expectations for economic growth. We believe the expansion, about to enter its third year, will continue, but at a more modest pace. This in turn will keep interest rates low.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager, Pacific Investment Management Company LLC, sub-adviser of Fixed Income SHares: Series C, H, M and R, and RCM Capital Management LLC and Allianz Global Investors Europe GmbH, sub-advisers of Equity Shares: Series I, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

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4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 3

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I
Fixed Income SHares: Series C, H, M, R
Important Information
April 30, 2011 (unaudited)

In an economic environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund and are likely to cause these instruments to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Equity Shares: Series I and Fixed Income SHares: Series C, H, M and R (the “Portfolios”) may be subject to various risks as described in their prospectuses. Some of these risks may include, but are not limited to, the following: derivatives risk, foreign (non-U.S.) investment risk, high-yield security risk, counterparty risk and issuer non-diversification risk. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks, such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic, political and other developments. This risk may be enhanced when a Portfolio invests in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified Portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall Portfolio.

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager; Pacific Investment Management Company LLC (“PIMCO”) serves as the sub-adviser for Fixed Income SHares: Series C, H, M and R Portfolios and RCM Capital Management LLC (“RCM” and together with PIMCO, the “Sub-Advisers”) serves as the sub-adviser for the Equity Shares: Series I. The Portfolios’ Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios’ shareholder servicing agent at (800) 628-1237, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. The following data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

This report, including the financial information herein is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

4 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:

ALIIX	Equity securities of non-U.S. companies.	8/3/09

Net Assets:
$2.8 million

Portfolio Managers:
Lucy MacDonald
Matthew Bowyer

Equity Shares: Series I outperformed its benchmark, the MSCI Europe Australasia Far East (EAFE) Index, during the period due to positive stock selection and sector positioning. Cash detracted from returns.

The primary contributors to outperformance were Materials, Information Technology and Industrials. Materials was led by chemical company BASF, which announced better than expected results, and mining company Xtrata, which gained from higher base metals prices and speculation that its major shareholder, Glencore, would bid for the company once it went public. Chinese internet provider Baidu was again a major contributor both within the technology sector and on an absolute basis. Industrials were led by Atlas Copco, which benefited from strong demand for mining and construction equipment, and Vinci, which announced positive results helped by solid performance from its highway concession business.

Stock selection in the Consumer Discretionary sector was the largest detractor to performance as Sony Corp sold off sharply after the earthquake and tsunami in Japan on production and supply chain disruption concerns. While an underweighting in Financials and Consumer Staples contributed positively to returns, this was more than offset by weak stock selection. Standard Chartered Bank, announced a GBP 3.3 billion rights issue to boost its capital ratios to fund organic growth opportunities in emerging markets. Within staples, Anheuser-Busch Inbev lagged on the back of weaker-than-expected earnings caused primarily by sluggish growth in North America and Western Europe. Volume growth in emerging markets, particularly Russia, Ukraine and China, was robust.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 5

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited) (continued)

Total Returns (Six Months ended 4/30/11)

Series I	14.20%

MSCI EAFE Index	12.71%

Change in Value of $10,000 Investments
in Series I and MSCI EAFE Index

Country Allocation
(as a % of net assets)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,142.00	$1,024.79
Expenses Paid During Period	$0	$0

Expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXICX	Intermediate maturity fixed income securities.	3/17/00

Net Assets:
$3.6 billion

Portfolio Manager:
Curtis Mewbourne

For the six months ended April 30, 2011, Series C returned 3.69%, prior to the deduction of fees, outperforming the unmanaged Barclays Capital Intermediate U.S. Credit Index (the “benchmark index”), which returned 0.47% during the reporting period.

Policies that aimed to speed up the U.S. economic recovery and reduce unemployment were major market drivers during the reporting period. On the fiscal policy front, in December 2010, the Obama administration and Congress reached a major compromise that included a reduction in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures. Despite a limited duration, these provisions provided a boost to riskier assets.

The Federal Reserve Board (the “Fed”) continued its unconventional efforts to spur growth and launched a second round of quantitative easing (dubbed QE2) in November 2010. The central bank committed to purchase up to $900 billion of longer maturity Treasuries through June 2011. During the first half of the review period, gains in manufacturing, retail sales and consumer confidence, surging equity markets and a rise in inflation expectations suggested that the Fed was having an impact. However, during the second half of the period, markets began to focus on the long-term inflation QE2 may bring, particularly as food and fuel price increases accelerated across the globe.

Against this backdrop, corporate bond performance was generally strong during the reporting period, as economic concerns were balanced by reassurances of policy support for corporations and the consumer. Bonds offering extra income, or spread, that cushioned returns against rising interest rates generally fared the best during the six-month period. Higher yielding assets also outperformed during the period, particularly high yield and emerging markets debt, which returned 6.15% and 6.18%, respectively (as measured by the Barclays Capital U.S. High Yield and EM Local Currency Government Indices).

Performance Drivers
Interest rate positioning detracted from returns. Duration was increased from 6.26 years to 6.50 years and remained longer than that of the benchmark index for the majority of the period. This detracted from returns, as 10-year U.S. Treasury yields increased from near record lows. The portfolio was positioned to benefit from a steepening yield curve. This boosted returns as 2-year Treasury yields increased 27 basis points while 30-year yields rose 41 basis points. A focus on shorter maturities, whose yields rose less than longer maturities, helped performance.

Sector positioning produced mixed results. An underweighting to investment grade corporate debt detracted from performance versus the benchmark index, given the sector’s strong outperformance relative to Treasuries. That said, positioning within the corporate debt market, particularly an overweighting to the bonds of financial companies, was positive. These bonds outpaced their corporate peers as credit premiums continued to tighten. Out-of-benchmark index exposure to emerging market and high yield securities also benefited results, as these were two of the strongest performing sectors in the bond market. Additionally, exposure to agency mortgage-backed securities (“MBS”) helped as agency MBS outperformed Treasuries with similar durations. Tactical coupon selection among MBS further enhanced performance.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 7

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited) (continued)

Total Returns (Six Months ended 4/30/11)

Series C	3.69%

Barclays Capital Intermediate U.S. Credit Index	0.47%

Change in Value of $10,000 Investments
in Series C and the Barclays Capital Intermediate
U.S. Credit Index

Moody’s Ratings
(as a % of total investments,
before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,036.90	$1,024.78
Expenses Paid During Period	$0.02	$0.02

Expenses are equal to the annualized expense ratio of 0.003%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series H Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXIHX	High yield municipal securities.	4/2/07

Net Assets:
$7.7 million

Portfolio Manager:
John Cummings

For the six months ended April 30, 2011, Series H returned −4.31%, prior to the deduction of fees, underperforming the unmanaged Barclays Capital High Yield Muni Index (the “benchmark index”), which returned −3.16% during the reporting period.

During the six month reporting period, the municipal market experienced large retail investor redemptions from mutual funds and posted weak returns as municipal yields rose across the curve. Longer maturity municipal bonds underperformed the taxable bond market, with the Barclays Capital Long Municipal Bond Index returning −5.39%, while the Barclays Capital U.S. Long Government/Credit Index returned −1.34% and the Barclays Capital U.S. Long Treasury Index returned −4.22%. Elsewhere, the Barclays Capital Zero Coupon Municipal Bond Index returned −6.76% during the reporting period. Municipal to Treasury yield ratios (a measure of the relative attractiveness of municipal and Treasury bonds) ended the period mixed, as the 10-year ratio decreased to 87% and the 30-year ratio increased to 104%.

Performance Drivers
Interest rate positioning produced mixed results. Duration was initially longer than the benchmark index. This initially detracted from returns as municipal yields rose across the curve. However, later in the period duration was shortened versus the benchmark index, which helped returns and modestly offset some of the previous underperformance as municipal yields continued to increase. We had less credit risk than the benchmark index, which helped relative returns given the general underperformance of lower-quality, higher-yielding municipal credits. Exposure to corporate-backed and tobacco municipals hindered returns as these sectors significantly underperformed, while exposure to education municipal bonds was beneficial as this sector outperformed the benchmark index during the six-month period.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 9

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series H Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited) (continued)

Total Returns (Six Months ended 4/30/11)

Series H	(4.31)%

Barclays Capital High Yield Muni Index	(3.16)%

Change in Value of $10,000 Investments
in Series H and the Barclays Capital High Yield
Muni Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$956.90	$1,024.79
Expenses Paid During Period	$0	$0

Expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series M Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXIMX	Intermediate maturity mortgage-backed securities.	3/17/00

Net Assets:
$3.6 billion

Portfolio Manager:
Curtis Mewbourne

For the six months ended April 30, 2011, Series M returned 0.36%, prior to the deduction of fees, underperforming the unmanaged Barclays Capital Fixed Rate MBS Index (the “benchmark index”), which returned 0.94% during the reporting period.

Policies that aimed to speed up the U.S. economic recovery and reduce unemployment were major market drivers during the reporting period. On the fiscal policy front, in December 2010, the Obama administration and Congress reached a major compromise that included a reduction in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures. Despite a limited duration, these provisions provided a boost to riskier assets.

The Federal Reserve Board (the Fed) continued its unconventional efforts to spur growth, and launched a second round of quantitative easing (dubbed QE2) in November 2010. The central bank committed to purchase up to $900 billion of longer maturity Treasuries through June 2011. During the first half of the review period, gains in manufacturing, retail sales and consumer confidence, surging equity markets and a rise in inflation expectations suggested that the Fed was having an impact. However, during the second half of the period, markets began to focus on the long term inflation QE2 may bring, particularly as food and fuel price increases accelerated across the globe.

The mortgage-backed securities (MBS) sector, as measured by the Barclays Fixed-Rate MBS Index, returned 0.94% during the reporting period with strong demand for premium coupon MBS driving sector performance. Despite significant volatility, par mortgage rates overall trended higher, with the 30-year Fannie Mae par mortgage rate settling at 4.10% at the end of April 2011. While the Fed’s purchase program continued to influence the agency MBS market, developments relating to the overhaul of the U.S. mortgage finance system also impacted market sentiment. Given the fragile state of the housing market, it is unlikely that any major changes will be implemented in the near future.

Performance Drivers
Interest rate positioning heavily detracted from returns as yields rose across the curve. Duration at the end of the period was 5.72 years, compared to 8.45 years on October 31, 2010. Series M was positioned to benefit from a steepening yield curve. This boosted returns, as 2-year Treasury yields increased 27 basis points while 30-year yields rose 41 basis points. A focus on shorter maturities, whose yields rose less than longer maturities, helped performance.

Sector positioning produced mixed results. An underweight in agency MBS detracted from results as this sector outperformed like-duration U.S. Treasury securities. However, this was partially offset by gains from tactical coupon selection. An exposure to non-agency MBS benefited from investor demand for high quality bonds offering extra yield. Exposure to investment grade corporate debt also boosted performance, as these credits outpaced Treasuries.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series M Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited) (continued)

Total Returns (Six Months ended 4/30/11)

Series M	0.36%

Barclays Capital Fixed Rate Mortgage Backed Securities Index	0.94%

Change in Value of $10,000 Investments
in Series M and the Barclays Capital Fixed Rate Mortgage Backed Securities Index

Moody’s Ratings
(as a % of total investments,
before options written and
securities sold short)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,003.60	$1,024.78
Expenses Paid During Period	$0.01	$0.02

Expenses are equal to the annualized expense ratio of 0.003%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series R Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXIRX	Inflation-indexed fixed income securities.	4/15/04

Net Assets:
$414.1 million

Portfolio Manager:
Mihir Worah

For the six months ended April 30, 2011, Series R returned 1.53%, prior to the deduction of fees, outperforming the unmanaged Barclays Capital U.S. TIPS Index (the “benchmark index”), which returned 1.28% during the reporting period.

Nominal yields increased across the curve, as markets began to focus on the long-term inflation risk of the second round of quantitative easing, particularly with worldwide increases in food and fuel costs. However, changes in real yields were mixed. Shorter maturity TIPS gained as the unstable situation in the Middle East and the decline of the U.S. dollar pushed commodity prices, particularly oil, higher, resulting in increased investor demand for TIPS and lower real yields. Longer-dated real yields increased during the six-month period, but not as much their nominal equivalents, as a combination of inflation accruals and coupon payments drove TIPS returns in this maturity range. The effect of inflation accruals is stronger for short maturities than it is for long-dated issues because short maturities have fewer outstanding cash flows.

Performance Drivers
Out-of-benchmark index holdings of mortgage-backed securities (MBS) boosted performance as the sector did better than like-duration Treasuries. Tactical coupon selection of MBS was also beneficial for results. Exposure to investment grade corporate debt added to performance, as the sector outpaced Treasuries.

Unfavorable interest rate positioning hindered performance. Duration was 5.58 years at the end of the review period, compared to 8.01 years on October 31, 2010. This longer benchmark duration posture detracted from returns as 10-year Treasury yields rose. Series R was positioned to benefit from a steepening yield curve. This boosted returns as 2-year Treasury yields increased 27 basis points while 30-year yields rose 41 basis points. A focus on shorter maturities, whose yields rose less than longer maturities, helped performance.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 13

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series R Portfolio Insights/Performance & Statistics
April 30, 2011 (unaudited) (continued)

Total Returns (Six Months ended 4/30/11)

Series R	1.53%

Barclays Capital U.S. TIPS Index	1.28%

Change in Value of $10,000 Investments
in Series R and the Barclays Capital
U.S. TIPS Index

Moody’s Ratings
(as a % of total investments,
before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (11/1/10)	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$1,015.30	$1,024.79
Expenses Paid During Period	$0	$0.01

Expenses are equal to the annualized expense ratio of 0.001%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust
Benchmark Descriptions
April 30, 2011 (unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index/Description

•	Barclays Capital Fixed Rate Mortgage Backed Securities Index

The Barclays Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index comprised of fixed rate mortgage pass through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC), with a Weighted Average Maturity (WAM) of at least one year and at least $250 million par outstanding.

•	Barclays Capital Intermediate U.S. Credit Index

The Barclays Capital Intermediate U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements.

•	Barclays Capital High Yield Muni Index

The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moodys Investors Service with a remaining maturity of at least one year.

•	Barclays Capital U.S. TIPS Index

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index.

•	MSCI Europe Australasia Far East (EAFE) Index

The MSCI EAFE Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. Prior to November 1, 2006, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 15

Equity Shares: Series I Schedule of Investments
April 30, 2011 (unaudited)

Shares		Value
COMMON STOCK–95.6%
	Australia–3.1%
3,206	Australia & New Zealand Banking Group Ltd.	$85,399

	Belgium–3.6%
1,548	Anheuser-Busch InBev NV	98,790

	China–3.0%
455	Baidu, Inc. ADR (m)	67,577
10,000	Dongfeng Motor Group Co., Ltd.	15,624

		83,201

	France–7.1%
881	Eutelsat Communications S.A.	38,011
515	Technip S.A.	58,107
1,482	Vinci S.A.	98,926

		195,044

	Germany–17.5%
915	Adidas AG	68,189
897	BASF SE	92,107
157	Bayer AG	13,784
683	Daimler AG (m)	52,787
1,334	Fresenius SE & Co. KGaA	140,102
344	Linde AG	61,908
120	Muenchener Rueckversicherungs AG	19,809
514	SAP AG	33,117

		481,803

	Hong Kong–4.0%
8,876	AIA Group Ltd. (m)	30,049
10,500	BOC Hong Kong Holdings Ltd.	33,007
19,000	CNOOC Ltd.	47,226

		110,282

	Israel–2.2%
1,100	Check Point Software Technologies Ltd. (m)	60,423

	Japan–14.0%
1,400	Canon, Inc.	65,930
1,600	Hitachi Construction Machinery Co., Ltd.	39,007
1,400	Honda Motor Co., Ltd.	53,822
1,200	Ibiden Co., Ltd.	40,515
3	Inpex Corp.	23,063
300	Murata Manufacturing Co., Ltd.	21,667
300	Nidec Corp.	26,222
200	SMC Corp.	36,535

16 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Equity Shares: Series I Schedule of Investments
April 30, 2011 (unaudited) (continued)

Shares			Value
	Japan (continued)

1,800	Sony Corp.		$50,824
900	Sumitomo Mitsui Financial Group, Inc.		27,956

			385,541

	Korea (Republic of)–3.0%
200	Samsung Electronics Co., Ltd. GDR (d)		83,100

	Netherlands–7.5%
517	Akzo Nobel NV		40,087
948	Koninklijke DSM NV		65,343
1,523	Koninklijke Philips Electronics NV		45,108
1,709	Unilever NV Dutch Certificate		56,261

			206,799

	Portugal–1.1%
1,340	Galp Energia SGPS S.A., Class B		29,970

	Spain–5.2%
4,748	Banco Santander S.A.		60,634
905	Inditex S.A.		81,160

			141,794

	Sweden–8.2%
5,757	Atlas Copco AB, Class A		169,084
6,003	Skandinaviska Enskilda Banken AB, Class A		57,707

			226,791

	Switzerland–2.0%
942	Novartis AG		55,861

	United Kingdom–14.1%
23,011	Centrica PLC		123,578
2,498	Inmarsat PLC		25,441
4,764	Standard Chartered PLC		132,400
4,189	Xstrata PLC		107,444

			388,863

	Total Common Stock (cost–$1,992,149)		2,633,661

PREFERRED STOCK–1.6%
	Germany–1.6%
644	Henkel AG & Co. KGaA (cost–$31,792)		43,904

	Total Investments (cost–$2,023,941) (h)	97.2%	2,677,565
	Other assets less liabilities	2.8	78,255

	Net Assets	100.0%	$2,755,820

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 17

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
CORPORATE BONDS & NOTES–64.5%
		Airlines–1.5%
	$98	American Airlines Pass Through Trust, 10.375%, 1/2/21	Baa3/A−	$114,115
	2,100	Continental Airlines, Inc., 6.503%, 12/15/12	Baa2/BBB	2,110,500
	4,200	Delta Air Lines, Inc., 7.111%, 3/18/13	WR/BBB−	4,273,500
		Northwest Airlines, Inc.,
	1,401	7.041%, 10/1/23	WR/BBB−	1,470,531
	47,060	7.15%, 4/1/21 (MBIA)	Ba3/BB+	46,942,575
	61	United Air Lines Pass Through Trust, 10.125%, 3/22/15 (b)(f)	WR/NR	25,172

				54,936,393

		Automotive–0.2%
	9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	A3/A−	9,020,930

		Banking–8.9%
	16,200	Abbey National Treasury Services PLC, 1.854%, 4/25/14, FRN	Aa3/AA	16,292,470
	5,000	American Express Bank FSB, 5.50%, 4/16/13	A2/BBB+	5,378,020
	2,000	ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	Aa2/AA	2,185,148
	5,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	Baa2/NR	5,447,000
		Banco Santander Brasil S.A.,
	30,200	2.409%, 3/18/14, FRN (a)(d)	NR/NR	30,364,741
	1,000	4.50%, 4/6/15	Baa2/NR	1,023,319
	3,500	4.50%, 4/6/15 (a)(d)	Baa2/NR	3,581,616
		Barclays Bank PLC,
	€5,180	4.875%, 12/15/14 (j)	Baa3/A−	6,674,951
	$400	5.00%, 9/22/16	Aa3/AA−	431,394
	24,000	6.05%, 12/4/17 (a)(d)	Baa1/A	25,567,392
	5,000	6.86%, 6/15/32 (a)(d)(j)	Baa2/A−	4,825,000
	5,900	7.434%, 12/15/17 (a)(d)(j)	Baa2/A−	6,168,450
	4,000	8.55%, 6/15/11 (a)(d)(j)	Baa2/A−	4,018,000
	£3,300	14.00%, 6/15/19 (j)	Baa2/A−	7,234,703
	$6,600	CBA Capital Trust II, 6.024%, 3/15/16 (a)(d)(j)	A3/A+	6,690,776
AUD	2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	Aaa/AAA	2,774,893
	$25,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
		11.00%, 6/30/19 (a)(d)(j)	A2/AA−	32,721,950
	23,900	Groupe BPCE S.A., 2.061%, 2/7/14, FRN (a)(d)	Aa3/A+	24,092,801
	5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(j)	Ba2/BB	4,700,000
	30,600	HBOS PLC, 6.75%, 5/21/18 (a)(d)	Baa3/BBB	30,900,186
	1,100	HSBC Bank PLC, 4.125%, 8/12/20 (a)(d)	Aa2/AA	1,063,317

18 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
		Banking (continued)

	$10,400	HSBC Bank USA N.A., 6.00%, 8/9/17	A1/AA−	$11,593,618
		HSBC Capital Funding L.P. (a)(d)(j),
	13,900	4.61%, 6/27/13	A3/A−	13,763,752
	1,350	10.176%, 6/30/30	A3/A−	1,836,000
		ICICI Bank Ltd.,
	2,500	5.00%, 1/15/16	Baa2/BBB−	2,580,545
	700	5.50%, 3/25/15	Baa2/BBB−	741,864
	900	Korea Exchange Bank, 4.875%, 1/14/16	A2/BBB+	946,400
	29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(j)	NR/BB+	34,893,018
	2,400	RBS Capital Trust I, 4.709%, 7/1/13 (j)	B3/C	1,860,000
	3,600	Resona Bank Ltd., 5.85%, 4/15/16 (a)(d)(j)	A3/BBB	3,590,039
	€1,000	Royal Bank of Scotland PLC,
		4.625%, 9/22/21, (converts to FRN on 9/22/16)	Ba1/BBB+	1,311,829
		State Bank of India,
	$1,300	4.50%, 10/23/14	Baa2/BBB−	1,349,695
	1,000	4.50%, 7/27/15 (a)(d)	Baa2/BBB−	1,031,606
	¥200,000	Sumitomo Mitsui Banking Corp., 0.996%, 6/2/49	NR/NR	2,399,573
	$1,700	Wachovia Bank N.A., 0.640%, 3/15/16, FRN	Aa3/AA−	1,636,626
AUD	20,000	Westpac Banking Corp., 4.75%, 3/5/14	Aaa/AAA	21,460,816

				323,131,508

		Biotechnology–0.0%
	$1,700	Amgen, Inc., 5.70%, 2/1/19	A3/A+	1,927,924

		Computers–0.1%
	5,000	Lexmark International, Inc., 5.90%, 6/1/13	Baa3/BBB−	5,345,775

		Diversified Manufacturing–0.5%
	15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	Baa2/BBB	17,563,125

		Drugs & Medical Products–0.3%
	1,800	Abbott Laboratories, 5.125%, 4/1/19	A1/AA	1,974,546
	100	Biomet, Inc., 10.00%, 10/15/17	B3/B−	111,000
	3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	A1/A+	3,865,283
	1,700	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB+	1,915,472
	1,300	Pfizer, Inc., 6.20%, 3/15/19	A1/AA	1,518,861

				9,385,162

		Electronics–0.0%
	400	Sanmina-SCI Corp., 8.125%, 3/1/16	B2/B−	419,000

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 19

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services–29.9%
$800	AK Transneft OJSC Via TransCapitalInvest Ltd.,
	6.103%, 6/27/12 (a)(d)	Baa1/BBB	$842,577
	Ally Financial, Inc.,
13,894	2.511%, 12/1/14, FRN	B1/B	13,446,891
21,075	3.674%, 6/20/14, FRN	B1/B	21,286,888
1,000	6.75%, 12/1/14	B1/B	1,066,126
10,500	7.50%, 12/31/13	B1/B	11,523,750
17,300	8.00%, 3/15/20	B1/B	19,484,125
14,820	8.00%, 11/1/31	B1/B	16,620,363
19,100	8.30%, 2/12/15	B1/B	21,535,250
	American Express Co.,
100	6.15%, 8/28/17	A3/BBB+	113,794
11,000	7.25%, 5/20/14	A3/BBB+	12,634,600
£3,500	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB+	4,589,228
	Bank of America Corp.,
$3,800	5.65%, 5/1/18	A2/A	4,055,387
4,300	5.75%, 12/1/17	A2/A	4,647,341
9,400	8.00%, 1/30/18 (j)	Ba3/BB+	10,181,572
500	Bank of America N.A., 5.30%, 3/15/17	A1/A	525,769
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	Aa3/A+	1,648,508
4,800	5.70%, 11/15/14	Aa3/A+	5,320,133
17,265	7.25%, 2/1/18	Aa3/A+	20,324,168
	BNP Paribas,
39,800	5.00%, 1/15/21	Aa2/AA	40,199,592
9,400	5.186%, 6/29/15 (a)(d)(j)	Baa1/A	9,329,500
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	A2/A	7,049,401
	CIT Group, Inc.,
7,023	7.00%, 5/1/13	B3/B+	7,163,265
126	7.00%, 5/1/14	B3/B+	128,685
2,434	7.00%, 5/1/15	B3/B+	2,473,397
890	7.00%, 5/1/16	B3/B+	898,647
294	7.00%, 5/1/17	B3/B+	297,142
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	A3/A	13,172,201
700	5.50%, 4/11/13	A3/A	749,675
700	5.50%, 10/15/14	A3/A	763,860
11,718	6.00%, 8/15/17	A3/A	12,943,187
4,500	6.125%, 11/21/17	A3/A	4,999,108
5,000	6.625%, 6/15/32	Baa1/A−	5,278,110

20 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services (continued)

€600	7.375%, 9/4/19	A3/A	$1,024,971
$8,260	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB+	8,623,440
	Credit Agricole S.A. (j),
16,300	6.637%, 5/31/17 (a)(d)	A3/A−	15,155,740
17,500	6.637%, 5/31/17	A3/A−	16,271,500
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	Ba2/BB−	52,468,511
16,900	7.00%, 10/1/13	Ba2/BB−	18,327,205
20,750	8.00%, 6/1/14	Ba2/BB−	23,445,051
7,900	8.00%, 12/15/16	Ba2/BB−	9,197,757
6,100	8.70%, 10/1/14	Ba2/BB−	6,990,740
	General Electric Capital Corp.,
1,000	0.449%, 6/20/14, FRN	Aa2/AA+	986,148
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16)(a)(d)	Aa3/A+	13,479,059
€25,700	5.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	36,162,281
$20,000	5.625%, 5/1/18	Aa2/AA+	21,954,260
5,000	6.375%, 11/15/67, (converts to FRN on 11/15/17)	Aa3/A+	5,212,500
£1,400	6.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	2,303,412
	Goldman Sachs Group, Inc.,
$5,000	0.785%, 1/12/15, FRN	A1/A	4,916,725
€10,000	1.429%, 5/23/16, FRN	A1/A	14,010,421
$5,855	5.25%, 10/15/13	A1/A	6,325,555
19,559	5.35%, 1/15/16	A1/A	21,240,683
€5,645	5.375%, 2/15/13	A1/A	8,702,660
$700	5.75%, 10/1/16	A1/A	772,116
19,800	5.95%, 1/18/18	A1/A	21,713,571
15,200	6.15%, 4/1/18	A1/A	16,847,695
14,900	6.25%, 9/1/17	A1/A	16,616,346
2,000	HSBC Finance Corp., 6.375%, 11/27/12	A3/A	2,154,028
	HSBC Holdings PLC,
700	6.50%, 5/2/36	A1/A	730,600
400	7.625%, 5/17/32	A1/A	439,721
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	Ba3/BBB−	4,280,000
3,000	7.125%, 9/1/18	Ba3/BBB−	3,240,000
	JPMorgan Chase & Co.,
6,000	4.25%, 10/15/20	Aa3/A+	5,849,550

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 21

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services (continued)

$17,200	6.00%, 1/15/18	Aa3/A+	$19,177,983
	JPMorgan Chase Bank N.A.,
4,400	0.640%, 6/13/16, FRN	Aa2/A+	4,232,197
9,200	6.00%, 10/1/17	Aa2/A+	10,281,350
2,700	JPMorgan Chase Capital XX,
	6.55%, 9/15/66, (converts to FRN on 9/15/36)	A2/BBB+	2,791,273
	LBG Capital No. 1 PLC,
€2,825	7.375%, 3/12/20	Ba3/BB	3,933,194
£9,402	7.588%, 5/12/20	Ba3/BB	15,076,444
£1,000	7.869%, 8/25/20	Ba3/BB	1,628,574
$3,400	7.875%, 11/1/20 (a)(b)(d)(o)
	(acquisition cost–$2,788,000; purchased 12/7/09)	Ba3/BB	3,403,400
22,200	8.50%, 12/17/21 (a)(d)(g)(j)	NR/BB−	21,799,490
	LBG Capital No. 2 PLC,
£2,331	9.00%, 12/15/19	Ba2/BB+	4,012,340
£4,500	9.334%, 2/7/20	Ba2/BB+	7,817,237
€2,180	15.00%, 12/21/19	Ba2/BB+	4,472,037
	Merrill Lynch & Co., Inc.,
€2,000	1.725%, 9/14/18, FRN	A3/A−	2,520,915
€2,150	1.947%, 9/27/12, FRN	A2/A	3,114,373
$500	5.00%, 1/15/15	A2/A	536,528
7,470	6.05%, 8/15/12	A2/A	7,923,646
200	6.15%, 4/25/13	A2/A	216,843
22,700	6.40%, 8/28/17	A2/A	25,348,818
40,100	6.875%, 4/25/18	A2/A	45,592,898
	Morgan Stanley,
20,500	1.253%, 4/29/13, FRN	A2/A	20,537,146
€10,000	1.752%, 1/16/17, FRN	A2/A	13,732,558
$2,800	5.375%, 10/15/15	A2/A	3,034,290
€5,000	5.375%, 8/10/20	A2/A	7,430,323
$900	5.95%, 12/28/17	A2/A	978,984
700	6.00%, 4/28/15	A2/A	772,958
3,700	6.625%, 4/1/18	A2/A	4,138,727
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (j)	Ba1/BBB+	881,945
$623	Preferred Term Securities XIII Ltd., 0.859%, 3/24/34, FRN (a)(b)(d)(o)
	(acquisition cost–$623,012; purchased 3/9/04)	A2/CCC+	429,878
1,500	Qatari Diar Finance QSC, 5.00%, 7/21/20	Aa2/AA	1,510,261

22 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services (continued)

$500	QNB Finance Ltd., 3.125%, 11/16/15	Aa3/A+	$495,500
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	Ba2/BBB	280,890
22,200	6.99%, 10/5/17 (a)(d)(j)	Ba3/C	20,646,000
10,000	7.64%, 9/29/17 (j)	B3/C	8,287,500
5,000	7.648%, 9/30/31 (j)	Ba2/BB	4,781,250
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
500	7.125%, 1/14/14	Baa1/NR	544,690
1,500	9.00%, 6/11/14 (a)(d)	Baa1/NR	1,723,125
	SLM Corp.,
€2,950	1.503%, 6/17/13, FRN	Ba1/BBB−	4,058,493
€1,600	3.125%, 9/17/12	Ba1/BBB−	2,338,698
£500	4.875%, 12/17/12	Ba1/BBB−	825,894
$750	5.00%, 10/1/13	Ba1/BBB−	782,306
2,650	5.125%, 8/27/12	Ba1/BBB−	2,745,625
11,200	5.375%, 1/15/13	Ba1/BBB−	11,750,872
400	5.375%, 5/15/14	Ba1/BBB−	417,892
36,000	6.25%, 1/25/16	Ba1/BBB−	38,219,220
9,255	8.45%, 6/15/18	Ba1/BBB−	10,518,724
	Teco Finance, Inc.,
983	6.572%, 11/1/17	Baa3/BBB−	1,138,152
2,000	6.75%, 5/1/15	Baa3/BBB−	2,271,698
7,700	TNK-BP Finance S.A., 7.50%, 3/13/13	Baa2/BBB−	8,470,000
6,800	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 3/5/14	Baa1/BBB	7,265,868
	UBS AG,
500	4.875%, 8/4/20	Aa3/A+	515,950
1,000	5.875%, 12/20/17	Aa3/A+	1,118,458
5,900	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (j)	Baa3/BBB−	5,959,000
6,700	USB Capital IX, 3.50%, 5/31/11 (j)	A3/BBB+	5,679,188
	Wachovia Corp.,
600	5.50%, 5/1/13	A1/AA−	649,401
2,000	5.625%, 10/15/16	A2/A+	2,214,118
10,000	5.75%, 2/1/18	A1/AA−	11,177,710
	Wells Fargo & Co.,
900	5.625%, 12/11/17	A1/AA−	1,005,916
35,917	7.98%, 3/15/18 (j)	Baa3/A−	39,688,285
€5,000	Wells Fargo Bank N.A., 6.00%, 5/23/13	Aa2/AA	7,885,577
$4,300	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	Baa1/NR	5,175,867

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 23

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services (continued)

$7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	Baa2/BBB+	$8,286,476

			1,088,979,439

	Food & Beverage–0.3%
400	H.J. Heinz Co., 15.59%, 12/1/20 (a)(b)(d)(o)
	(acquisition cost–$489,132; purchased 3/26/10)	Baa2/BBB	425,932
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	Baa2/BBB−	7,785,654
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB	421,447
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	Baa3/BBB−	1,221,284

			9,854,317

	Healthcare & Hospitals–0.4%
	HCA, Inc.,
3,200	7.25%, 9/15/20	Ba3/BB	3,456,000
4,000	7.875%, 2/15/20	Ba3/BB	4,375,000
8,050	9.125%, 11/15/14	B2/BB−	8,492,750

			16,323,750

	Holding Companies–0.2%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	A3/A−	108,342
1,000	7.625%, 4/9/19	A3/A−	1,203,641
5,500	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 (a)(d)	Baa1/BBB+	5,258,247

			6,570,230

	Insurance–5.7%
	American International Group, Inc.,
1,900	3.65%, 1/15/14	Baa1/A−	1,950,090
€7,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	9,646,731
$7,600	5.05%, 10/1/15	Baa1/A−	7,950,588
2,000	5.45%, 5/18/17	Baa1/A−	2,104,854
900	5.60%, 10/18/16	Baa1/A−	964,015
30,600	5.85%, 1/16/18	Baa1/A−	32,441,416
17,200	6.25%, 5/1/36	Baa1/A−	17,766,585
€24,050	8.00%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	36,155,986
$7,700	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Baa2/BBB	8,681,750
70,000	8.25%, 8/15/18	Baa1/A−	83,365,380
£3,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	5,261,602

			206,288,997

24 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Metals & Mining–0.9%
$5,000	Alcoa, Inc., 6.00%, 7/15/13	Baa3/BBB−	$5,503,215
2,000	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)	Ba1/BBB−	2,220,000
	Gerdau Holdings, Inc.,
3,950	7.00%, 1/20/20	NR/BBB−	4,364,750
8,800	7.00%, 1/20/20 (a)(d)	NR/BBB−	9,724,000
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	Baa3/BBB−	4,839,060
1,600	Newmont Mining Corp., 5.125%, 10/1/19	Baa1/BBB+	1,736,318
800	Teck Resources Ltd., 4.50%, 1/15/21	Baa2/BBB	812,978
2,000	Vale Overseas Ltd., 8.25%, 1/17/34	Baa2/BBB+	2,470,048

			31,670,369

	Multi-Media–2.0%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	Baa1/BBB+	1,118,637
	Comcast Corp.,
10,600	5.875%, 2/15/18	Baa1/BBB+	11,847,461
1,700	5.90%, 3/15/16	Baa1/BBB+	1,917,809
700	6.30%, 11/15/17	Baa1/BBB+	806,254
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	Ba3/BB	8,654,625
810	7.875%, 2/15/18	Ba3/BB	903,150
7,500	8.625%, 2/15/19	Ba3/BB	8,681,250
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	Ba3/BB−	4,014,500
4,200	7.125%, 2/1/16	Ba3/BB−	4,494,000
19,200	7.75%, 5/31/15	Ba3/BB−	21,024,000
	Time Warner Cable, Inc.,
6,940	5.85%, 5/1/17	Baa2/BBB	7,733,298
1,500	8.25%, 4/1/19	Baa2/BBB	1,864,742

			73,059,726

	Oil & Gas–5.8%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	Ba1/BBB−	335,641
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	A2/A	1,150,993
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	Baa1/BBB	2,766,166
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	Baa2/BBB	12,452,742
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	Baa2/BBB	3,203,140
846	Devon Energy Corp., 7.95%, 4/15/32	Baa1/BBB+	1,120,406
1,300	Devon Financing Corp. ULC, 7.875%, 9/30/31	Baa1/BBB+	1,703,564

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 25

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Oil & Gas (continued)

$1,330	Ecopetrol S.A., 7.625%, 7/23/19	Baa2/BBB−	$1,569,400
	El Paso Corp.,
2,450	7.00%, 6/15/17	Ba3/BB−	2,732,703
19,700	7.25%, 6/1/18	Ba3/BB−	22,301,602
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	Baa2/BBB	5,427,173
	EnCana Corp.,
2,000	5.90%, 12/1/17	Baa2/BBB+	2,291,686
4,700	6.50%, 8/15/34	Baa2/BBB+	5,128,917
	Energy Transfer Partners L.P.,
3,000	6.00%, 7/1/13	Baa3/BBB−	3,266,742
2,100	6.125%, 2/15/17	Baa3/BBB−	2,367,410
2,600	6.625%, 10/15/36	Baa3/BBB−	2,815,914
600	Enterprise Products Operating LLC, 4.60%, 8/1/12	Baa3/BBB−	624,809
	Gaz Capital S.A. for Gazprom,
1,300	6.51%, 3/7/22	Baa1/BBB	1,374,750
5,700	7.343%, 4/11/13 (a)(d)	Baa1/BBB	6,291,660
14,000	8.146%, 4/11/18 (a)(d)	Baa1/BBB	16,520,000
2,070	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	NR/BBB+	2,249,894
800	Gazprom OAO Via Gaz Capital S.A., 6.212%, 11/22/16	Baa1/BBB	870,000
1,800	Halliburton Co., 6.15%, 9/15/19	A2/A	2,095,652
1,034	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	A3/A−	1,120,587
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	Baa2/BBB	761,528
5,800	6.00%, 2/1/17	Baa2/BBB	6,559,220
3,800	6.95%, 1/15/38	Baa2/BBB	4,263,338
5,500	7.30%, 8/15/33	Baa2/BBB	6,330,769
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(d)	Ba1/BBB−	13,016,303
4,500	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13 (a)(d)	Baa1/BBB	5,130,000
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	Ba1/BB+	3,740,010
	Northwest Pipeline GP,
3,900	5.95%, 4/15/17	Baa2/BBB−	4,464,065
1,700	7.00%, 6/15/16	Baa2/BBB−	2,024,086
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	Baa1/BBB	552,488
15,250	Petrobras International Finance Co., 7.875%, 3/15/19	Baa1/BBB−	18,083,755
	Petroleos Mexicanos,
17,900	5.50%, 1/21/21	Baa1/BBB	18,428,050
1,000	8.00%, 5/3/19	Baa1/BBB	1,214,000
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB−	2,850,539
1,200	Plains Exploration & Production Co., 7.00%, 3/15/17	B1/BB−	1,248,000

26 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Oil & Gas (continued)

$3,226	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20 (b)	Aa3/A	$3,414,668
	Ras Laffan Liquefied Natural Gas Co., Ltd. III (b),
1,400	5.50%, 9/30/14	Aa3/A	1,520,984
2,101	5.832%, 9/30/16	Aa3/A	2,279,856
3,000	6.75%, 9/30/19	Aa3/A	3,419,817
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	Baa2/BBB	1,707,404
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(d)	Ba1/BBB−	101,470
4,400	Southern Natural Gas Co., 5.90%, 4/1/17 (a)(d)	Baa3/BB	4,973,580
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	2,346,258
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	A3/A−	1,077,535

			211,289,274

	Paper & Forest Products–0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	Ba1/BBB−	5,755,130

	Paper/Paper Products–0.3%
1,000	Fibria Overseas Finance Ltd., 7.50%, 5/4/20 (a)(d)	Ba1/BB	1,107,500
	Georgia-Pacific LLC (a)(d),
6,300	5.40%, 11/1/20	Ba2/BBB	6,372,248
2,900	7.125%, 1/15/17	Ba2/BBB	3,095,750

			10,575,498

	Retail–1.0%
	CVS Pass Through Trust,
8,277	6.943%, 1/10/30	Baa2/BBB+	9,264,203
23,366	7.507%, 1/10/32 (a)(d)	Baa2/BBB+	27,434,413

			36,698,616

	Road & Rail–0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	A3/A−	2,029,176

	Technology–0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	Aa3/A+	2,398,326
1,800	Oracle Corp., 5.00%, 7/8/19	A2/A	1,948,543

			4,346,869

	Telecommunications–3.3%
	America Movil SAB De C.V.,
41,000	5.00%, 3/30/20	A2/A−	43,005,884
30,900	6.125%, 3/30/40	A2/A−	32,975,491

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 27

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Telecommunications (continued)

$51	AT&T Corp., 8.00%, 11/15/31	A2/A−	$65,964
	AT&T, Inc.,
1,718	5.35%, 9/1/40 (a)(d)	A2/A−	1,618,463
5,000	5.50%, 2/1/18	A2/A−	5,528,270
1,100	5.80%, 2/15/19	A2/A−	1,235,651
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	Baa2/BBB	1,031,838
4,500	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	Baa1/BBB+	5,350,153
	Qtel International Finance Ltd. (a)(d),
3,000	3.375%, 10/14/16	A2/A	2,939,724
7,300	5.00%, 10/19/25	A2/A	6,657,775
9,503	Qwest Communications International, Inc., 7.50%, 2/15/14	Baa3/BB−	9,729,317
	Qwest Corp.,
2,000	3.560%, 6/15/13, FRN	Baa3/BBB−	2,085,000
1,250	6.50%, 6/1/17	Baa3/BBB−	1,381,250
4,800	Sprint Capital Corp., 8.75%, 3/15/32	B1/BB−	5,280,000
1,100	Verizon Communications, Inc., 8.75%, 11/1/18	A3/A−	1,429,306

			120,314,086

	Tobacco–0.7%
10,000	Altria Group, Inc., 10.20%, 2/6/39	Baa1/BBB	14,699,760
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	A2/A	1,584,961
8,130	Reynolds American, Inc., 7.75%, 6/1/18	Baa3/BBB	9,656,074

			25,940,795

	Utilities–2.1%
2,649	Bruce Mansfield Unit, 6.85%, 6/1/34	Baa2/BBB−	2,820,645
	Consumers Energy Co.,
2,000	5.15%, 2/15/17	A3/BBB+	2,209,234
1,100	5.375%, 4/15/13	A3/BBB+	1,187,056
5,000	DTE Energy Co., 6.35%, 6/1/16	Baa2/BBB	5,718,390
14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	Aa3/A+	16,474,329
27,500	Entergy Corp., 3.625%, 9/15/15	Baa3/BBB−	27,411,203
194	GG1C Funding Corp., 5.129%, 1/15/14 (a)(d)	Baa3/BBB+	199,697
300	Korea Hydro & Nuclear Power Co., Ltd., 3.125%, 9/16/15 (a)(d)	A1/A	297,151
1,000	Majapahit Holding BV, 7.25%, 6/28/17	Ba1/BB	1,130,207
200	Midamerican Energy Holdings Co., 5.875%, 10/1/12	Baa1/BBB+	213,313
	Nevada Power Co.,
100	5.875%, 1/15/15	Baa3/BBB	112,013
1,600	5.95%, 3/15/16	Baa3/BBB	1,804,731

28 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Utilities (continued)

$3,000	6.50%, 5/15/18	Baa3/BBB	$3,472,959
900	Nisource Finance Corp., 6.40%, 3/15/18	Baa3/BBB−	1,018,517
1,700	Ohio Edison Co., 5.45%, 5/1/15	Baa2/BBB−	1,851,909
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	Baa1/BBB	3,256,816
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	Baa3/BBB	2,163,821
4,500	Toledo Edison Co., 6.15%, 5/15/37	Baa1/BBB	4,721,963
62	W3A Funding Corp., 8.09%, 1/2/17	Baa2/BBB	62,653

			76,126,607

	Total Corporate Bonds & Notes (cost–$2,084,616,657)		2,347,552,696

U.S. GOVERNMENT AGENCY SECURITIES–16.0%
	Fannie Mae–14.6%
1,754	2.222%, 5/1/35, FRN, MBS	Aaa/AAA	1,818,783
4	2.719%, 8/25/18, CMO, FRN	Aaa/AAA	3,618
3,982	2.74%, 11/1/35, FRN, MBS	Aaa/AAA	4,182,461
6	3.745%, 2/1/18, FRN, MBS	Aaa/AAA	6,482
3,000	4.00%, 11/1/40, MBS	Aaa/AAA	2,992,961
4	4.314%, 4/1/17, FRN, MBS	Aaa/AAA	4,044
1,191	4.50%, 1/25/17, CMO	Aaa/AAA	1,207,912
24,856	4.50%, 2/1/41, MBS	Aaa/AAA	25,679,346
476,000	4.50%, MBS, TBA (e)	Aaa/AAA	489,605,174
75	5.00%, 1/25/17, CMO	Aaa/AAA	74,832
4,173	5.29%, 11/25/33, CMO	Aaa/AAA	4,534,534

			530,110,147

	Freddie Mac–0.0%
9	2.875%, 12/1/18, FRN, MBS	Aaa/AAA	8,987
4	3.575%, 6/1/30, FRN, MBS	Aaa/AAA	3,692
3	4.50%, 10/15/19, CMO	Aaa/AAA	2,754
40	4.50%, 2/15/20, CMO	Aaa/AAA	39,836
238	5.00%, 1/15/18, CMO	Aaa/AAA	241,019
86	6.50%, 1/1/38, MBS	Aaa/AAA	96,732
454	6.50%, 10/1/38, MBS	Aaa/AAA	510,349

			903,369

	Ginnie Mae–0.0%
15	3.375%, 1/20/22, FRN, MBS	Aaa/AAA	15,456

	Small Business Administration Participation Certificates–1.4%
280	4.504%, 2/10/14	Aaa/AAA	293,453
4,343	4.77%, 4/1/24, ABS	Aaa/AAA	4,610,083

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 29

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Small Business Administration Participation Certificates (continued)

$24,860	5.32%, 1/1/27, ABS	Aaa/AAA	$26,718,066
19,140	5.70%, 8/1/26, ABS	Aaa/AAA	20,814,134

			52,435,736

	Total U.S. Government Agency Securities (cost–$572,143,983)		583,464,708

MUNICIPAL BONDS–9.5%
	Arizona–0.0%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35	Aa3/AA−	2,049,140

	California–5.3%
2,400	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	Baa3/BB+	1,627,464
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	Aa2/AA−	15,366,900
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
7,400	7.488%, 8/1/33	A1/A+	7,982,750
14,300	7.618%, 8/1/40	A1/A+	15,465,450
25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	Aa1/AA	27,459,500
3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	Aa3/AA−	2,935,770
	Los Angeles Unified School Dist., GO,
1,500	5.00%, 7/1/18, Ser. I	Aa2/AA−	1,667,400
1,300	6.758%, 7/1/34	Aa2/AA−	1,433,913
13,600	Northern California Power Agcy. Rev., 7.311%, 6/1/40	A3/A−	14,126,184
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	Aa2/AA−	310,254
1,000	San Diego Cnty. Water Auth., Rev., 6.138%, 5/1/49	Aa2/AA+	1,051,940
	State, GO,
800	4.85%, 10/1/14	A1/A−	840,432
400	6.20%, 10/1/19	A1/A−	431,744
1,500	6.65%, 3/1/22	A1/A−	1,640,550
8,550	7.55%, 4/1/39	A1/A−	9,698,692
36,400	7.60%, 11/1/40	A1/A−	41,625,584
12,000	7.70%, 11/1/30	A1/A−	12,937,560
23,500	7.95%, 3/1/36	A1/A−	25,576,930
	Univ. of California Rev.,
2,500	4.75%, 5/15/33, Ser. L	Aa1/AA	2,338,250
9,715	5.00%, 5/15/22, Ser. D	Aa2/AA−	10,140,905

			194,658,172

30 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Illinois–0.5%
$1,500	Chicago Board of Education, GO, 5.25%, 12/1/26, Ser. C	Aa2/AA−	$1,515,810
2,500	Chicago Metropolitan Water Reclamation Dist., GO, 5.72%, 12/1/38	Aaa/AAA	2,571,300
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	Aa3/AA	10,010,595
	Finance Auth. Rev., Univ. of Chicago,
1,240	5.00%, 7/1/27, Ser. A	Aa1/AA	1,269,723
1,600	5.50%, 7/1/37, Ser. B	Aa1/AA	1,629,216

			16,996,644

	Iowa–0.0%
765	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	Baa3/BBB	690,818

	Massachusetts–0.5%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	Aa2/AA	17,548,420

	Michigan–0.2%
6,355	Detroit City School Dist., School Building & Site Improvements, GO,
	5.00%, 5/1/33, Ser. B (FGIC) (Q-SBLF)	Aa2/AA−	5,763,032

	Minnesota–0.1%
2,000	Rochester Rev., Health Care, Mayo Clinic,
	4.50%, 11/15/38, Ser. C, VRN (e)	Aa2/AA	2,106,340
900	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	NR/A	844,029

			2,950,369

	Nevada–0.1%
4,005	Clark Cnty. School Dist., GO, 5.00%, 6/15/19, Ser. A	Aa2/AA	4,364,489

	New Jersey–0.3%
	State Turnpike Auth. Rev.,
5,000	7.102%, 1/1/41, Ser. A	A3/A+	5,639,350
3,900	7.414%, 1/1/40, Ser. F	A3/A+	4,473,027
250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BB−	155,463

			10,267,840

	New York–0.7%
7,600	Liberty Dev. Corp. Rev., World Trade Center,
	0.35%, 12/1/49, Ser. A-1, VRN	Aaa/NR	7,600,152
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	Aa2/AA	3,053,100
	New York City Transitional Finance Auth. Rev.,
1,300	5.00%, 1/15/25, Ser. S-1	Aa3/AA−	1,352,390
3,000	5.267%, 5/1/27, Ser. G-3	Aa1/AAA	3,121,080

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 31

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
		New York (continued)

	$5,000	Port Auth. of New York & New Jersey Rev.,
		5.125%, 5/1/34, Ser. 136 (NPFGC)(n)	Aa2/AA−	$5,005,400
		State Dormitory Auth. Rev.,
	1,600	5.289%, 3/15/33	NR/AAA	1,559,936
	1,100	5.389%, 3/15/40	NR/AAA	1,081,718
	4,000	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	NR/AAA	4,139,600

				26,913,376

		Ohio–0.3%
	3,600	American Municipal Power-Ohio, Inc. Rev., 5.939%, 2/15/47	A1/A	3,361,716
		Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
	11,700	5.75%, 6/1/34	Baa3/BB−	8,070,543
	900	5.875%, 6/1/47	Baa3/BB−	603,846

				12,036,105

		Texas–1.4%
	43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	Aa2/AA+	40,696,332
	4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	NR/AAA	4,540,580
	4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	A2/A−	4,192,988

				49,429,900

		Washington–0.0%
	600	State, GO, zero coupon, 12/1/20, Ser. F (NPFGC)	Aa1/AA+	425,964

		Wisconsin–0.1%
	2,300	State Rev., 6.00%, 5/1/36, Ser. A	Aa3/AA−	2,445,314

		Total Municipal Bonds (cost–$336,024,838)		346,539,583

SOVEREIGN DEBT OBLIGATIONS–6.4%
		Australia–0.2%
AUD	5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	Aaa/AAA	6,029,644

		Brazil–5.1%
		Brazil Notas do Tesouro Nacional, Ser. F,
BRL	147,046	10.00%, 1/1/17	Baa3/NR	83,836,232
BRL	147,171	10.00%, 1/1/21	Baa3/NR	80,577,629
	$3,300	Brazilian Development Bank, 6.369%, 6/16/18	Ba3/BBB−	3,597,000
		Brazilian Government International Bond,
	1,600	4.875%, 1/22/21	Baa3/NR	1,660,000
	12,176	8.875%, 10/14/19	Baa3/BBB−	16,285,400

				185,956,261

32 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
		Canada–0.3%
CAD	2,400	Province of Ontario Canada, 6.50%, 3/8/29	Aa1/AA−	$3,170,955
	$7,800	Province of Quebec Canada, 3.50%, 7/29/20	Aa2/A+	7,676,784

				10,847,739

		Colombia–0.1%
	2,000	Colombia Government International Bond, 7.375%, 1/27/17	Ba1/BBB−	2,398,000

		Indonesia–0.1%
	3,100	Indonesia Government International Bond, 6.875%, 1/17/18	Ba1/BB+	3,568,875

		Korea (Republic of)–0.3%
	10,800	Export-Import Bank of Korea, 4.00%, 1/29/21	A1/A	9,944,975
	300	Korea Development Bank, 8.00%, 1/23/14	A1/A	344,855

				10,289,830

		Qatar–0.3%
		Qatar Government International Bond (a)(d),
	3,300	4.00%, 1/20/15	Aa2/AA	3,460,050
	6,100	5.25%, 1/20/20	Aa2/AA	6,466,000

				9,926,050

		Russia–0.0%
	1,730	Russian Federation, 7.50%, 3/31/30, VRN	Baa1/BBB	2,020,865

		South Africa–0.0%
	300	South Africa Government International Bond, 6.875%, 5/27/19	A3/BBB+	350,550

		Total Sovereign Debt Obligations (cost–$214,724,320)		231,387,814

MORTGAGE-BACKED SECURITIES–4.5%
	4,400	Banc of America Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO, VRN	NR/A+	4,869,353
	245	Banc of America Funding Corp., 5.801%, 1/20/47, CMO, VRN	NR/CCC	172,705
	1,609	Banc of America Large Loan, Inc., 0.729%, 8/15/29, CMO, FRN (b)	Aaa/AAA	1,536,758
		Bear Stearns Adjustable Rate Mortgage Trust, CMO,
	1,771	2.40%, 8/25/35, FRN	Baa2/AAA	1,684,054
	1,998	2.71%, 3/25/35, FRN	Ba2/AAA	1,922,322
	437	2.731%, 3/25/35, FRN	A1/AAA	418,924
	87	2.814%, 5/25/34, FRN	Aaa/AAA	85,690
	6,334	2.851%, 10/25/35, FRN	NR/BBB+	6,253,818

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 33

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$154	2.862%, 10/25/33, VRN	Aaa/AAA	$157,258
	Bear Stearns Alt-A Trust, CMO, VRN,
1,512	2.796%, 2/25/36	Ca/D	702,403
4,800	4.995%, 11/25/36	Caa3/CCC	3,243,901
6,114	5.068%, 11/25/36	Caa3/CCC	3,759,179
	Bear Stearns Commercial Mortgage Securities, CMO,
719	0.329%, 3/15/19, FRN (a)(d)	Aaa/AA	709,246
1,600	5.54%, 9/11/41	NR/AAA	1,763,417
7,500	5.694%, 6/11/50, VRN	NR/A+	8,271,938
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
619	2.37%, 8/25/35	B1/AA	582,824
661	2.56%, 8/25/35	B3/AA	591,136
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
4,400	5.322%, 12/11/49	Aaa/A−	4,731,331
8,000	5.525%, 1/15/46, VRN	Aaa/AAA	8,743,622
€326	Cordusio RMBS SRL, 1.359%, 6/30/35, CMO, FRN	Aaa/AAA	465,004
	Countrywide Alternative Loan Trust, CMO,
$2,504	0.403%, 11/25/46, FRN	Caa3/B−	1,530,977
682	0.413%, 5/25/36, FRN	Caa3/B−	415,977
12,257	6.25%, 8/25/37	Caa3/D	8,135,681
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
331	0.533%, 3/25/35, FRN	Caa3/A	204,418
77	2.984%, 8/25/34, VRN	Caa1/B+	60,628
24	Credit Suisse First Boston Mortgage Securities Corp.,
	2.459%, 7/25/33, CMO, VRN	Aaa/AAA	22,797
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	Aaa/A+	2,785,104
7,300	5.905%, 6/15/39, VRN	Aa2/BBB+	7,894,524
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO, FRN,
2,449	0.474%, 8/19/45	Caa1/BBB−	1,678,324
1,507	2.468%, 7/19/44	A3/AAA	1,209,289
137	First Horizon Asset Securities, Inc., 2.706%, 12/25/33, CMO, FRN	Baa3/NR	134,292
3,931	Greenpoint Mortgage Funding Trust, 0.443%, 6/25/45, CMO, FRN	Caa2/BB−	2,543,069

34 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$16	Greenpoint Mortgage Pass Through Certificates,
	2.923%, 10/25/33, CMO, FRN	NR/B	$13,893
	GSR Mortgage Loan Trust, CMO, FRN,
123	1.98%, 3/25/33	A2/NR	122,805
1,054	2.794%, 9/25/35	NR/AAA	1,021,964
602	2.812%, 9/25/35	NR/AAA	593,532
1,845	2.812%, 9/25/35	NR/AA	1,832,259
	Harborview Mortgage Loan Trust, CMO,
640	0.553%, 6/20/35, FRN	B1/AAA	531,919
262	2.959%, 5/19/33, VRN	NR/AAA	262,149
371	Homebanc Mortgage Trust, 5.798%, 4/25/37, CMO, VRN	Caa1/BBB−	328,482
€143	IntesaBci Sec 2 SRL, 1.368%, 8/28/23, CMO, FRN	Aaa/AAA	211,503
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
$1,000	5.336%, 5/15/47	Aa3/A	1,075,930
6,600	5.42%, 1/15/49	Aaa/NR	7,164,381
2,200	5.44%, 6/12/47	Aaa/A+	2,388,943
	JPMorgan Mortgage Trust, CMO,
137	2.115%, 11/25/33, FRN	NR/AAA	136,899
1,957	2.967%, 7/25/35, FRN	Baa2/AAA	1,963,950
263	5.035%, 2/25/35, FRN	A2/AAA	266,583
5,744	5.367%, 2/25/36, VRN	NR/BB−	5,185,103
2,464	5.383%, 7/25/35, VRN	Ba1/AAA	2,467,399
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO, VRN,
1,200	5.172%, 12/12/49	Aaa/AA−	1,294,505
1,600	6.164%, 8/12/49	NR/AAA	1,762,300
599	Morgan Stanley Dean Witter Capital I, 4.74%, 11/13/36, CMO	NR/AAA	623,174
1,500	Morgan Stanley Reremic Trust, 6.002%, 8/15/45, CMO, VRN (a)(d)	Aaa/NR	1,664,121
866	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (a)(d)(g)	C/NR	98,753
	RBSSP Resecuritization Trust, CMO, FRN (a)(d),
1,896	0.530%, 5/26/37	NR/NR	1,771,619
17,566	0.570%, 3/26/37	NR/NR	16,120,120
8,643	0.713%, 9/26/34	NR/NR	8,242,398
12,760	0.713%, 3/26/36	NR/NR	12,120,946
7,903	0.713%, 4/26/37	NR/NR	7,390,548
1,697	Residential Accredit Loans, Inc., 0.423%, 4/25/46, CMO, FRN	Caa2/CCC	709,952
159	Structured Adjustable Rate Mortgage Loan Trust,
	2.580%, 2/25/34, CMO, VRN	Baa1/AAA	153,694

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 35

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$4,445	Structured Asset Mortgage Investments, Inc.,
	0.433%, 5/25/36, CMO, FRN	Caa3/CCC	$2,634,894
1,367	Thornburg Mortgage Securities Trust, 0.323%, 11/25/46, CMO, FRN	B2/AAA	1,350,916
	Wachovia Bank Commercial Mortgage Trust, CMO,
440	0.299%, 6/15/20, FRN (a)(d)	Aaa/A+	412,319
700	5.416%, 1/15/45, VRN	Aaa/AA−	762,753
1,300	5.678%, 5/15/46	Aaa/A	1,421,343
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
250	0.523%, 1/25/45	B3/AAA	209,492
2,760	0.62%, 11/25/34	Ba2/AAA	2,079,387
1,393	1.306%, 2/25/46	Caa2/AA	1,096,966
833	Wells Fargo Mortgage-Backed Securities Trust,
	2.74%, 3/25/36, CMO, VRN	Caa2/NR	636,269

	Total Mortgage-Backed Securities (cost–$149,287,647)		165,404,126

U.S. TREASURY OBLIGATIONS (k)(l)–0.4%
	U.S. Treasury Inflation Indexed Bonds,
10,945	3.625%, 4/15/28 (cost–$14,310,168)		14,491,393

SENIOR LOANS (a)(c)–0.3%
	Automotive–0.2%
	Ford Motor Corp.,
6,447	2.97%, 12/15/13, Term B1		6,462,479

	Healthcare & Hospitals–0.0%
	HCA, Inc.,
370	2.557%, 11/17/13, Term B1		369,403
886	3.557%, 3/31/17, Term B2		888,488

			1,257,891

	Paper/Paper Products–0.1%
	Georgia-Pacific Corp.,
1,584	2.307%, 12/31/12, Term B2		1,586,459

	Total Senior Loans (cost–$9,287,165)		9,306,829

ASSET-BACKED SECURITIES–0.3%
186	ACE Securities Corp., 0.263%, 12/25/36, FRN	B3/B	181,745
19	Asset-Backed Funding Certificates, 0.273%, 1/25/37, FRN	Ba1/A−	19,124
	Bear Stearns Asset-Backed Securities Trust, FRN,
2,000	0.413%, 12/25/36	Caa2/BBB+	1,275,479
655	1.213%, 10/25/37	Caa2/BBB	427,416

36 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$411	BNC Mortgage Loan Trust, 0.313%, 5/25/37, FRN	Ba2/B+	$363,911
	Conseco Financial Corp.,
323	6.22%, 3/1/30	NR/BBB−	344,440
4,608	6.53%, 2/1/31, VRN	NR/CCC−	4,424,507
276	JPMorgan Mortgage Acquisition Corp., 0.293%, 3/25/37, FRN	Ba2/BB−	260,261
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	C/NR	2,763
903	MASTR Asset-Backed Securities Trust, 0.293%, 5/25/37, FRN	Ba1/AAA	861,860
351	Merrill Lynch Mortgage Investors, Inc., 0.333%, 2/25/37, FRN	Ca/CCC	204,655
232	Morgan Stanley Mortgage Loan Trust, 0.573%, 4/25/37, FRN	Ca/CCC	112,111
157	Nationstar Home Equity Loan Trust, 0.273%, 6/25/37, FRN	Aa2/AAA	155,176
343	Popular ABS Mortgage Pass Through Trust, 0.303%, 6/25/47, FRN	Caa1/B−	310,657
22	Wells Fargo Home Equity Trust, 0.443%, 10/25/35, FRN	Aaa/AAA	21,558

	Total Asset-Backed Securities (cost–$8,515,026)		8,965,663

Shares
PREFERRED STOCK–0.0%
	Capital Markets–0.0%
56,000	Goldman Sachs Group, Inc., 3.75%, Ser. A (p) (cost–$1,400,000)	Baa2/BBB−	1,290,240

CONVERTIBLE PREFERRED STOCK–0.0%
	Financial Services–0.0%
700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (j)	Baa3/A−	755,636

	Insurance–0.0%
10,859	American International Group, Inc., 8.50%, 8/1/11	Baa2/NR	32,577

	Total Convertible Preferred Stock (cost–$1,010,067)		788,213

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS–12.0%
	Corporate Notes–2.7%
	Banking–1.4%
$5,100	Banco Santander Chile, 1.524%, 4/20/12, FRN (a)(d)	Aa3/A+	5,100,689
€2,200	Bank of Scotland PLC, 3.375%, 12/5/11	Aaa/AAA	3,294,957
$42,900	Itau Unibanco S.A., 1.32%, 7/7/11	NR/NR	42,808,065

			51,203,711

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 37

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services–1.1%
$5,500	Ally Financial, Inc., 6.875%, 9/15/11	B1/B	$5,606,562
1,592	American Express Travel Related Services Co., Inc.,
	5.25%, 11/21/11 (a)(d)	A2/BBB+	1,631,765
10,000	Caelus Re Ltd., 6.561%, 6/7/11, FRN (a)(b)(d)(o) (acquisition cost–$9,963,680; purchased 6/20/08-2/9/09)	NR/BB	9,983,230
	Ford Motor Credit Co. LLC,
5,700	3.033%, 1/13/12, FRN	Ba2/BB−	5,756,601
5,200	7.25%, 10/25/11	Ba2/BB−	5,335,252
4,100	9.875%, 8/10/11	Ba2/BB−	4,185,559
700	Mystic Re Ltd., 10.311%, 6/7/11, FRN (a)(b)(d)(o)
	(acquisition cost–$700,000; purchased 5/23/07)	NR/BB−	700,980
769	Petroleum Export Ltd., 5.265%, 6/15/11 (b)	Ba1/BBB	768,392
	Petroleum Export II Ltd.,
1,681	6.34%, 6/20/11 (a)(d)	NR/NR	1,681,965
267	6.34%, 6/20/11 (b)	NR/NR	266,721
5,000	SLM Corp., 5.40%, 10/25/11	Ba1/BBB−	5,084,045
100	TNK-BP Finance S.A., 6.125%, 3/20/12 (a)(d)	Baa2/BBB−	104,560

			41,105,632

	Insurance–0.1%
	American International Group, Inc.,
100	0.386%, 10/18/11, FRN	Baa1/A−	99,592
€1,500	4.00%, 9/20/11	Baa1/A−	2,231,938
$1,800	4.95%, 3/20/12	WR/A−	1,864,822

			4,196,352

	Oil & Gas–0.0%
800	BP Capital Markets PLC, 2.75%, 2/27/12	A2/A	812,976
756	Enterprise Products Operating LLC, 7.625%, 2/15/12	Baa3/BBB−	795,105
25	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB−	25,393

			1,633,474

	Utilities–0.1%
1,600	FirstEnergy Corp., 6.45%, 11/15/11	Baa3/BB+	1,643,435

	Total Corporate Notes (cost–$98,938,165)		99,782,604

	U.S. Government Agency Securities–2.6%
3,000	Fannie Mae, 0.07%, 6/20/11	Aaa/AAA	2,999,708
	Federal Home Loan Bank Discount Notes,
45,300	0.065%, 5/27/11	Aaa/AAA	45,297,874
9,000	0.08%, 7/6/11	Aaa/AAA	8,999,514

38 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
		U.S. Government Agency Securities (continued)

	$38,300	Freddie Mac, 0.06%, 7/21/11	Aaa/AAA	$38,297,434

		Total U.S. Government Agency Securities (cost–$95,591,091)		95,594,530

		U.S. Treasury Obligations (l)(q)–2.1%
		U.S. Treasury Bills,
	77,380	0.053%-0.183%, 6/9/11-9/15/11 (cost–$77,352,865)		77,369,514

		Sovereign Debt Obligations–0.3%
		Brazil–0.3%
BRL	16,584	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12, Ser. F (cost–$9,669,513)	Baa3/NR	10,371,155

		Repurchase Agreements–4.3%
	$78,700	BNP Paribas Securities Co., dated 4/29/11, 0.04%, due 5/2/11, proceeds $78,700,262; collateralized by U.S. Treasury Inflation Index Note, 2.375%, due 1/15/17, valued at $80,678,677 including accrued interest		78,700,000
	6,600	Citigroup Global Markets, Inc., dated 4/29/11, 0.05%, due 5/2/11, proceeds $6,600,028; collateralized by Fannie Mae, 2.80%, due 10/5/17, valued at $6,770,401 including accrued interest		6,600,000
	10,000	Goldman Sachs & Co., dated 4/29/11, 0.05%, due 5/2/11, proceeds $10,000,042; collateralized by Ginnie Mae, 5.00%, due 8/20/40, valued at $10,244,841 including accrued interest		10,000,000
	16,600	JPMorgan Securities, Inc., dated 4/29/11, 0.05%, due 5/2/11, proceeds $16,600,069; collateralized by Federal Farm Credit Bank, 2.27%, due 12/24/13, valued at $6,735,859 and Federal Home Loan Bank, 0.52%, due 5/6/11, valued at $10,226,441 including accrued interest		16,600,000
	30,400	Morgan Stanley & Co., Inc., dated 4/29/11, 0.04%, due 5/2/11, proceeds $30,400,101; collateralized by U.S. Treasury Bonds, 0.375%-3.125%, due 9/30/12-5/15/19, valued at $31,090,229 including accrued interest		30,400,000
	7,100	Morgan Stanley & Co., Inc., dated 4/29/11, 0.05%, due 5/2/11, proceeds $7,100,030; collateralized by Federal Farm Credit Bank, 0.23%, due 10/15/13, valued at $7,311,990 including accrued interest		7,100,000
	5,459	State Street Bank & Trust Co., dated 4/29/11, 0.01%, due 5/2/11, proceeds $5,459,005; collateralized by U.S. Treasury Bills, 0.025%, due 7/21/11, valued at $5,569,679		5,459,000

		Total Repurchase Agreements (cost–$154,859,000)		154,859,000

		Total Short-Term Investments (cost–$436,410,634)		437,976,803

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 39

Fixed Income SHares: Series C Schedule of Investments
April 30, 2011 (unaudited) (continued)

Notional
Amount			Value
OPTIONS PURCHASED (m)–0.1%
	Call Options–0.1%
	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$767,350,000	strike rate 1.25%, expires 4/30/12		$3,023,896

	Put Options–0.0%
$460,000,000	Fannie Mae, 4.50%, 7/7/41 (OTC), strike price $87, expires 7/7/11		5

	Total Options Purchased (cost–$2,997,202)		3,023,901

	Total Investments, before options written (cost–$3,830,727,707)–114.0%		4,150,191,969

OPTIONS WRITTEN (m)–(0.7)%
	Call Options–(0.0)%
	Dow Jones CDX IG-15 5-Year Index,
$396,200,000	strike price $0.80, expires 6/15/11		(1,018,543)
$127,000,000	strike price $0.80, expires 9/21/11		(378,618)

			(1,397,161)

	Put Options–(0.7)%
$1,534,700,000	1-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 4/30/12		(1,944,004)
	2-Year Interest Rate Swap (OTC),
$1,291,700,000	Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.25%, expires 9/24/12		(11,265,174)
	3-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$306,900,000	strike rate 2.75%, expires 6/18/12		(2,610,614)
$1,376,100,000	strike rate 3.00%, expires 6/18/12		(9,128,635)
	Dow Jones CDX IG-15 5-Year Index,
$443,500,000	strike price $1.20, expires 6/15/11		(37,658)
$176,500,000	strike price $1.20, expires 9/21/11		(166,448)
$78,900,000	strike price $1.30, expires 9/21/11		(114,379)

			(25,266,912)

	Total Options Written (premiums received–$34,504,261)		(26,664,073)

	Total Investments, net of options written (cost–$3,796,223,446)	113.3%	4,123,527,896
	Other liabilities in excess of other assets	(13.3)	(484,650,029)

	Net Assets	100.0%	$3,638,877,867

40 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series H Schedule of Investments
April 30, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
MUNICIPAL BONDS–99.0%
	Arizona–2.3%
$100	Apache Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co. Project, 5.875%, 3/1/33, Ser. B	Baa3/BBB−	$99,993
100	Pima Cnty. Industrial Dev. Auth. Rev., Choice Education and Dev. Corp. Project, 6.375%, 6/1/36	NR/NR	78,177

			178,170

	California–14.4%
	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev.,
150	Odd Fellows Home of California, 5.20%, 11/15/22, Ser. A (CA Mtg. Ins.)	NR/A−	150,324
100	Sharp Healthcare, 6.25%, 8/1/39	A2/A	99,988
250	City & Cnty. of San Francisco Airports Commission Rev., 4.90%, 5/1/29, Ser. A	A1/A	246,762
100	Health Facs. Financing Auth. Rev., Children’s Hospital of Los Angeles, 5.25%, 7/1/38, (AGM)	Aa3/AA+	88,693
100	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	Aa3/AA−	97,341
	State, GO,
200	5.00%, 6/1/12	A1/A−	208,664
100	5.00%, 3/1/16	A1/A−	112,018
100	5.50%, 8/1/25	A1/A−	106,178

			1,109,968

	Colorado–5.3%
200	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	A1/A+	180,808
250	Regional Transportation Dist. Rev., Denver Transportation Partners, 6.00%, 1/15/34	Baa3/NR	231,898

			412,706

	Delaware–1.3%
100	State Economic Dev. Auth. Rev., Delmarva Power & Light Co., 5.40%, 2/1/31	Baa2/BBB+	98,205

	Florida–1.0%
100	Sarasota Cnty. Health Facs. Auth. Rev., Sarasota-Manatee Jewish Housing Council, Inc. Project, 5.75%, 7/1/37	NR/NR	77,988

	Georgia–1.2%
100	DeKalb Cnty. Hospital Auth. Rev., DeKalb Medical Center, Inc. Project, 6.125%, 9/1/40	NR/NR	90,408

	Illinois–12.2%
600	Chicago International Airport Rev., 4.00%, 1/1/13, Ser. A	A1/A−	625,674
250	Finance Auth. Rev. OSF Healthcare Systems, 6.00%, 5/15/39, Ser. A	A3/A	240,498

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 41

Fixed Income SHares: Series H Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Illinois (continued)

$100	Finance Auth. Rev., DeKalb Supportive Living, 6.10%, 12/1/41 (n)	NR/NR	$76,043

			942,215

	Indiana–5.2%
250	Finance Auth. Rev., Indiana Historical Society, 5.00%, 7/1/40	A3/NR	216,762
100	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.70%, 9/1/37 (a)(d)	NR/NR	77,660
100	Whiting Rev., Industry Environmental Facs., 5.00%, 1/1/16	A2/A	108,631

			403,053

	Iowa–0.8%
100	Finance Auth. Rev., Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	NR/NR	63,656

	Kansas–1.4%
150	Manhattan Rev., Meadowlark Hills Retirement, 5.00%, 5/15/36, Ser. A	NR/NR	110,589

	Maryland–5.2%
250	Economic Dev. Corp. Rev., CNX Marine Terminals, Inc., 5.75%, 9/1/25	NR/BB	240,772
	Health & Higher Educational Facs. Auth. Rev.,
100	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	NR/NR	69,871
100	Washington Cnty. Hospital, 6.00%, 1/1/43	NR/BBB−	92,062

			402,705

	Massachusetts–2.6%
250	Health & Educational Facs. Auth. Rev., Lowell General Hospital, 5.125%, 7/1/35, Ser. C	Baa1/BBB+	197,417

	Michigan–2.3%
100	Detroit, GO, 5.25%, 11/1/35	Aa3/AA	99,047
100	Tobacco Settlement Finance Auth. Rev., 5.125%, 6/1/22, Ser. A	NR/BBB	79,131

			178,178

	Minnesota–2.7%
200	Higher Education Facs. Auth. Rev., Gustavus Adolphus College, 4.00%, 10/1/19, Ser. B	A3/NR	207,224

	Missouri–0.5%
100	Branson Regional Airport Transportation Dev. Dist. Rev., 6.00%, 7/1/25, Ser. B (n)	NR/NR	43,250

	New Mexico–1.1%
100	Otero Cnty. Jail Rev., 6.00%, 4/1/28	NR/NR	81,231

	New York–13.8%
250	Liberty Dev. Corp. Rev., 5.125%, 1/15/44	NR/AA	231,205
100	New York City, GO, 5.00%, 8/1/18, Ser. I-1	Aa2/AA	114,044

42 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series H Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	New York (continued)

$250	Oneida-Herkimer Solid Waste Management Auth. Rev., 4.00%, 4/1/14	A2/A+	$263,475
	State Dormitory Auth. Rev.,
250	St. Francis College, 5.00%, 10/1/40	NR/A−	235,685
200	The New School, 5.00%, 7/1/16	A3/A−	221,802

			1,066,211

	North Carolina–3.1%
100	Medical Care Commission Rev., Galloway Ridge Project, 6.00%, 1/1/39, Ser. A	NR/NR	90,190
150	Ports Auth. Rev., 5.25%, 2/1/40, Ser. A	A3/NR	147,150

			237,340

	Ohio–5.1%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
100	5.875%, 6/1/30	Baa3/BB−	72,316
475	5.875%, 6/1/47	Baa3/BB−	318,696

			391,012

	Oregon–1.9%
150	State Facs. Auth. Rev., Concordia Univ. Project, 6.375%, 9/1/40, Ser. A	NR/BB+	146,256

	Pennsylvania–2.2%
100	Allegheny Cnty. Hospital Dev. Auth. Rev., West Penn Allegheny Health System, 5.375%, 11/15/40, Ser. A	B2/BB−	75,452
100	Dauphin Cnty. General Auth. Rev., Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	A2/A	97,219

			172,671

	Puerto Rico–3.0%
250	Sales Tax Financing Corp. Rev., 5.375%, 8/1/38, Ser. C	A1/A+	233,898

	Tennessee–3.1%
100	Rutherford Cnty. Health & Educational Facs. Board Rev., Ascension Health Group, 5.00%, 11/15/40	Aa1/AA	99,692
150	Tennessee Energy Acquisition Corp. Rev., 5.00%, 2/1/25, Ser. C	Baa3/BBB	142,382

			242,074

	Texas–2.8%
100	North Texas Tollway Auth. Rev., 5.75%, 1/1/33, Ser. F	A3/BBB+	99,501
100	Texas A&M Univ. Rev., 5.00%, 5/15/16, Ser. B	Aaa/AA+	115,689

			215,190

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 43

Fixed Income SHares: Series H Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Utah–2.2%
$100	Spanish Fork City Rev., American Leadership Academy, 5.55%, 11/15/21 (a)(d)	NR/NR	$89,320
100	Utah Cnty., Lincoln Academy Charter School, GO, 5.875%, 6/15/37, Ser. A (a)(d)	NR/NR	78,018

			167,338

	Virginia–1.3%
100	Lewistown Commerce Center Community Dev. Auth. Rev., 6.05%, 3/1/27	NR/NR	100,442

	Wisconsin–1.0%
100	Milwaukee Redev. Auth. Rev., Academy of Learning, 5.65%, 8/1/37, Ser. A	NR/NR	78,421

	Total Municipal Bonds (cost–$8,220,201)		7,647,816

	Total Investments (cost–$8,220,201)	99.0%	7,647,816
	Other assets less liabilities	1.0	78,702

	Net Assets	100.0%	$7,726,518

44 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
U.S. GOVERNMENT AGENCY SECURITIES–45.8%
	Fannie Mae–43.6%
$6,100	0.413%, 10/27/37, CMO, FRN	Aaa/AAA	$6,060,904
56	0.70%, 8/25/21, CMO, FRN	Aaa/AAA	56,301
2,152	1.837%, 1/1/34, FRN, MBS	Aaa/AAA	2,201,302
1,134	1.96%, 1/1/20, FRN, MBS	Aaa/AAA	1,172,607
593	1.983%, 1/1/22, FRN, MBS	Aaa/AAA	605,602
234	2.049%, 5/1/34, FRN, MBS	Aaa/AAA	243,399
464	2.177%, 5/1/28, FRN, MBS	Aaa/AAA	479,476
16	2.225%, 11/1/32, FRN, MBS	Aaa/AAA	16,463
34	2.275%, 10/1/32, FRN, MBS	Aaa/AAA	34,344
92	2.345%, 9/1/27, FRN, MBS	Aaa/AAA	95,540
179	2.367%, 12/1/34, FRN, MBS	Aaa/AAA	188,325
477	2.37%, 1/1/33, FRN, MBS	Aaa/AAA	494,166
145	2.404%, 1/1/33, FRN, MBS	Aaa/AAA	151,265
375	2.415%, 9/1/32, FRN, MBS	Aaa/AAA	391,587
340	2.455%, 2/1/33, FRN, MBS	Aaa/AAA	345,253
277	2.481%, 5/1/33, FRN, MBS	Aaa/AAA	289,782
2,387	2.482%, 11/1/35, FRN, MBS	Aaa/AAA	2,515,404
350	2.547%, 9/1/35, FRN, MBS	Aaa/AAA	367,984
598	2.603%, 4/1/35, FRN, MBS	Aaa/AAA	628,417
237	2.665%, 12/1/32, FRN, MBS	Aaa/AAA	248,187
28	2.734%, 5/1/17, FRN, MBS	Aaa/AAA	28,767
41	2.773%, 6/1/20, FRN, MBS	Aaa/AAA	41,809
60	2.776%, 5/1/18, FRN, MBS	Aaa/AAA	61,675
20	2.783%, 9/1/32, FRN, MBS	Aaa/AAA	20,493
45	2.815%, 1/1/18, FRN, MBS	Aaa/AAA	45,731
196	3.002%, 10/1/34, FRN, MBS	Aaa/AAA	206,373
29	3.849%, 3/25/41, CMO, FRN	Aaa/AAA	30,124
2,337	4.00%, 11/25/19, CMO	Aaa/AAA	2,455,398
72	4.00%, 2/1/36, MBS	Aaa/AAA	72,320
306	4.00%, 2/1/39, MBS	Aaa/AAA	305,402
927	4.00%, 9/1/39, MBS	Aaa/AAA	924,567
1,914	4.00%, 11/1/39, MBS	Aaa/AAA	1,909,593
176	4.00%, 3/1/40, MBS	Aaa/AAA	175,139
397	4.00%, 8/1/40, MBS	Aaa/AAA	395,848
4,819	4.00%, 9/1/40, MBS	Aaa/AAA	4,807,318
8,225	4.00%, 10/1/40, MBS	Aaa/AAA	8,204,989
22,464	4.00%, 11/1/40, MBS	Aaa/AAA	22,409,484
50,950	4.00%, 12/1/40, MBS	Aaa/AAA	50,825,281

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 45

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
		Fannie Mae (continued)

$73,084		4.00%, 1/1/41, MBS	Aaa/AAA	$72,901,819
50,592		4.00%, 2/1/41, MBS	Aaa/AAA	50,466,229
50,355		4.00%, 3/1/41, MBS	Aaa/AAA	50,221,987
15,952		4.00%, 4/1/41, MBS	Aaa/AAA	15,912,379
814,000		4.00%, MBS, TBA (e)	Aaa/AAA	810,693,532
25		4.246%, 5/25/42, CMO, FRN	Aaa/AAA	26,417
8,500		4.50%, 11/25/26, CMO	Aaa/AAA	9,084,207
3,091		4.50%, 10/25/34, CMO	Aaa/AAA	3,058,899
17		4.50%, 2/1/38, MBS	Aaa/AAA	17,520
551		4.50%, 3/1/38, MBS	Aaa/AAA	568,153
852		4.50%, 11/1/39, MBS	Aaa/AAA	878,610
428,000		4.50%, MBS, TBA (e)	Aaa/AAA	439,589,268
11,600		4.875%, 12/15/16 (e)	Aaa/AAA	13,123,347
1,072		5.00%, 9/25/14, CMO	Aaa/AAA	1,138,843
123		5.00%, 9/1/17, MBS	Aaa/AAA	130,896
116		5.00%, 6/1/18, MBS	Aaa/AAA	123,690
11		5.00%, 9/1/18, MBS	Aaa/AAA	11,747
505		5.00%, 7/25/20, CMO	Aaa/AAA	510,483
416		5.00%, 4/1/23, MBS	Aaa/AAA	444,780
—(i	)	5.00%, 11/1/33, MBS	Aaa/AAA	29
717		5.50%, 2/25/24, CMO	Aaa/AAA	787,089
10		6.00%, 8/1/22, MBS	Aaa/AAA	10,320
13		6.00%, 9/1/22, MBS	Aaa/AAA	13,879
165		6.00%, 8/1/23, MBS	Aaa/AAA	179,955
334		6.00%, 12/1/23, MBS	Aaa/AAA	364,494
13		6.50%, 1/1/25, MBS	Aaa/AAA	14,519
146		6.50%, 7/18/27, CMO	Aaa/AAA	164,908
30		6.50%, 12/1/28, MBS	Aaa/AAA	33,454
225		7.00%, 11/1/38, MBS	Aaa/AAA	257,549
110		7.01%, 8/1/22, MBS	Aaa/AAA	124,808
51		7.01%, 11/1/22, MBS	Aaa/AAA	58,357
7		7.925%, 2/1/25, FRN, MBS	Aaa/AAA	7,058
132		11.00%, 7/15/20, MBS	Aaa/AAA	152,472

				1,580,578,316

		Freddie Mac–0.8%
88		0.669%, 8/15/29, CMO, FRN	Aaa/AAA	88,655
54		0.669%, 12/15/31, CMO, FRN	Aaa/AAA	53,932
15		0.719%, 9/15/30, CMO, FRN	Aaa/AAA	14,830
22		0.769%, 3/15/32, CMO, FRN	Aaa/AAA	21,806

46 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
		Freddie Mac (continued)

$56		0.90%, 3/15/20, CMO, FRN	Aaa/AAA	$56,531
223		0.90%, 2/15/24, CMO, FRN	Aaa/AAA	223,697
10		0.95%, 10/15/19, CMO, FRN	Aaa/AAA	10,172
86		1.20%, 12/15/13, CMO, FRN	Aaa/AAA	85,820
86		1.40%, 9/15/22, CMO, FRN	Aaa/AAA	85,799
24		1.60%, 8/15/23, CMO, FRN	Aaa/AAA	23,791
5,051		2.239%, 6/1/35, FRN, MBS	Aaa/AAA	5,241,754
161		2.459%, 4/1/32, FRN, MBS	Aaa/AAA	163,939
11		2.473%, 1/1/33, FRN, MBS	Aaa/AAA	10,899
300		2.475%, 3/1/32, FRN, MBS	Aaa/AAA	302,802
106		2.50%, 1/1/32, FRN, MBS	Aaa/AAA	110,512
229		2.50%, 10/1/32, FRN, MBS	Aaa/AAA	239,645
151		2.508%, 2/1/33, FRN, MBS	Aaa/AAA	158,325
36		2.515%, 8/1/29, FRN, MBS	Aaa/AAA	37,653
258		2.54%, 2/1/29, FRN, MBS	Aaa/AAA	271,109
584		2.601%, 5/1/34, FRN, MBS	Aaa/AAA	605,833
19		2.713%, 7/1/29, FRN, MBS	Aaa/AAA	20,450
1,458		2.74%, 10/1/35, FRN, MBS	Aaa/AAA	1,532,257
101		2.75%, 10/1/32, FRN, MBS	Aaa/AAA	101,217
16		2.946%, 7/1/32, FRN, MBS	Aaa/AAA	16,280
23		3.10%, 8/1/32, FRN, MBS	Aaa/AAA	23,893
140		3.114%, 8/1/32, FRN, MBS	Aaa/AAA	141,388
7,300		3.75%, 3/27/19 (e)	Aaa/AAA	7,647,436
45		4.50%, 5/15/18, CMO	Aaa/AAA	48,177
2,508		5.50%, 3/15/34, CMO	Aaa/AAA	2,706,698
2,800		5.50%, 4/15/35, CMO	Aaa/AAA	3,084,546
3,536		5.50%, 5/15/36, CMO	Aaa/AAA	3,805,774
51		6.00%, 8/15/16, CMO	Aaa/AAA	54,545
1,474		6.00%, 12/15/28, CMO	Aaa/AAA	1,621,128
87		6.50%, 8/15/16, CMO	Aaa/AAA	92,939
23		6.50%, 12/15/23, CMO	Aaa/AAA	25,662
535		6.50%, 7/15/31, CMO	Aaa/AAA	624,371
19		7.00%, 4/1/29, MBS	Aaa/AAA	22,005
1		7.00%, 12/1/29, MBS	Aaa/AAA	1,288
—(i	)	7.00%, 1/1/30, MBS	Aaa/AAA	85
14		7.00%, 2/1/30, MBS	Aaa/AAA	16,091
19		7.00%, 3/1/30, MBS	Aaa/AAA	22,494
2		7.00%, 6/1/30, MBS	Aaa/AAA	2,478

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 47

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Freddie Mac (continued)

$139	7.50%, 8/15/30, CMO	Aaa/AAA	$160,938

			29,579,644

	Ginnie Mae–0.1%
30	0.564%, 6/20/32, CMO, FRN	Aaa/AAA	30,394
98	2.125%, 11/20/23, FRN, MBS	Aaa/AAA	100,974
10	2.125%, 10/20/25, FRN, MBS	Aaa/AAA	10,003
7	2.125%, 11/20/25, FRN, MBS	Aaa/AAA	7,208
6	2.125%, 10/20/26, FRN, MBS	Aaa/AAA	6,065
18	2.125%, 10/20/27, FRN, MBS	Aaa/AAA	18,626
6	2.625%, 8/20/17, FRN, MBS	Aaa/AAA	6,559
4	2.625%, 7/20/21, FRN, MBS	Aaa/AAA	4,126
8	2.625%, 8/20/21, FRN, MBS	Aaa/AAA	8,824
14	2.625%, 9/20/21, FRN, MBS	Aaa/AAA	14,540
1,096	2.625%, 8/20/23, FRN, MBS	Aaa/AAA	1,132,511
3	2.625%, 8/20/25, FRN, MBS	Aaa/AAA	3,405
11	2.625%, 9/20/25, FRN, MBS	Aaa/AAA	11,762
8	2.625%, 8/20/26, FRN, MBS	Aaa/AAA	7,881
6	2.625%, 7/20/27, FRN, MBS	Aaa/AAA	6,387
9	2.625%, 9/20/27, FRN, MBS	Aaa/AAA	9,374
59	2.625%, 8/20/28, FRN, MBS	Aaa/AAA	61,090
24	2.625%, 7/20/29, FRN, MBS	Aaa/AAA	24,853
11	2.75%, 3/20/30, FRN, MBS	Aaa/AAA	11,191
67	3.00%, 8/20/25, FRN, MBS	Aaa/AAA	69,288
339	3.25%, 1/20/28, FRN, MBS	Aaa/AAA	352,722
36	3.25%, 2/20/28, FRN, MBS	Aaa/AAA	37,145
100	3.25%, 1/20/30, FRN, MBS	Aaa/AAA	103,803
153	3.375%, 3/20/17, FRN, MBS	Aaa/AAA	159,839
8	3.375%, 1/20/18, FRN, MBS	Aaa/AAA	8,360
53	3.375%, 5/20/18, FRN, MBS	Aaa/AAA	54,842
38	3.375%, 4/20/19, FRN, MBS	Aaa/AAA	39,388
9	3.375%, 5/20/19, FRN, MBS	Aaa/AAA	9,364
10	3.375%, 6/20/21, FRN, MBS	Aaa/AAA	10,523
24	3.375%, 1/20/22, FRN, MBS	Aaa/AAA	24,659
521	3.375%, 2/20/22, FRN, MBS	Aaa/AAA	543,324
25	3.375%, 4/20/22, FRN, MBS	Aaa/AAA	26,109
14	3.375%, 5/20/22, FRN, MBS	Aaa/AAA	14,408
16	3.375%, 2/20/23, FRN, MBS	Aaa/AAA	16,783
21	3.375%, 3/20/23, FRN, MBS	Aaa/AAA	22,289
22	3.375%, 4/20/23, FRN, MBS	Aaa/AAA	23,012

48 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
		Ginnie Mae (continued)

$133		3.375%, 4/20/24, FRN, MBS	Aaa/AAA	$138,397
8		3.375%, 5/20/24, FRN, MBS	Aaa/AAA	7,951
2		3.375%, 4/20/25, FRN, MBS	Aaa/AAA	2,491
11		3.375%, 5/20/25, FRN, MBS	Aaa/AAA	11,380
18		3.375%, 6/20/25, FRN, MBS	Aaa/AAA	18,825
9		3.375%, 1/20/26, FRN, MBS	Aaa/AAA	9,411
11		3.375%, 6/20/26, FRN, MBS	Aaa/AAA	11,781
5		3.375%, 1/20/27, FRN, MBS	Aaa/AAA	5,537
55		3.375%, 2/20/27, FRN, MBS	Aaa/AAA	57,822
14		3.375%, 4/20/27, FRN, MBS	Aaa/AAA	14,765
20		3.375%, 6/20/27, FRN, MBS	Aaa/AAA	20,643
24		3.375%, 2/20/28, FRN, MBS	Aaa/AAA	24,650
58		3.375%, 3/20/28, FRN, MBS	Aaa/AAA	60,772
27		3.375%, 4/20/28, FRN, MBS	Aaa/AAA	27,904
13		3.375%, 4/20/29, FRN, MBS	Aaa/AAA	13,746
26		3.375%, 6/20/29, FRN, MBS	Aaa/AAA	27,486
22		3.375%, 5/20/30, FRN, MBS	Aaa/AAA	22,956
17		3.375%, 5/20/32, FRN, MBS	Aaa/AAA	17,820
25		3.375%, 6/20/32, FRN, MBS	Aaa/AAA	26,046
4		3.50%, 7/20/20, FRN, MBS	Aaa/AAA	3,689
57		3.50%, 3/20/31, FRN, MBS	Aaa/AAA	59,919
33		3.50%, 3/20/32, FRN, MBS	Aaa/AAA	34,783
46		3.875%, 6/20/22, FRN, MBS	Aaa/AAA	48,393
5		4.50%, 8/20/18, FRN, MBS	Aaa/AAA	5,143
2		6.50%, 5/15/23, MBS	Aaa/AAA	2,339
—	(i)	6.50%, 12/15/23, MBS	Aaa/AAA	284

				3,666,564

		Other Government Agencies–1.3%
17,558		SLM Student Loan Trust, 1.774%, 4/25/23, ABS, FRN	Aaa/AAA	18,158,890
24,136		Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	Aaa/AAA	25,922,009
1,247		Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	Aaa/AAA	1,318,922

				45,399,821

		Total U.S. Government Agency Securities (cost–$1,621,652,223)		1,659,224,345

CORPORATE BONDS & NOTES–41.2%
		Banking–9.2%
47,900		ABN Amro Bank NV, 2.043%, 1/30/14, FRN (a)(d)	Aa3/A	48,995,473

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 49

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Banking (continued)

$7,000	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(d)	Aaa/AAA	$7,327,082
	American Express Bank FSB,
1,700	5.50%, 4/16/13	A2/BBB+	1,828,527
22,550	5.55%, 10/17/12	A2/BBB+	23,928,053
17,300	6.00%, 9/13/17	A2/BBB+	19,610,519
24,600	American Express Centurion Bank, 6.00%, 9/13/17	A2/BBB+	28,005,206
2,600	ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	Aa2/AA	2,840,692
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(d)	Aaa/NR	15,251,183
	Barclays Bank PLC,
6,400	5.00%, 9/22/16	Aa3/AA−	6,902,297
20,800	5.45%, 9/12/12	Aa3/AA−	22,052,930
5,000	5.926%, 12/15/16 (a)(d)(j)	Baa2/A−	4,825,000
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(d)	Aaa/AAA	1,984,191
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(d),
1,600	3.20%, 3/11/15	Aaa/AAA	1,651,875
36,900	4.75%, 1/15/20	Aaa/AAA	38,877,951
5,000	Credit Suisse, 5.50%, 5/1/14	Aa1/A+	5,536,760
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(d)(j)	A3/A−	10,892,178
79,000	Royal Bank of Scotland PLC, 3.95%, 9/21/15	Aa3/A+	80,574,707
	Wachovia Bank N.A.,
13,750	0.640%, 3/15/16, FRN	Aa3/AA−	13,237,414
500	4.875%, 2/1/15	Aa3/AA−	540,277

			334,862,315

	Biotechnology–0.0%
700	Amgen, Inc., 6.40%, 2/1/39	A3/A+	790,672

	Commercial Services–0.1%
4,700	Board of Trustees of The Leland Stanford Junior Univ., 4.75%, 5/1/19	Aaa/AAA	5,084,343

	Diversified Manufacturing–2.1%
70,000	General Electric Co., 5.25%, 12/6/17	Aa2/AA+	77,657,510

	Drugs & Medical Products–0.7%
5,000	AstraZeneca PLC, 5.40%, 9/15/12	A1/AA−	5,324,905
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	Aa2/AA−	8,789,624
10,000	Pfizer, Inc., 6.20%, 3/15/19	A1/AA	11,683,550

			25,798,079

50 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services–22.7%
	American Express Co.,
$600	6.15%, 8/28/17	A3/BBB+	$682,764
600	7.00%, 3/19/18	A3/BBB+	712,276
25,000	American Express Credit Corp., 5.875%, 5/2/13	A2/BBB+	27,085,700
	Bank of America Corp.,
8,295	0.643%, 8/15/16, FRN	A3/A−	7,688,918
21,700	5.75%, 12/1/17	A2/A	23,452,861
50,300	7.375%, 5/15/14	A2/A	57,377,663
	Bank of America N.A.,
15,000	5.30%, 3/15/17	A1/A	15,773,085
2,600	6.10%, 6/15/17	A1/A	2,835,035
	Bear Stearns Cos. LLC,
1,700	5.70%, 11/15/14	Aa3/A+	1,884,214
30,600	6.40%, 10/2/17	Aa3/A+	35,014,570
800	6.95%, 8/10/12	Aa3/A+	860,665
21,000	7.25%, 2/1/18	Aa3/A+	24,720,969
	CIT Group, Inc.,
121	7.00%, 5/1/13	B3/B+	123,135
345	7.00%, 5/1/14	B3/B+	352,437
345	7.00%, 5/1/15	B3/B+	350,712
575	7.00%, 5/1/16	B3/B+	580,925
805	7.00%, 5/1/17	B3/B+	813,799
	Citigroup, Inc.,
13,100	2.013%, 5/15/18, FRN	A3/A	13,273,352
10,000	5.30%, 10/17/12	A3/A	10,564,390
40,500	5.50%, 4/11/13	A3/A	43,374,042
52,260	6.125%, 5/15/18	A3/A	57,823,495
25,000	6.375%, 8/12/14	A3/A	27,952,550
6,900	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB+	7,203,600
7,689	Countrywide Financial Corp., 5.80%, 6/7/12	A2/A	8,078,732
600	Credit Agricole S.A., 6.637%, 5/31/17 (a)(d)(j)	A3/A−	557,880
	General Electric Capital Corp.,
€1,200	5.50%, 9/15/67, (converts to FRN on 9/15/17)(a)(d)	Aa3/A+	1,688,511
$31,100	6.375%, 11/15/67, (converts to FRN on 11/15/17)	Aa3/A+	32,421,750
	Goldman Sachs Group, Inc.,
€800	1.685%, 2/4/13, FRN	A1/A	1,174,707
$11,550	3.70%, 8/1/15	A1/A	11,854,054
450	5.125%, 1/15/15	A1/A	487,958

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 51

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services (continued)

€3,000	5.375%, 2/15/13	A1/A	$4,624,974
$2,900	5.95%, 1/18/18	A1/A	3,180,270
27,575	6.75%, 10/1/37	A2/A−	28,705,079
	HSBC Finance Corp.,
670	0.660%, 9/14/12, FRN	A3/A	667,899
28,500	6.676%, 1/15/21 (a)(d)	Baa1/BBB+	30,324,456
	JPMorgan Chase & Co.,
4,500	4.65%, 6/1/14	Aa3/A+	4,859,266
1,000	7.90%, 4/30/18 (j)	Baa1/BBB+	1,102,555
49,200	Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (f)	WR/NR	39,360
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(d)	Aa2/AA+	8,536,807
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	A2/A	214,611
400	5.45%, 7/15/14	A2/A	434,106
400	6.05%, 8/15/12	A2/A	424,292
59,200	6.875%, 4/25/18	A2/A	67,309,216
	Morgan Stanley,
€5,850	1.422%, 3/1/13, FRN	A2/A	8,559,634
$33,300	2.812%, 5/14/13, FRN	A2/NR	34,353,445
24,000	6.00%, 4/28/15	A2/A	26,501,424
21,200	6.25%, 8/28/17	A2/A	23,478,852
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(d)(g)	A1/AA−	10,489,505
2,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	Aa2/AA	2,013,682
€12,450	SLM Corp., 1.503%, 6/17/13, FRN	Ba1/BBB−	17,128,217
$18,900	5.00%, 10/1/13	Ba1/BBB−	19,714,118
4,500	5.375%, 5/15/14	Ba1/BBB−	4,701,285
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	Baa1/A−	17,204,682
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	Aaa/AAA	10,254,460
1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	Baa2/BBB−	1,187,340
	UBS AG,
39,800	4.875%, 8/4/20	Aa3/A+	41,069,620
3,000	5.75%, 4/25/18	Aa3/A+	3,311,109
6,900	5.875%, 12/20/17	Aa3/A+	7,717,360
	Wachovia Corp., FRN,
7,600	0.580%, 6/15/17	A1/AA−	7,309,330
12,600	2.074%, 5/1/13	A1/AA−	12,989,365
6,400	Wells Fargo & Co., 7.98%, 3/15/18 (j)	Baa3/A−	7,072,000

			822,243,068

52 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Food & Beverage–0.1%
$1,700	Kraft Foods, Inc., 6.125%, 2/1/18	Baa2/BBB−	$1,933,376

	Healthcare & Hospitals–0.5%
15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(d)	A2/AA−	17,247,585

	Insurance–1.3%
	American International Group, Inc.,
16,500	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Baa2/BBB	18,603,750
21,700	8.25%, 8/15/18	Baa1/A−	25,843,268
£1,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	1,753,867

			46,200,885

	Metals & Mining–0.3%
$3,900	Alcoa, Inc., 6.15%, 8/15/20	Baa3/BBB−	4,209,886
5,100	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Baa3/BBB−	5,629,355

			9,839,241

	Oil & Gas–2.0%
2,000	Gaz Capital S.A. for Gazprom, 8.125%, 7/31/14	Baa1/BBB	2,297,500
2,588	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(d)	NR/BBB+	2,826,934
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	Baa2/BBB	17,389,930
39,900	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13	Baa1/BBB	45,374,280
500	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	Baa3/NR	529,250
4,600	Valero Energy Corp., 6.625%, 6/15/37	Baa2/BBB	4,860,144

			73,278,038

	Retail–0.1%
5,000	Macy’s Retail Holdings, Inc., 8.375%, 7/15/15	Ba1/BB+	5,862,500

	Road & Rail–0.1%
2,000	RZD Capital Ltd., 5.739%, 4/3/17	Baa1/BBB	2,100,000

	Telecommunications–1.4%
44,600	AT&T, Inc., 5.50%, 2/1/18	A2/A−	49,312,168
400	Embarq Corp., 6.738%, 6/1/13	Baa3/BB	435,352

			49,747,520

	Tobacco–0.5%
	Altria Group, Inc.,
5,300	9.25%, 8/6/19	Baa1/BBB	6,991,368
1,500	9.70%, 11/10/18	Baa1/BBB	2,001,189

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 53

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Tobacco (continued)

$9,700	Reynolds American, Inc., 7.25%, 6/15/37	Baa3/BBB	$10,614,128

			19,606,685

	Utilities–0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(d)	Aa3/A+	3,016,426

	Total Corporate Bonds & Notes (cost–$1,436,951,590)		1,495,268,243

MUNICIPAL BONDS–15.4%
	Alaska–0.0%
100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	58,644

	California–5.1%
11,000	Alameda Cnty. JT Powers Auth. Rev., 7.046%, 12/1/44	A1/AA	11,313,940
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50, Ser. S-3	A1/A+	11,421,190
800	6.918%, 4/1/40, Ser. S-1	A1/A+	858,672
15,000	7.043%, 4/1/50, Ser. S-1	A1/A+	15,759,300
100	Chino Valley Unified School Dist., GO, zero coupon, 8/1/23, Ser. D (FGIC-NPFGC)	Aa2/A+	49,877
6,400	City & Cnty. of San Francisco Public Utilities Commission Rev., 5.50%, 11/1/25, Ser. B	Aa2/AA−	6,475,072
100	Clovis Unified School Dist., GO, zero coupon, 8/1/20, Ser. B (FGIC-NPFGC)	WR/AA	63,585
	Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
5,000	5.00%, 6/1/35	A2/BBB+	4,278,500
3,500	5.00%, 6/1/38	A2/BBB+	2,933,840
1,730	Grossmont Union High School Dist., GO, zero coupon, 8/1/24 (NPFGC)	Aa2/NR	767,117
11,200	Irvine Ranch Water Dist. Rev., 6.622%, 5/1/40, Ser. B	Aa1/AAA	11,766,720
1,850	Los Angeles Cnty. Metropolitan Transportation Auth. Rev., 4.53%, 6/1/22	Aa2/AAA	1,824,599
4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	Aa1/AA	4,942,710
	Los Angeles Department of Water & Power Rev.,
6,100	5.716%, 7/1/39	Aa3/AA−	5,973,913
6,400	6.166%, 7/1/40	Aa3/AA−	6,518,528
24,700	6.603%, 7/1/50	Aa2/AA	27,617,317
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27	Aa2/AA−	6,607,900
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	Aa2/AA+	5,049,500
3,100	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	Aa2/AA+	3,486,539

54 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	California (continued)

$4,800	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	Aa2/AA−	$4,964,064
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	NR/AA+	6,680,180
	Riverside Community College Dist., GO, Ser. D-1,
2,750	6.971%, 8/1/35	Aa2/AA	2,764,630
3,250	7.021%, 8/1/40	Aa2/AA	3,265,047
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A State, GO,	A3/BBB+	950,140
3,600	5.65%, 4/1/39, VRN	A1/A−	3,817,584
1,200	7.35%, 11/1/39	A1/A−	1,326,756
600	7.50%, 4/1/34	A1/A−	670,932
4,100	7.55%, 4/1/39	A1/A−	4,650,835
5,600	7.60%, 11/1/40	A1/A−	6,403,936
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	Baa3/BBB	868,918
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	Aa2/AA−	3,331,790
2,750	6.296%, 5/15/50	Aa2/AA−	2,633,290
5,100	6.398%, 5/15/31	Aa2/AA−	5,173,491
7,850	6.548%, 5/15/48	Aa2/AA−	7,898,356

			183,108,768

	Illinois–0.2%
700	Regional Transportation Auth. Rev., 5.00%, 7/1/25, Ser. A (NPFGC)	Aa3/AA	706,923
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	Aa3/AA−	2,172,126
7,505	Will Cnty. Community High School Dist. No. 210, Lincoln-Way Central High School, GO, zero coupon, 1/1/21 (AGM)	Aa2/NR	4,711,039

			7,590,088

	Iowa–0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	3,009,638

	Louisiana–0.1%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	Aa2/AA−	4,485,184

	Michigan–0.0%
1,250	Michigan State Univ. Rev., 6.173%, 2/15/50, Ser. A	Aa1/AA	1,258,587

	New Jersey–0.9%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	A1/A+	1,373,582
14,700	State Turnpike Auth. Rev., 7.102%, 1/1/41, Ser. A	A3/A+	16,579,689

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 55

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	New Jersey (continued)

$21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BB−	$13,332,464

			31,285,735

	New York–4.0%
12,000	Metropolitan Transportation Auth. Rev., 6.814%, 11/15/40	A2/A	12,838,680
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	Aa2/AA	8,778,626
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	Aa2/AA+	4,357,128
3,000	6.124%, 6/15/42	Aa2/AA+	2,984,880
	Second Generation Resolutions,
5,250	5.882%, 6/15/44	Aa2/AA+	5,390,490
5,700	6.282%, 6/15/42	Aa2/AA+	5,769,996
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	Aa1/AAA	7,488,328
16,700	4.525%, 11/1/22	Aa1/AAA	17,159,918
5,000	5.267%, 5/1/27, Ser. G-3	Aa1/AAA	5,201,800
12,400	5.572%, 11/1/38	Aa1/AAA	12,546,320
7,500	5.767%, 8/1/36	Aa1/AAA	7,690,200
14,700	5.932%, 11/1/36	Aa1/AAA	15,557,892
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40, Ser. 160	Aa2/AA−	16,508,952
2,500	5.859%, 12/1/24, Ser. 158	Aa2/AA−	2,658,875
	State Dormitory Auth. Rev.,
4,000	5.051%, 9/15/27	NR/AAA	3,849,320
3,000	Columbia Univ., 5.00%, 10/1/41	Aaa/AAA	3,099,330
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	NR/AAA	9,107,120
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	Aa2/AA−	4,850,820

			145,838,675

	Ohio–0.8%
10,900	American Municipal Power-Ohio, Inc. Rev., 8.084%, 2/15/50, Ser. B	A3/A	12,766,516
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	Baa3/BB−	4,194,328
9,500	5.875%, 6/1/47	Baa3/BB−	6,373,930
7,020	6.00%, 6/1/42	Baa3/BB−	4,857,840

			28,192,614

56 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Puerto Rico–0.0%
$1,000	Sales Tax Financing Corp. Rev., zero coupon, 8/1/54, Ser. A (AMBAC)	Aa2/AA−	$50,400

	Tennessee–0.2%
8,900	State School Bond Auth., GO, 4.848%, 9/15/27	Aa2/AA	8,585,563

	Texas–3.8%
45,400	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	47,459,798
	San Antonio Electric Rev.,
7,000	5.808%, 2/1/41	Aa2/AA−	7,135,590
4,600	6.308%, 2/1/37	Aa2/AA−	4,761,138
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	Aaa/AA+	8,092,342
17,500	4.681%, 4/1/40	Aaa/AA+	16,002,700
700	State, Mobility Fund, GO, 4.75%, 4/1/37	Aaa/AA+	693,784
52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	Aaa/AAA	53,113,345

			137,258,697

	Washington–0.2%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	Aa3/A+	7,187,124

	Total Municipal Bonds (cost–$554,797,371)		557,909,717

MORTGAGE-BACKED SECURITIES–14.3%
	Adjustable Rate Mortgage Trust, CMO, VRN,
770	2.784%, 5/25/35	Ba2/A−	777,315
578	5.269%, 11/25/35	Caa2/B	458,087
429	5.273%, 1/25/36	Caa1/BBB−	375,229
10,313	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO, VRN (a)(d)	Aaa/NR	10,668,805
	American Home Mortgage Assets, CMO, FRN,
1,608	0.403%, 9/25/46	Caa2/BBB+	907,093
1,387	0.423%, 10/25/46	Ca/BBB	766,729
2,138	Banc of America Funding Corp., 2.797%, 2/20/36, CMO, FRN	NR/AAA	2,025,480
1,389	Banc of America Mortgage Securities, Inc., 5.50%, 9/25/35, CMO	B3/CCC	1,245,973
4,700	BCRR Trust, 6.002%, 8/17/45, CMO, VRN (a)(d)	Aaa/NR	5,138,216
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
11,363	2.40%, 8/25/35, FRN	Baa2/AAA	10,806,235
3,110	2.56%, 10/25/35, FRN	Caa1/BBB	2,812,439
21,813	2.71%, 3/25/35, FRN	Ba2/AAA	20,987,863

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 57

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$6,593	2.731%, 3/25/35, FRN	A1/AAA	$6,318,309
275	2.901%, 2/25/34, VRN	Aa3/AA	267,637
73	2.931%, 1/25/35, VRN	A2/AA+	65,088
236	3.071%, 1/25/34, VRN	Aa2/AAA	228,562
1,063	5.257%, 5/25/47, VRN	NR/CCC	808,590
428	5.674%, 2/25/36, FRN	Caa3/CCC	309,655
	Bear Stearns Alt-A Trust, CMO, VRN,
193	2.629%, 5/25/35	Caa2/AA	160,134
1,080	2.796%, 2/25/36	Ca/D	501,716
5,214	2.888%, 6/25/34	Caa2/AA+	2,692,549
24	Bear Stearns Mortgage Securities, Inc., 7.182%, 3/25/31, CMO, VRN	Aaa/NR	25,874
2,377	Bear Stearns Structured Products, Inc., 2.674%, 1/26/36, CMO, VRN	B2/A+	1,560,761
1,526	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (a)(d)	Aaa/NR	1,552,437
1,025	CC Mortgage Funding Corp., 0.343%, 5/25/48, CMO, FRN (a)(d)	Caa3/D	465,726
3,097	Chase Mortgage Finance Corp., 5.996%, 9/25/36, CMO, FRN	B3/NR	2,982,228
	Citigroup Commercial Mortgage Trust, CMO, VRN (a)(d),
9,862	5.322%, 12/17/49	Aaa/NR	10,484,732
15,178	5.858%, 7/17/40	Aaa/NR	16,304,416
	Citigroup Mortgage Loan Trust, Inc., CMO,
23,945	2.63%, 10/25/35, FRN	NR/BB+	20,390,973
954	2.67%, 12/25/35, FRN	NR/AA−	914,976
307	2.823%, 12/25/35, VRN	Caa3/CC	201,573
172	2.904%, 8/25/35, VRN	B2/NR	164,236
2,397	5.749%, 9/25/37, VRN	NR/CCC	1,680,999
3,505	Commercial Capital Access One, Inc., 7.849%, 11/15/28, CMO, VRN (a)(d)	NR/NR	2,468,349
	Commercial Mortgage Pass Through Certificates, CMO (a)(d),
16,848	3.156%, 7/10/46	Aaa/NR	17,038,787
7,000	5.362%, 2/5/19	NR/AAA	7,103,640
2,000	5.665%, 2/5/19, VRN	NR/BB−	2,004,629
800	Community Program Loan Trust, 4.50%, 4/1/29, CMO	NR/AAA	761,373
	Countrywide Alternative Loan Trust, CMO,
1,004	0.383%, 1/25/37, FRN	Caa3/CCC	592,218
3,465	0.393%, 2/20/47, FRN	Caa3/CCC	1,909,408
3,577	0.393%, 5/25/47, FRN	Caa3/CCC	2,072,730
174	0.423%, 7/20/46, FRN	Ca/CCC	77,053
5,905	0.433%, 5/25/35, FRN	Caa2/A−	3,505,228

58 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$3,154	0.473%, 12/25/35, FRN	Caa2/B−	$2,354,789
380	0.483%, 5/25/36, FRN	C/CCC	107,969
1,351	1.306%, 2/25/36, FRN	Caa3/CCC	899,267
404	5.680%, 11/25/35, VRN	Ca/CCC	261,131
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
257	0.443%, 5/25/35, FRN	Caa2/AAA	177,805
495	0.513%, 4/25/46, FRN	C/CCC	103,756
1,369	0.523%, 3/25/35, FRN	Caa2/CCC	862,439
1,895	0.533%, 3/25/35, FRN	Caa2/AAA	1,261,975
1,222	0.553%, 3/25/36, FRN	Ca/CCC	530,696
1,000	0.603%, 2/25/35, FRN	Ca/BBB	334,636
50	0.753%, 2/25/35, FRN	A1/AAA	41,950
188	3.017%, 2/20/36, FRN	Caa2/BBB+	154,915
652	3.262%, 4/25/35, FRN	C/CCC	149,179
411	5.077%, 10/20/35, VRN	Caa2/CCC	296,319
599	5.505%, 5/20/36, VRN	Ca/CCC	420,473
17	Credit Suisse First Boston Mortgage Securities Corp., 0.884%, 3/25/32, CMO, FRN (a)(d)	Aaa/NR	14,264
342	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.534%, 7/19/45, CMO, FRN	C/CCC	75,449
20,836	Extended Stay America Trust, 2.951%, 11/5/27, CMO (a)(d)	Aaa/AAA	20,791,386
1,500	First Horizon Asset Securities, Inc., 6.25%, 11/25/36, CMO	B2/AA	1,455,716
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (a)(d)	NR/B	883,287
424	GMAC Mortgage Corp. Loan Trust, 3.387%, 11/19/35, CMO, FRN	Caa3/CCC	362,830
7,983	Granite Master Issuer PLC, 0.303%, 12/20/54, CMO, FRN	Aaa/AAA	7,615,398
109	Greenpoint Mortgage Funding Trust, 0.293%, 10/25/46, CMO, FRN	B3/D	101,528
	GSR Mortgage Loan Trust, CMO,
1,686	2.794%, 9/25/35, FRN	NR/AAA	1,635,143
205	2.876%, 4/25/35, VRN	Caa2/BB−	167,058
329	3.065%, 9/25/34, VRN	Ba3/A+	275,299
	Harborview Mortgage Loan Trust, CMO, FRN,
5,115	0.404%, 2/19/46	Caa2/AAA	2,975,960
3,982	0.434%, 5/19/35	Caa3/AAA	2,779,965
356	0.464%, 1/19/38	C/CCC	103,269
416	0.464%, 9/19/46	C/CCC	97,214

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 59

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
€30,200	Holmes Master Issuer PLC, 2.727%, 10/15/54, CMO, FRN (a)(d)	Aaa/AAA	$44,924,105
	Homebanc Mortgage Trust, CMO,
$383	0.393%, 12/25/36, FRN	Caa2/A+	286,579
7,800	5.744%, 4/25/37, VRN	Ca/CCC	4,507,351
7,900	Indymac INDA Mortgage Loan Trust, 5.640%, 8/25/36, CMO, VRN	B2/AAA	5,893,104
515	Indymac INDB Mortgage Loan Trust, 0.513%, 11/25/35, CMO, FRN	Ca/CCC	253,783
	Indymac Index Mortgage Loan Trust, CMO,
175	0.403%, 9/25/46, FRN	Caa2/B−	110,495
871	0.493%, 3/25/35, FRN	B3/BB−	628,895
345	4.995%, 9/25/35, VRN	Caa2/B	293,875
5,764	4.995%, 9/25/35, VRN	C/CCC	931,666
3,145	5.00%, 8/25/35, FRN	Caa2/B+	2,410,080
2,904	5.131%, 10/25/35, VRN	Caa2/CCC	2,323,224
323	5.202%, 6/25/35, VRN	Caa2/CCC	249,044
5,098	5.274%, 6/25/36, VRN	Caa1/AAA	4,320,721
11,816	JPMorgan Alternative Loan Trust, 0.713%, 6/27/37, CMO, FRN (a)(d)	NR/AAA	10,079,043
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
24,263	0.594%, 7/15/19, FRN (a)(d)	Aa1/NR	22,744,552
28,388	2.749%, 11/15/43 (a)(d)	NR/AAA	28,326,319
600	5.336%, 5/15/47	Aa3/A	645,558
1,713	6.465%, 11/15/35	NR/AAA	1,731,506
	JPMorgan Mortgage Trust, CMO,
2,426	2.967%, 7/25/35, FRN	Baa2/AAA	2,433,590
1,443	2.992%, 9/25/34, FRN	NR/AAA	1,486,893
283	4.882%, 4/25/35, VRN	Ba2/AAA	269,315
429	5.404%, 11/25/35, VRN	B2/BBB	406,806
	Luminent Mortgage Trust, CMO, FRN,
1,944	0.383%, 12/25/36	Caa2/B+	1,206,326
689	0.413%, 10/25/46	Caa2/A−	469,059
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
356	0.453%, 5/25/37	Caa3/CCC	188,449
55	2.897%, 11/21/34	Aa2/AAA	55,534
	MASTR Reperforming Loan Trust, CMO (a)(d),
2,537	7.00%, 5/25/35	Ba3/BBB−	2,561,487
3,782	7.50%, 7/25/35	Ba3/AAA	3,501,834
2,227	8.00%, 7/25/35	Ba3/AAA	2,058,254
228	Mellon Residential Funding Corp., 2.61%, 10/20/29, CMO, FRN	NR/AAA	210,678

60 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$1,097	Merrill Lynch Alternative Note Asset, 0.513%, 3/25/37, CMO, FRN	Ca/CCC	$489,988
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 6.164%, 8/12/49, CMO, VRN	NR/AAA	2,202,875
	MLCC Mortgage Investors, Inc., CMO, FRN,
312	1.457%, 7/25/29	Baa3/AAA	296,165
1,299	1.707%, 10/25/35	Baa1/AAA	1,182,479
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	NR/AAA	41,378,452
1,100	5.692%, 4/15/49, VRN	Aa2/A−	1,193,519
28,450	5.731%, 7/12/44, VRN	NR/AAA	31,515,072
307	Morgan Stanley Dean Witter Capital I, 1.836%, 3/25/33, CMO, FRN	Baa2/AAA	287,521
	Nomura Asset Acceptance Corp., CMO,
2,374	5.363%, 2/25/36, VRN	Caa3/D	1,483,055
1,134	7.50%, 3/25/34 (a)(d)	Aa3/AAA	1,159,184
194	Opteum Mortgage Acceptance Corp., 0.473%, 7/25/35, CMO, FRN	Ba1/AAA	183,389
	Residential Accredit Loans, Inc., CMO,
1,076	0.463%, 8/25/37, FRN	Caa3/CCC	720,738
423	0.513%, 8/25/35, FRN	Caa2/BBB+	270,327
333	0.613%, 10/25/45, FRN	Caa3/B−	200,663
326	5.714%, 2/25/36, VRN	Ca/D	175,466
6	Residential Asset Securitization Trust, 0.713%, 3/25/33, CMO, FRN	NR/AAA	5,571
	Residential Funding Mortgage Securities I, CMO,
2,282	3.615%, 3/25/35, VRN	Caa3/B	1,662,305
1,289	6.00%, 9/25/36	Caa1/CCC	1,153,230
538	Sovereign Commercial Mortgage Securities Trust, 5.895%, 7/22/30, CMO, VRN (a)(d)	Aaa/NR	555,693
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,063	0.703%, 6/25/34, FRN	B3/AAA	871,679
1,227	1.695%, 5/25/35, FRN	Caa3/CCC	714,329
28	2.628%, 1/25/36, VRN	NR/CC	22,872
165	2.702%, 10/25/34, VRN	Baa3/AA−	137,449
7,900	5.065%, 9/25/36, VRN	NR/CCC	4,580,369
7,900	5.153%, 5/25/36, FRN	NR/BBB−	6,181,489
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
440	0.343%, 3/25/37	Caa1/BBB	267,327
13,228	0.393%, 6/25/36	Caa3/B−	6,908,989
176	0.403%, 6/25/36	Caa3/BB	117,731
1,365	0.403%, 7/25/46	Caa3/CCC	840,313
9,134	0.433%, 5/25/36	Caa3/CCC	5,414,165

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 61

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
	$1,553	0.433%, 5/25/46	Ca/A+	$743,785
	424	0.473%, 5/25/46	C/CCC	58,071
	370	0.564%, 3/19/34	Aaa/AAA	329,723
	723	0.564%, 3/19/34	Aa3/AAA	374,093
	1,310	0.954%, 12/19/33	Baa1/AAA	1,157,759
		Structured Asset Securities Corp., CMO, FRN,
	5	1.958%, 5/25/32	WR/BB	4,852
	262	2.511%, 2/25/34	Baa2/AAA	249,018
	365	Wachovia Mortgage Loan Trust LLC, 5.305%, 10/20/35, CMO, FRN	NR/A−	347,613
		WaMu Mortgage Pass Through Certificates, CMO, FRN,
	25	0.483%, 12/25/45	B2/AAA	21,135
	809	0.533%, 1/25/45	B1/AAA	678,108
	690	0.62%, 11/25/34	Ba2/AAA	519,847
	600	0.623%, 11/25/45	Ca/AAA	366,045
	3,670	0.64%, 10/25/44	Ba3/AAA	3,084,820
	1,900	0.74%, 11/25/34	B3/AAA	1,333,677
	519	1.056%, 6/25/47	C/CCC	132,519
	74	1.506%, 11/25/42	B3/A	65,563
	699	1.806%, 11/25/46	Caa1/A+	531,662
	17,651	2.715%, 9/25/33	A1/AAA	17,403,660
	1,548	2.716%, 8/25/33	A1/AAA	1,555,661
		Wells Fargo Mortgage-Backed Securities Trust, CMO,
	746	0.713%, 7/25/37, FRN	B3/NR	614,429
	1,982	2.747%, 1/25/35, FRN	Ba3/NR	1,854,211
	424	2.747%, 1/25/35, FRN	A3/NR	423,046
	3,611	2.767%, 3/25/36, VRN	NR/A	3,187,857
	12,941	2.922%, 6/25/35, FRN	Baa2/AAA	12,979,397
	750	4.614%, 8/25/34, FRN	Baa2/AAA	706,459
	1,023	6.00%, 6/25/37	Caa1/NR	978,731

		Total Mortgage-Backed Securities (cost–$519,441,381)		517,257,385

SOVEREIGN DEBT OBLIGATIONS–9.1%
		Canada–7.1%
CAD	44,600	Canada Housing Trust No. 1, 2.45%, 12/15/15 (a)(d)	Aaa/AAA	46,629,222
CAD	198,000	Canadian Government Bond, 2.50%, 6/1/15	Aaa/AAA	210,422,028

				257,051,250

62 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	China–0.2%
	Export-Import Bank of China,
$3,350	4.875%, 7/21/15	Aa3/AA−	$3,622,938
4,050	4.875%, 7/21/15 (a)(d)	Aa3/AA−	4,401,844

			8,024,782

	Korea (Republic of)–0.6%
21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	A1/A	22,277,906

	Mexico–0.4%
12,000	Mexico Government International Bond, 6.05%, 1/11/40	Baa1/BBB	12,510,000

	Qatar–0.8%
	Qatar Government International Bond,
3,900	4.00%, 1/20/15 (a)(d)	Aa2/AA	4,089,150
7,900	5.25%, 1/20/20 (a)(d)	Aa2/AA	8,374,000
4,600	6.40%, 1/20/40 (a)(d)	Aa2/AA	4,956,500
9,500	6.55%, 4/9/19	Aa2/AA	11,020,000

			28,439,650

	Total Sovereign Debt Obligations (cost–$311,242,343)		328,303,588

ASSET-BACKED SECURITIES–1.2%
856	Aames Mortgage Investment Trust, 0.613%, 10/25/35, FRN	NR/AAA	830,796
307	Access Group, Inc., 1.574%, 10/27/25, FRN	Aaa/AAA	310,056
58	Amortizing Residential Collateral Trust, 0.483%, 6/25/32, FRN	NR/AAA	49,257
971	Bayview Financial Asset Trust, 0.613%, 12/25/39, FRN (a)(d)(g)	Ba1/NR	707,735
	Bear Stearns Asset-Backed Securities Trust, FRN,
433	0.293%, 10/25/36	B3/NR	416,583
3,065	0.803%, 6/25/43	Aa2/AAA	2,763,559
59	Cendant Mortgage Corp., 5.983%, 7/25/43, VRN (a)(d)	NR/NR	59,530
	Conseco Financial Corp.,
3,826	6.18%, 4/1/30	Ba3/NR	3,989,873
2,869	6.81%, 12/1/28, VRN	Ba1/BBB	2,983,789
932	6.87%, 4/1/30, VRN	Ba3/NR	990,826
1,000	7.06%, 2/1/31, VRN	NR/CCC−	977,106
406	7.40%, 6/15/27	A2/AA	433,864
291	7.55%, 1/15/29, VRN	NR/A+	318,970
	Countrywide Asset-Backed Certificates, FRN,
2,752	0.303%, 1/25/46	A3/A+	2,715,446
460	0.313%, 9/25/47	Ba1/AAA	451,072

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 63

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$234	0.683%, 11/25/33 (a)(d)	Aaa/AAA	$210,342
996	0.693%, 12/25/31	Caa2/B−	528,417
806	Credit-Based Asset Servicing and Securitization LLC, 1.113%, 11/25/33, FRN	B2/AA−	737,610
100	Delta Funding Home Equity Loan Trust, 0.539%, 8/15/30, FRN	NR/AAA	68,878
1,336	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	NR/NR	1,372,286
37	EMC Mortgage Loan Trust, 0.583%, 5/25/40, FRN (a)(d)	Aaa/NR	30,885
5,730	First Franklin Mortgage Loan Asset-Backed Certificates, 0.613%, 4/25/35, FRN	Aa1/AA+	5,487,724
6	First Plus Home Loan Trust, 7.32%, 11/10/23 (g)	NR/D	909
34	Fremont Home Loan Owner Trust, 1.003%, 12/25/29, FRN	Ba1/BB	22,456
16	HSI Asset Securitization Corp. Trust, 0.263%, 12/25/36, FRN	Caa2/CCC	16,085
	Lehman XS Trust, FRN,
2,667	0.363%, 4/25/37	Caa1/CCC	1,711,334
202	0.443%, 8/25/46	C/D	22,636
555	0.453%, 11/25/46	C/CCC	114,863
1,222	Long Beach Mortgage Loan Trust, 1.638%, 3/25/32, FRN	B3/NR	796,437
500	Madison Avenue Manufactured Housing Contract, 1.663%, 3/25/32, FRN	Baa1/A+	489,461
1,534	Mesa Trust Asset-Backed Certificates, 1.013%, 12/25/31, FRN (a)(d)	Aaa/A	1,106,034
1,318	Mid-State Trust, 6.005%, 8/15/37	Aa2/AAA	1,340,416
	Morgan Stanley Mortgage Loan Trust, FRN,
323	0.443%, 2/25/37	Caa3/CCC	143,807
542	0.573%, 4/25/37	Ca/CCC	261,592
200	RAAC Series, 0.613%, 6/25/47, FRN	Ca/CCC	96,720
	Residential Asset Mortgage Products, Inc.,
2,924	5.634%, 1/25/34	Ba2/AAA	2,766,118
2,000	5.704%, 7/25/34	Caa2/CC	1,187,401
	Residential Asset Securities Corp.,
2,555	0.643%, 3/25/35, FRN	Caa3/A	1,576,555
269	7.14%, 4/25/32, VRN	C/D	19,350
771	SACO I, Inc., 0.973%, 11/25/35, FRN	B2/AA	623,900
4	Saxon Asset Securities Trust, 0.733%, 8/25/32, FRN	Aaa/AAA	3,863
	South Carolina Student Loan Corp., FRN,
2,457	0.861%, 3/1/18	Aaa/AAA	2,419,801
3,600	1.061%, 3/2/20	Aaa/AAA	3,577,896
600	1.311%, 9/3/24	Aaa/AAA	594,762

	Total Asset-Backed Securities (cost–$50,054,885)		45,327,000

64 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

		Credit Rating
Shares		(Moody’s/S&P)	Value
CONVERTIBLE PREFERRED STOCK–0.4%
	Financial Services–0.4%
11,800	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (j)	Baa3/A−	$12,737,864

	Insurance–0.0%
274,366	American International Group, Inc., 8.50%, 8/1/11	Baa2/NR	823,098

	Total Convertible Preferred Stock (cost–$27,756,054)		13,560,962

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS–7.6%
	U.S. Treasury Obligations (l)(q)–2.3%
$85,450	U.S. Treasury Bills, 0.157%-0.187%, 6/9/11-8/25/11 (cost–$85,420,332)		85,441,341

	Corporate Notes–1.2%
	Banking–1.0%
1,100	Banco Santander Chile, 1.524%, 4/20/12, FRN (a)(d)	Aa3/A+	1,100,149
35,300	ING Bank NV, 0.913%, 1/13/12, FRN (a)(d)	Aa3/A+	35,386,167

			36,486,316

	Financial Services–0.1%
1,900	JPMorgan Chase & Co., 1.060%, 6/13/11, FRN	Aa3/A+	1,901,740
€1,300	SLM Corp., 1.343%, 11/15/11, FRN	Ba1/BBB−	1,896,226

			3,797,966

	Insurance–0.1%
€1,300	American International Group, Inc., 4.00%, 9/20/11	Baa1/A−	1,934,347

	Total Corporate Notes (cost–$41,440,058)		42,218,629

	Repurchase Agreements–4.1%
$6,600	Citigroup Global Markets, Inc., dated 4/29/11, 0.05%, due 5/2/11, proceeds $6,600,028; collateralized by Fannie Mae, 2.80%, due 10/5/17, valued at $6,770,401 including accrued interest		6,600,000
15,100	Credit Suisse Securities (USA) LLC, dated 4/29/11, 0.04%, due 5/2/11, proceeds $15,100,050; collateralized by U.S. Treasury Notes, 1.125%, due 1/15/12, valued at $15,460,744 including accrued interest		15,100,000
6,600	JPMorgan Securities, Inc., dated 4/29/11, 0.05%, due 5/2/11, proceeds $6,600,028; collateralized by Federal Farm Credit Bank, 2.27%, due 12/24/13, valued at $6,735,859 including accrued interest		6,600,000
107,400	Morgan Stanley & Co., Inc., dated 4/29/11, 0.04%, due 5/2/11, proceeds $107,400,358; collateralized by U.S. Treasury Notes, 0.375%-3.125%, due 9/30/12-5/15/19, valued at $110,092,788 including accrued interest		107,400,000

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 65

Fixed Income SHares: Series M Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Repurchase Agreements (continued)

$7,100	Morgan Stanley & Co., Inc., dated 4/29/11, 0.05%, due 5/2/11, proceeds $7,100,030; collateralized by Federal Farm Credit Bank, 0.23%, due 10/15/13, valued at $7,311,990 including accrued interest		$7,100,000
5,333	State Street Bank & Trust Co., dated 4/29/11, 0.01%, due 5/2/11, proceeds $5,333,004; collateralized by U.S. Treasury Bills, 0.025%, due 7/21/11, valued at $5,439,686		5,333,000

	Total Repurchase Agreements (cost–$148,133,000)		148,133,000

	Total Short-Term Investments (cost–$274,993,390)		275,792,970

	Total Investments, before options written and securities sold short (cost–$4,796,889,237)–135.0%		4,892,644,210

Notional
Amount
OPTIONS WRITTEN (m)–(0.4)%
	Call Options–(0.0)%
$64,000,000	Dow Jones CDX IG-15 5-Year Index, strike price $0.80, expires 5/18/11		(139,480)

	Put Options–(0.0)%
$64,000,000	Dow Jones CDX IG-15 5-Year Index, strike price $1.50, expires 5/18/11		(6)

	Straddle Options–(0.4)%
$220,800,000	Call & Put 1-Year vs. 1-Year Forward Volatility Agreement (OTC), exercise price $0.010, expires 10/11/11		(1,771,659)
	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC),
$384,900,000	exercise price $0.001, expires 10/11/11		(6,609,049)
$254,100,000	exercise price $0.001, expires 11/14/11		(4,359,294)

			(12,740,002)

	Total Options Written (premiums received–$8,708,818)		(12,879,488)

Principal
Amount
(000s)
SECURITIES SOLD SHORT–(0.0)%
	U.S. Government Agency Securities–(0.0)%
$200	Ginnie Mae, 5.50%, MBS, TBA (e) (proceeds received–$216,156)	Aaa/AAA	(217,344)

	Total Investments, net of options written and securities sold short (cost–$4,787,964,263)	134.6%	4,879,547,378
	Other liabilities in excess of other assets	(34.6)	(1,254,792,450)

	Net Assets	100.0%	$3,624,754,928

66 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
U.S. TREASURY OBLIGATIONS–101.5%
	U.S. Treasury Inflation Indexed Bonds (k)–33.5%
$29,146	1.75%, 1/15/28 (e)(l)		$30,590,033
41,937	2.00%, 1/15/26 (e)(l)		45,979,889
20,666	2.375%, 1/15/25 (e)		23,766,094
6,145	2.375%, 1/15/27		7,026,800
3,607	2.50%, 1/15/29		4,209,398
13,829	3.625%, 4/15/28 (e)		18,310,694
6,461	3.875%, 4/15/29		8,886,126

			138,769,034

	U.S. Treasury Inflation Indexed Notes (k)–68.0%
102	0.50%, 4/15/15		107,999
202	1.125%, 1/15/21		210,143
1,046	1.25%, 4/15/14		1,130,869
113,819	1.25%, 7/15/20 (e)		120,301,252
12,863	1.625%, 1/15/15 (l)		14,170,422
22,560	1.875%, 7/15/13 (e)(l)		24,551,399
23,331	1.875%, 7/15/15 (e)(l)		26,124,675
37,106	2.00%, 1/15/14 (e)(l)		40,857,486
11,856	2.00%, 7/15/14		13,183,524
8,919	2.00%, 1/15/16		10,039,224
5,376	2.375%, 1/15/17		6,181,633
21,056	2.625%, 7/15/17 (e)(l)		24,667,242

			281,525,868

	Total U.S. Treasury Obligations (cost–$411,910,642)		420,294,902

CORPORATE BONDS & NOTES–38.0%
	Airlines–1.4%
5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	Ba2/BB−	5,062,500
1,000	Delta Air Lines, Inc., 7.111%, 3/18/13	WR/BBB−	1,017,500

			6,080,000

	Banking–5.3%
1,500	American Express Bank FSB, 0.341%, 5/29/12, FRN	A2/BBB+	1,496,002
	Barclays Bank PLC (a)(d),
100	7.434%, 12/15/17 (j)	Baa2/A−	104,550
720	10.179%, 6/12/21	Baa1/A	940,255
6,100	Commonwealth Bank of Australia, 1.039%, 3/17/14, FRN (a)(b)(d)(o) (acquisition cost–$6,100,000; purchased 3/9/11)	Aa1/AA	6,129,634
700	National Australia Bank Ltd., 5.35%, 6/12/13 (a)(d)	Aa1/AA	755,672

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 67

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Banking (continued)

$4,200	Royal Bank of Scotland PLC, 2.733%, 8/23/13, FRN	Aa3/A+	$4,334,249
	Santander UK PLC, FRN,
€3,500	1.388%, 8/28/17 (a)(b)(o) (acquisition cost–$4,553,462; purchased 3/31/11)	Baa1/A+	4,741,128
€2,500	1.53%, 10/10/17	Baa1/A+	3,386,072

			21,887,562

	Chemicals–0.3%
$1,000	RPM International, Inc., 6.50%, 2/15/18	Baa3/BBB−	1,081,136

	Financial Services–20.3%
	Ally Financial, Inc.,
700	2.511%, 12/1/14, FRN	B1/B	689,549
3,200	3.512%, 2/11/14, FRN	B1/B	3,232,173
3,400	6.625%, 5/15/12	B1/B	3,548,750
	Bank of America Corp.,
£ 4,800	0.908%, 6/11/12, FRN	A2/A	7,952,046
$1,400	5.375%, 6/15/14	A2/A	1,519,592
4,000	BM&F Bovespa S.A., 5.50%, 7/16/20 (a)(d)	Baa2/BBB+	4,148,452
1,000	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	B3/B+	1,024,878
	Citigroup, Inc.,
2,900	2.312%, 8/13/13, FRN	A3/A	2,984,088
2,300	6.125%, 5/15/18	A3/A	2,544,853
€1,300	7.375%, 6/16/14	A3/A	2,121,826
$1,800	Credit Agricole Home Loan SFH, 1.024%, 7/21/14, FRN (a)(d)	Aaa/AAA	1,805,701
4,400	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	Ba2/BB−	4,670,041
€700	Goldman Sachs Group, Inc., 5.375%, 2/15/13	A1/A	1,079,161
	International Lease Finance Corp.,
$1,000	5.625%, 9/20/13	B1/BB+	1,030,000
4,030	6.375%, 3/25/13	B1/BB+	4,201,275
500	6.50%, 9/1/14 (a)(d)	Ba3/BBB−	532,500
500	6.75%, 9/1/16 (a)(d)	Ba3/BBB−	535,000
900	7.125%, 9/1/18 (a)(d)	Ba3/BBB−	972,000
3,300	JPMorgan Chase & Co., zero coupon, 5/2/14, FRN (e)	Aa3/A+	3,304,949
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14 (f)	WR/NR	26,125
	Merrill Lynch & Co., Inc.,
€5,000	1.359%, 8/9/13	A2/A	7,263,079
$400	5.45%, 7/15/14	A2/A	434,106
	Morgan Stanley, FRN,
500	0.726%, 10/18/16	A2/A	474,933
1,800	1.253%, 4/29/13	A2/A	1,803,262

68 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Financial Services (continued)

€3,800	1.711%, 4/13/16	A2/A	$5,256,223
$2,100	1.874%, 1/24/14	A2/A	2,130,971
	SLM Corp.,
590	3.632%, 3/17/14, FRN	Ba1/BBB−	597,499
500	5.05%, 11/14/14	Ba1/BBB−	518,357
7,200	6.25%, 1/25/16, FRN	Ba1/BBB−	7,643,844
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	Baa1/A−	6,399,303
1,400	Vnesheconombank Via VEB Finance Ltd., 5.45%, 11/22/17 (a)(d)	Baa1/BBB	1,438,500
€1,100	Wachovia Corp., 1.244%, 2/13/14, FRN	A1/AA−	1,596,258
$400	Wells Fargo Capital XIII, 7.70%, 3/26/13 (j)	Baa3/A−	416,200

			83,895,494

	Food & Beverage–0.4%
1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(d)	Baa2/BBB	1,610,124

	Hotels/Gaming–0.7%
2,900	Starwood Hotels & Resorts Worldwide, Inc., 6.25%, 2/15/13	Ba1/BB+	3,110,250

	Insurance–3.5%
2,445	American International Group, Inc.,
	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Baa2/BBB	2,756,737
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	Baa2/BBB−	3,864,102
	New York Life Global Funding,
€5,000	1.29%, 12/20/13, FRN	Aaa/AAA	7,245,587
$300	4.65%, 5/9/13 (a)(d)	Aaa/AAA	321,418
200	Pacific Life Global Funding, 5.15%, 4/15/13 (a)(d)	A1/A+	212,695

			14,400,539

	Metals & Mining–1.0%
4,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	NR/BBB−	4,060,000

	Multi-Media–2.4%
4,400	CSC Holdings LLC, 8.50%, 6/15/15	Ba3/BB	4,823,500
5,000	DISH DBS Corp., 6.625%, 10/1/14	Ba3/BB−	5,325,000

			10,148,500

	Oil & Gas–2.5%
1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	NR/BBB−	1,198,754
4,300	EOG Resources, Inc., 1.061%, 2/3/14, FRN	A3/A−	4,342,123
200	Gaz Capital S.A. for Gazprom, 8.146%, 4/11/18 (a)(d)	Baa1/BBB	236,000
1,600	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	Baa3/NR	1,693,600
600	Petroleos Mexicanos, 5.50%, 1/21/21	Baa1/BBB	617,700

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 69

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
	Oil & Gas (continued)

$2,100	Transocean, Inc., 4.95%, 11/15/15	Baa3/BBB	$2,249,707

			10,337,884

	Real Estate Investment Trust–0.2%
700	Ventas Realty L.P., 3.125%, 11/30/15	Baa3/BBB−	693,510

	Total Corporate Bonds & Notes (cost–$148,581,198)		157,304,999

MORTGAGE-BACKED SECURITIES–11.7%
	Arran Residential Mortgages Funding PLC, CMO, FRN (a)(d),
€371	2.291%, 5/16/47	Aaa/NR	550,045
€7,600	2.874%, 11/19/47 (b)(o) (acquisition cost–$10,870,654; purchased 4/7/11)	Aaa/NR	11,257,867
	Banc of America Commercial Mortgage, Inc., CMO,
$137	0.401%, 6/10/49, FRN (a)(d)	Aaa/AAA	132,350
137	5.802%, 6/10/49, VRN	Aaa/AAA	143,023
4,220	Banc of America Large Loan, Inc., 1.969%, 11/15/15, CMO, FRN (a)(d)	NR/NR	4,034,693
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
42	2.34%, 8/25/35	A1/AAA	40,688
74	2.40%, 8/25/35	Baa2/AAA	70,057
125	2.71%, 3/25/35	Ba2/AAA	120,015
38	2.731%, 3/25/35	A1/AAA	36,927
	Citigroup Mortgage Loan Trust, Inc., CMO,
50	2.37%, 8/25/35, FRN	B1/AA	46,626
83	2.56%, 8/25/35, FRN	B3/AA	73,892
1,065	5.749%, 9/25/37, VRN	NR/CCC	747,111
1,000	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	5.205%, 12/11/49, CMO	Aaa/AAA	1,023,382
5,451	Commercial Mortgage Pass Through Certificates,
	3.156%, 7/10/46, CMO (a)(d)	Aaa/NR	5,512,549
	Countrywide Alternative Loan Trust, CMO, FRN,
2,679	0.408%, 12/20/46	Ca/CCC	1,520,537
693	1.306%, 2/25/36	Caa3/CCC	461,162
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
33	0.553%, 6/25/35, FRN (a)(d)	Aa3/AAA	30,839
1,217	3.053%, 4/20/35, VRN	Baa3/AAA	1,164,147
218	Granite Master Issuer PLC, 0.253%, 12/20/54, CMO, FRN	Aaa/AAA	208,265
£1,456	Granite Mortgages PLC, 1.126%, 3/20/44, CMO, FRN	Aaa/AAA	2,347,542
$169	GSR Mortgage Loan Trust, 2.794%, 9/25/35, CMO, FRN	NR/AAA	163,514

70 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value
	$1,113	MLCC Mortgage Investors, Inc., 1.707%, 10/25/35, CMO, FRN	Baa1/AAA	$1,013,553
		NCUA Guaranteed Notes, CMO,
	7,348	0.610%, 11/6/17, FRN	Aaa/AAA	7,350,523
	7,942	2.65%, 10/29/20	NR/AAA	7,933,392
	444	Residential Accredit Loans, Inc., 0.393%, 6/25/46, CMO, FRN	Caa2/CCC	178,898
AUD	1,478	Swan, 6.10%, 4/25/41, CMO, FRN	NR/AAA	1,624,093
	$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO, VRN	Aaa/AAA	537,390

		Total Mortgage-Backed Securities (cost–$47,530,063)		48,323,080

SOVEREIGN DEBT OBLIGATIONS (k)–4.4%
		Australia–3.0%
		Australia Government Bond,
AUD	800	2.50%, 9/20/30, Ser, 30-Cl	Aaa/NR	882,889
AUD	4,000	3.00%, 9/20/25, Ser. 25-CI	Aaa/NR	4,847,916
AUD	1,500	4.00%, 8/20/20, Ser. 20-CI	Aaa/NR	2,728,760
AUD	3,400	New South Wales Treasury Corp., 2.75%, 11/20/25	Aaa/AAA	3,971,111

				12,430,676

		Italy–1.4%
		Italy Buoni Poliennali Del Tesoro,
	€1,716	2.10%, 9/15/16	NR/NR	2,582,514
	€2,147	2.10%, 9/15/21	NR/NR	3,043,966

				5,626,480

		Total Sovereign Debt Obligations (cost–$15,140,140)		18,057,156

ASSET-BACKED SECURITIES–4.3%
	$1,096	AMMC CDO, 0.544%, 8/8/17, FRN (a)(d)(g)	Aaa/AAA	1,035,011
	791	ARES CLO Funds, 0.537%, 3/12/18, FRN (a)(d)(g)	Aaa/AAA	741,318
	393	Bear Stearns Asset-Backed Securities Trust, 1.213%, 10/25/37, FRN	Caa2/BBB	256,450
	660	Citigroup Mortgage Loan Trust, Inc., 0.293%, 1/25/37, FRN	Caa2/B−	505,647
	428	Clearwater Funding CBO, 0.857%, 7/15/13, FRN (a)(d)(g)	Aaa/AA−	415,148
	485	Duane Street CLO, 0.562%, 11/8/17, FRN (a)(d)(g)	Aa1/AA+	463,845
CAD	4,538	Ford Auto Securitization Trust, 1.926%, 6/15/13 (a)(d)	NR/AAA	4,805,690
	€1,371	Globaldrive BV, 3.00%, 7/20/15	NR/AAA	2,036,249
	€302	Harvest CLO S.A., 2.003%, 3/29/17, FRN	Aa1/AA+	427,304
	$531	JPMorgan Mortgage Acquisition Corp., 0.703%, 7/25/35, FRN	A1/AA	498,986
	€344	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)	NR/NR	510,283

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 71

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value
$285	Massachusetts Educational Financing Auth., 1.224%, 4/25/38, FRN	Aaa/AAA	$283,842
4,800	Navigare Funding CLO Ltd., 0.573%, 5/20/19, FRN (a)(d)(g)	Aaa/AA+	4,448,013
431	Park Place Securities, Inc., 0.633%, 6/25/35, FRN	Aa1/AAA	392,200
545	Saxon Asset Securities Trust, 4.034%, 6/25/33	A1/AAA	508,391
€296	Wood Street CLO BV, 1.763%, 3/29/21, FRN (a)(d)(g)	Aa1/AA	402,601

	Total Asset-Backed Securities (cost–$17,260,627)		17,730,978

U.S. GOVERNMENT AGENCY SECURITIES–2.0%
	Fannie Mae–0.2%
$833	0.658%, 2/25/37, CMO, FRN	Aaa/AAA	837,342
15	1.512%, 10/1/44, FRN, MBS	Aaa/AAA	14,969

			852,311

	Freddie Mac–0.1%
189	6.282%, 9/1/36, FRN, MBS	Aaa/AAA	197,868
200	6.613%, 7/1/36, FRN, MBS	Aaa/AAA	208,098

			405,966

	SLM Student Loan Trust–1.7%
6,416	0.674%, 7/27/20, ABS, FRN (a)(d)	Aaa/AAA	6,425,989
850	2.139%, 8/15/16, ABS, FRN (a)(d)	Aaa/AAA	850,228

			7,276,217

	Total U.S. Government Agency Securities (cost–$8,495,995)		8,534,494

SENIOR LOANS (a)(c)–1.5%
	Multi-Media–1.2%
€3,300	Kable Deutschland, 5.211%, 12/20/16		4,927,118

	Telecommunications–0.3%
$700	Intelsat, 5.25%, 4/2/18, Term B		707,820
414	Vodafone, 6.875%, 8/17/15 (b)(o) (acquisition cost–$411,472; purchased 8/11/10-2/22/11)		428,627

			1,136,447

	Total Senior Loans (cost–$5,460,841)		6,063,565

Shares
CONVERTIBLE PREFERRED STOCK–0.1%
	Financial Services–0.1%
200	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (j) (cost–$200,000)	Baa3/A−	215,896

72 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal		Credit
Amount		Rating
(000s)		(Moody’s/S&P)	Value
MUNICIPAL BONDS–0.0%
	West Virginia–0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost–$94,094)	Baa3/BB+	$69,885

SHORT-TERM INVESTMENTS–6.6%
	Corporate Notes–3.5%
	Banking–1.9%
1,300	Banco Santander Chile, 1.524%, 4/20/12, FRN (a)(d)	Aa3/A+	1,300,175
1,500	ING Bank NV, 1.107%, 3/30/12, FRN (a)(d)	Aa3/A+	1,504,617
4,400	Itau Unibanco S.A., 1.77%, 9/12/11	NR/NR	4,378,823
800	Royal Bank of Scotland PLC, 3.00%, 12/9/11 (a)(d)	Aaa/AAA	813,178

			7,996,793

	Financial Services–1.6%
	Ally Financial, Inc.,
500	5.375%, 6/6/11	B1/B	502,656
500	6.00%, 12/15/11	B1/B	511,875
400	6.875%, 9/15/11	B1/B	407,750
800	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	Ba2/BB−	820,808
4,500	UBS AG, 1.413%, 2/23/12, FRN	Aa3/A+	4,535,716

			6,778,805

	Total Corporate Notes (cost–$14,684,950)		14,775,598

	U.S. Treasury Obligations (l)–1.0%
	U.S. Treasury Bills (q),
1,383	0.095%-0.160%, 7/14/11-9/22/11		1,382,726
	U.S. Treasury Inflation Indexed Notes,
2,742	3.375%, 1/15/12 (k)		2,868,753

	Total U.S. Treasury Obligations (cost–$4,211,109)		4,251,479

	Repurchase Agreements–2.1%
5,900	Barclays Capital, Inc., dated 4/29/11, 0.05%, due 5/2/11, proceeds $5,900,025; collateralized by Ginnie Mae, 4.50%, due 9/20/40, valued at $6,055,008 including accrued interest		5,900,000
1,000	Morgan Stanley & Co., Inc., dated 4/29/11, 0.04%, due 5/2/11, proceeds $1,000,003; collateralized by U.S. Treasury Notes, 1.875%, due 9/30/17, valued at $1,027,174 including accrued interest		1,000,000

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 73

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value
	Repurchase Agreements (continued)

Principal
Amount
(000s)		Value
$1,620	State Street Bank & Trust Co., dated 4/29/11, 0.01%, due 5/2/11, proceeds $1,620,001; collateralized by U.S. Treasury Notes, 3.125%, due 4/30/17, valued at $1,654,058 including accrued interest	$1,620,000

	Total Repurchase Agreements (cost–$8,520,000)	8,520,000

	Total Short-Term Investments (cost–$27,416,059)	27,547,077

Contracts/
Notional
Amount
OPTIONS PURCHASED (m)–0.0%
	Call Options–0.0%
$56,400,000	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 1.25%, expires 4/30/12	222,256

	Put Options–0.0%
$12,900,000	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 11/19/12	54,301
$90,000,000	U.S. Treasury Inflation Protected Securities (OTC), strike price $75, expires 5/16/11	90

		54,391

	Total Options Purchased (cost–$225,201)	276,647

	Total Investments, before options written (cost–$682,314,860)–170.1%	704,418,679

OPTIONS WRITTEN (m)–(0.5)%
	Call Options–(0.1)%
$4,400,000	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.50%, expires 6/13/11	(62,223)
	Dow Jones CDX IG-15 5-Year Index,
$3,100,000	strike price $0.80, expires 6/15/11	(7,969)
$1,400,000	strike price $0.80, expires 9/21/11	(4,174)
39	Financial Futures Euro–90 day (CME), strike price $99.38, expires 9/19/11	(29,311)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
10	strike price $121, expires 5/20/11	(7,104)
183	strike price $122, expires 5/20/11	(53,478)

		(164,259)

	Put Options–(0.3)%
	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$12,900,000	strike rate 1.00%, expires 11/19/12	(115,113)
$112,800,000	strike rate 2.00%, expires 4/30/12	(142,884)

74 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

Contracts/
Notional
Amount		Value
	Put Options (continued)

$64,700,000	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 2.25%, expires 9/24/12	$(564,262)
$44,600,000	3-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.00%, expires 6/18/12	(295,863)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$4,400,000	strike rate 4.00%, expires 6/13/11	(1,745)
$3,300,000	strike rate 10.00%, expires 7/10/12	(53)
	Dow Jones CDX IG-15 5-Year Index,
$3,600,000	strike price $1.20, expires 6/15/11	(1,792)
$1,900,000	strike price $1.20, expires 9/21/11	(306)
$1,600,000	strike price $1.30, expires 9/21/11	(2,319)
39	Financial Futures Euro–90 day (CME), strike price $99.38, expires 9/19/11	(2,608)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)10-(Index Final/Index Initial)) or $0,
$5,600,000	strike price $0.001, expires 3/12/20	(24,929)
$32,200,000	strike price $0.001, expires 4/7/20	(147,859)
$1,500,000	strike price $0.001, expires 9/29/20	(7,417)
$1,500,000	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0,
	strike price $0.001, expires 3/10/20	(7,245)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
52	strike price $116, expires 5/20/11	(826)
31	strike price $117, expires 5/20/11	(494)

		(1,315,715)

	Straddle Options–(0.1)%
	Call & Put 1-Year vs. 1-Year Forward Volatility Agreement (OTC),
$9,600,000	exercise price $0.001, expires 10/11/11	(77,029)
$4,900,000	exercise price $0.010, expires 10/11/11	(39,317)
	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC),
$8,900,000	exercise price $0.001, expires 10/11/11	(152,820)
$13,900,000	exercise price $0.001, expires 11/14/11	(238,466)

		(507,632)

	Total Options Written (premiums received–$2,185,664)	(1,987,606)

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 75

Fixed Income SHares: Series R Schedule of Investments
April 30, 2011 (unaudited) (continued)

		Value
Total Investments, net of options written (cost–$680,129,196)	169.6%	$702,431,073
Other liabilities in excess of other assets	(69.6)	(288,303,387)

Net Assets	100.0%	$414,127,686

76 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Schedules of Investments
April 30, 2011 (unaudited)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $592,480,933, representing 16.3% of net assets in Series C; securities with an aggregate value of $244,998, representing 3.2% of net assets in Series H; securities with an aggregate value of $544,320,650, representing 15.0% of net assets in Series M; securities with an aggregate value of $94,021,914, representing 22.7% of net assets in Series R.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolios are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2011.
(d)	144A--Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after April, 30, 2011.
(f)	In default.
(g)	Fair-Valued – Securities with an aggregate value of $21,898,243, representing 0.6% of net assets in Series C; securities with an aggregate value of $11,198,149, representing 0.3% of net assets in Series M; securities with an aggregate value of $7,505,936, representing 1.8% of net assets in Series R.
(h)	Securities with an aggregate value of $2,352,905, representing 85.4% of net assets in Series I, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) and 1(b) in the Notes to Financial Statements.
(i)	Principal amount less than $500.
(j)	Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(k)	Inflationary Bonds – Principal amount of security is adjusted for inflation/deflation.
(l)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.
(m)	Non-income producing.
(n)	Subject to Alternative Minimum Tax.
(o)	Restricted. The aggregate acquisition cost of such securities is $14,563,824 and $21,935,588 in Series C and Series R, respectively. The aggregate market value is $14,943,420 and $22,557,256, representing 0.4% and 5.4% of net assets in Series C and Series R, respectively.
(p)	Floating Rate. The rate disclosed reflects the rate in effect on April 30, 2011.
(q)	Rates shown are the effective yields at purchase date.

Glossary:

ABS – Asset-Backed Securities
ADR – American Depositary Receipt
AGM – insured by Assured Guaranty Municipal Corp.
AMBAC – insured by American Municipal Bond Assurance Corp.
AUD – Australian Dollar
BRL – Brazilian Real
£ – British Pound
CAD – Canadian Dollar
CA Mtg. Ins. – insured by California Mortgage Insurance
CBO – Collateralized Bond Obligation
CBOT – Chicago Board of Trade

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 77

Allianz Global Investors Managed Accounts Trust Notes to Schedules of Investments
April 30, 2011 (unaudited) (continued)

CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
CME – Chicago Mercantile Exchange
CMO – Collateralized Mortgage Obligation
CP – Certificates of Participation
CPURNSA – Consumer Price All Urban Non-Seasonally Adjusted Index
€ – Euro
FGIC – insured by Financial Guaranty Insurance Co.
FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2011.
GDR – Global Depositary Receipt
GO – General Obligation Bond
¥ – Japanese Yen
LIBOR – London Inter-Bank Offered Rate
MBIA – insured by Municipal Bond Investors Assurance
MBS – Mortgage-Backed Securities
NPFGC – insured by National Public Finance Guarantee Corp.
NR – Not Rated
OTC – Over the Counter
Q-SBLF – Qualified School Bond Loan Fund
TBA – To Be Announced
VRN – Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2011.
WR – Withdrawn Rating

78 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

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Allianz Global Investors Managed Accounts Trust Statements of Assets and Liabilities
April 30, 2011 (unaudited)

		Fixed
	Equity	Income
	Shares:	SHares:
	Series I	Series C
Assets:
Investments, at value (cost-$2,023,941, $3,830,727,707, $8,220,201, $4,796,889,237 and $682,314,860, respectively)	$2,677,565	$4,150,191,969

Cash (including foreign currency for Series I, Series C, Series M and Series R with a value and cost of $12 and $12, $2,504,403 and $2,429,961, $284,576 and $276,417, $850,912 and $834,907, respectively)	60,733	3,631,114

Receivable for investments sold	21,498	196,001,724

Interest and dividend receivable	15,556	54,526,706

Tax reclaims receivable	2,125	760

Unrealized appreciation of forward foreign currency contracts	27	60,487,906

Swap premiums paid	—	39,936,149

Unrealized appreciation of swaps	—	35,677,032

Receivable for shares of beneficial interest sold	—	6,294,289

Receivable for variation margin on futures contracts	—	485,064

Deposits with brokers for futures contracts collateral	—	23,000

Receivable for paydown principal	—	8,118

Receivable from broker	—	—

Other assets	—	17,040

Total Assets	2,777,504	4,547,280,871

Liabilities:
Payable for investments purchased	21,438	679,536,007

Unrealized depreciation of forward foreign currency contracts	246	57,797,869

Payable to brokers for cash collateral received	—	90,150,000

Options written, at value (premiums received–$0, $34,504,261, $0, $8,708,818, and $2,185,664)	—	26,664,073

Unrealized depreciation of swaps	—	21,295,978

Dividends payable	—	18,408,467

Swap premiums received	—	12,646,401

Payable for shares of beneficial interest redeemed	—	1,625,852

Payable to broker	—	221,016

Payable for variation margin on futures contracts	—	56,482

Interest payable for cash collateral received	—	859

Payable to custodian for cash overdraft	—	—

Securities sold short, at value (proceeds received of $216,156 for Series M)	—	—

Total Liabilities	21,684	908,403,004

Net Assets	$2,755,820	$3,638,877,867

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$206	$275,042

Paid-in-capital in excess of par	2,059,679	3,283,737,297

Undistributed (dividends in excess of) net investment income	22,506	(44,145,031)

Accumulated net realized gain (loss)	19,541	34,223,172

Net unrealized appreciation (depreciation) of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	653,888	364,787,387

Net Assets	$2,755,820	$3,638,877,867

Shares Outstanding	205,565	275,041,849

Net Asset Value, Offering Price and Redemption Price Per Share	$13.41	$13.23

80 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

Fixed	Fixed	Fixed
Income	Income	Income
SHares:	SHares:	SHares:
Series H	Series M	Series R
$7,647,816	$4,892,644,210	$704,418,679

—	1,939,223	1,198,703

—	144,001,390	45,529,496

139,526	36,057,053	3,752,694

—	—	—

—	4,451,517	1,965,104

—	40,228,051	2,037,696

8,456	24,267,618	1,834,338

—	6,324,421	989,258

—	7,824	—

—	—	27,000

—	78,006	—

—	46,965	2,156

—	17,040	—

7,795,798	5,150,063,318	761,755,124

—	1,386,655,423	337,888,156

—	10,440,851	2,313,078

—	51,307,000	1,880,000

—	12,879,488	1,987,606

—	42,181,806	893,226

34,843	13,919,215	1,410,397

9,130	4,992,929	1,174,341

—	1,616,282	66,560

—	—	—

—	1,097,553	14,038

—	499	36

25,307	—	—

—	217,344	—

69,280	1,525,308,390	347,627,438

$7,726,518	$3,624,754,928	$414,127,686

$1,063	$343,304	$37,410

8,794,858	3,591,615,641	396,249,468

(978)	1,937,854	(139,648)

(504,496)	(76,149,613)	(5,143,851)

(563,929)	107,007,742	23,124,307

$7,726,518	$3,624,754,928	$414,127,686

1,063,192	343,303,697	37,410,392

$7.27	$10.56	$11.07

See accompanying Notes to Financial Statements ï 4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 81

Allianz Global Investors Managed Accounts Trust Statements of Operations
Six Months ended April 30, 2011 (unaudited)

		Fixed	Fixed	Fixed	Fixed
	Equity	Income	Income	Income	Income
	Shares:	SHares:	SHares:	SHares:	SHares:
	Series I	Series C	Series H	Series M	Series R
Investment Income:
Dividends (net of foreign withholding tax of $3,217 for Series I)	$29,484	$80,158	—	$1,137,651	$7,500

Interest (net of foreign withholding tax of $13,338 for Series C and $69 for Series R)	—	95,428,574	$198,735	75,410,841	6,243,641

Total Investment Income	29,484	95,508,732	198,735	76,548,492	6,251,141

Expenses:
Interest expense	—	52,797	—	47,332	2,110

Net Investment Income	29,484	95,455,935	198,735	76,501,160	6,249,031

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	96,385	12,003,857	(37,333)	(69,743,028)	4,517,619

Futures contracts	—	(1,055,795)	—	5,170,010	19,287

Options written	—	10,359,925	—	1,063,528	310,430

Swaps	—	5,105,868	200	13,497,722	(603,782)

Foreign currency transactions	(1,735)	25,018,766	—	(11,890,872)	(5,076,288)

Net change in unrealized appreciation/depreciation of:
Investments	219,412	5,206,200	(485,010)	23,804,505	608,814

Futures contracts	—	143,486	—	34,913,581	96,260

Options written	—	(13,827,652)	—	(4,360,059)	(520,289)

Securities sold short	—	—	—	48,479	—

Swaps	—	(4,291,753)	8,456	(49,641,114)	(444,769)

Foreign currency transactions	57	(6,313,750)	—	703,705	967,224

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	314,119	32,349,152	(513,687)	(56,433,543)	(125,494)

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$343,603	$127,805,087	$(314,952)	$20,067,617	$6,123,537

82 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

Equity Shares: Series I Statement of Changes in Net Assets

	Six Months ended
	April 30, 2011	Year ended
	(unaudited)	October 31, 2010
Investment Operations:
Net investment income	$29,484	$46,339

Net realized gain (loss) on investments and foreign currency transactions	94,650	(78,599)

Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	219,469	411,728

Net increase in net assets resulting from investment operations	343,603	379,468

Dividends and Distributions to Shareholders from:
Net investment income	(45,469)	(45,138)

Net realized gains	—	(8,511)

Total dividends and distributions to shareholders	(45,469)	(53,649)

Common Share Transactions:
Net proceeds from the sale of shares	532	3,503

Total increase in net assets	298,666	329,322

Net Assets:
Beginning of period	2,457,154	2,127,832

End of period (including undistributed net investment income of $22,506 and $38,491, respectively)	$2,755,820	$2,457,154

Shares Issued	45	315

Fixed Income SHares: Series C Statement of Changes in Net Assets

	Six Months ended
	April 30, 2011	Year ended
	(unaudited)	October 31, 2010
Investment Operations:
Net investment income	$95,455,935	$172,764,934

Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	51,432,621	191,653,358

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	(19,083,469)	250,505,455

Net increase in net assets resulting from investment operations	127,805,087	614,923,747

Dividends and Distributions to Shareholders from:
Net investment income	(208,105,879)	(367,578,793)

Net realized gains	(96,855,957)	(165,337,424)

Total dividends and distributions to shareholders	(304,961,836)	(532,916,217)

Common Share Transactions:
Net proceeds from the sale of shares	988,788,783	1,118,550,608

Cost of shares redeemed	(517,957,064)	(748,582,092)

Net increase in net assets from common share transactions	470,831,719	369,968,516

Total increase in net assets	293,674,970	451,976,046

Net Assets:
Beginning of period	3,345,202,897	2,893,226,851

End of period (including undistributed (dividends in excess of) net investment income of $(44,145,031) and $68,504,913, respectively)	$3,638,877,867	$3,345,202,897

Common Shares Issued and Redeemed:
Issued	76,686,298	85,203,531

Redeemed	(39,793,973)	(56,294,305)

Net Increase	36,892,325	28,909,226

See accompanying Notes to Financial Statements ï 4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 83

Fixed Income SHares: Series H Statement of Changes in Net Assets

	Six Months ended
	April 30, 2011	Year ended
	(unaudited)	October 31, 2010
Investment Operations:
Net investment income	$198,735	$213,435

Net realized loss on investments and swaps	(37,133)	(147,811)

Net change in unrealized appreciation/depreciation of investments and swaps	(476,554)	355,234

Net increase (decrease) in net assets resulting from investment operations	(314,952)	420,858

Dividends to Shareholders from Net Investment Income	(199,707)	(213,436)

Common Share Transactions:
Net proceeds from the sale of shares	1,821,015	6,392,803

Cost of shares redeemed	(1,335,071)	(1,518,951)

Net increase in net assets from common share transactions	485,944	4,873,852

Total increase (decrease) in net assets	(28,715)	5,081,274

Net Assets:
Beginning of period	7,755,233	2,673,959

End of period (including dividends in excess of net investment income of $(978) and $(6), respectively)	$7,726,518	$7,755,233

Common Shares Issued and Redeemed:
Issued	253,022	837,811

Redeemed	(184,519)	(199,929)

Net Increase	68,503	637,882

Fixed Income SHares: Series M Statement of Changes in Net Assets

	Six Months ended
	April 30, 2011	Year ended
	(unaudited)	October 31, 2010
Investment Operations:
Net investment income	$76,501,160	$141,504,507

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(61,902,640)	262,421,443

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	5,469,097	114,380,087

Net increase in net assets resulting from investment operations	20,067,617	518,306,037

Dividends and Distributions to Shareholders from:
Net investment income	(87,831,824)	(201,758,229)

Net realized gains	(38,973,429)	—

Total dividends and distributions to shareholders	(126,805,253)	(201,758,229)

Common Share Transactions:
Net proceeds from the sale of shares	901,958,177	991,047,690

Cost of shares redeemed	(521,870,105)	(736,122,976)

Net increase in net assets from common share transactions	380,088,072	254,924,714

Total increase in net assets	273,350,436	571,472,522

Net Assets:
Beginning of period	3,351,404,492	2,779,931,970

End of period (including undistributed net investment income of $1,937,854 and $13,268,518, respectively)	$3,624,754,928	$3,351,404,492

Common Shares Issued and Redeemed:
Issued	87,210,565	97,748,465

Redeemed	(50,288,875)	(72,129,934)

Net Increase	36,921,690	25,618,531

84 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series R Statement of Changes in Net Assets

	Six Months ended
	April 30, 2011	Year ended
	(unaudited)	October 31, 2010
Investment Operations:
Net investment income	$6,249,031	$9,992,942

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(832,734)	39,705,752

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	707,240	10,136,633

Net increase in net assets resulting from investment operations	6,123,537	59,835,327

Dividends and Distributions to Shareholders from:
Net investment income	(7,253,156)	(15,634,695)

Net realized gains	(32,921,342)	(1,313,661)

Total dividends and distributions to shareholders	(40,174,498)	(16,948,356)

Common Share Transactions:
Net proceeds from the sale of shares	111,014,518	170,185,580

Cost of shares redeemed	(66,211,938)	(97,662,595)

Net increase in net assets from common share transactions	44,802,580	72,522,985

Total increase in net assets	10,751,619	115,409,956

Net Assets:
Beginning of period	403,376,067	287,966,111

End of period (including undistributed (dividends in excess of) net investment income of $(139,648) and $864,477, respectively)	$414,127,686	$403,376,067

Common Shares Issued and Redeemed:
Issued	10,361,360	15,489,601

Redeemed	(6,198,245)	(8,835,579)

Net Increase	4,163,115	6,654,022

See accompanying Notes to Financial Statements ï 4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 85

Equity Shares: Series I Financial Highlights
For a share outstanding throughout each period:

	Six Months			For the period
	ended			August 3, 2009*
	April 30, 2011	Year ended		through
	(unaudited)	October 31, 2010		October 31, 2009
Net asset value, beginning of period	$11.96	$10.37		$10.00

Investment Operations:
Net investment income	0.14	0.23		0.05

Net realized and change in unrealized gain on investments and foreign currency transactions	1.53	1.62		0.32

Total from investment operations	1.67	1.85		0.37

Dividends and Distributions to Shareholders from:
Net investment income	(0.22)	(0.22)		—

Net realized gains	—	(0.04)		—

Total dividends and distributions to shareholders	(0.22)	(0.26)		—

Net asset value, end of period	$13.41	$11.96		$10.37

Total Investment Return (1)	14.20%	18.10%		3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,756	$2,457		$2,128

Ratio of operating expenses to average net assets (2)	0.00%†	0.00	%(3)	0.00%†

Ratio of net investment income to average net assets (2)	2.36%†	2.10%		2.14%†

Portfolio turnover	24%	29%		15%

*	Commencement of operations.
†	Annualized.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series I, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	If interest expense was included, the ratio of operating expenses to average net assets for the year ended October 31, 2010 would be less than 0.005%.

86 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series C Financial Highlights
For a share outstanding throughout each period:

	Six Months
	ended		Year ended October 31,
	April 30, 2011
	(unaudited)		2010		2009		2008	2007	2006
Net asset value, beginning of period	$14.05		$13.83		$11.50		$12.05	$11.78	$11.64

Investment Operations:
Net investment income	0.40		0.75		0.83		0.76	0.63	0.55

Net realized and change in unrealized gain (loss) on investments, futures contracts options written, securities sold short, swaps, unfunded loan commitments and foreign currency transactions	0.04		1.93		3.86		(0.37)	0.44	0.31

Total from investment operations	0.44		2.68		4.69		0.39	1.07	0.86

Dividends and Distributions to Shareholders from:
Net investment income	(0.85)		(1.67)		(1.36)		(0.74)	(0.56)	(0.72)

Net realized gains	(0.41)		(0.79)		(1.00)		(0.20)	(0.24)	—

Total dividends and distributions to shareholders	(1.26)		(2.46)		(2.36)		(0.94)	(0.80)	(0.72)

Net asset value, end of period	$13.23		$14.05		$13.83		$11.50	$12.05	$11.78

Total Investment Return (1)	3.69%		22.40%		45.84%		2.56%	9.67%	7.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,638,878		$3,345,203		$2,893,227		$2,006,494	$1,886,225	$1,449,575

Ratio of operating expenses to average net assets (3)	0.00	%†(2)	0.00	%(2)	0.00	%(2)	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	5.80	%†	5.70%		6.71%		6.01%	5.60%	4.89%

Portfolio turnover	116%		164%		683%		873%	750%	560%

†	Annualized.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of less than one year is not annualized.
(2)	If interest expense was included, the ratio of operating expenses to average net assets for the six months ended April 30, 2011 and the years ended October 31, 2010 and October 31, 2009 would be less than 0.005%, less than 0.005% and 0.01%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements ï 4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 87

Fixed Income SHares: Series H Financial Highlights
For a share outstanding throughout each period:

	Six Months				For the period
	ended	Year ended October 31,			April 2, 2007*
	April 30, 2011				through
	(unaudited)	2010	2009	2008	October 31, 2007
Net asset value, beginning of period	$7.80	$7.49	$7.03	$9.61	$10.00

Investment Operations:
Net investment income	0.19	0.39	0.49	0.52	0.29

Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	(0.53)	0.31	0.46	(2.58)	(0.40)

Total from investment operations	(0.34)	0.70	0.95	(2.06)	(0.11)

Dividends to Shareholders from Net Investment Income	(0.19)	(0.39)	(0.49)	(0.52)	(0.28)

Net asset value, end of period	$7.27	$7.80	$7.49	$7.03	$9.61

Total Investment Return (1)	(4.31)%	9.62%	14.54%	(22.21)%	(1.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,727	$7,755	$2,674	$2,281	$2,884

Ratio of operating expenses to average net assets (2)	0.00%†	0.00%	0.00%	0.00%	0.00%†

Ratio of net investment income to average net assets (2)	5.28%†	4.90%	7.22%	6.05%	5.04%†

Portfolio turnover	18%	26%	23%	15%	87%

*	Commencement of operations.
†	Annualized.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series H, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

88 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series M Financial Highlights
For a share outstanding throughout each period:

	Six Months
	ended	Year ended October 31,
	April 30, 2011
	(unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.94	$9.90	$8.36	$11.31	$11.38	$11.12

Investment Operations:
Net investment income	0.24	0.47	1.19	1.35	0.66	0.57

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	(0.21)	1.25	1.62	(2.90)	(0.08)	0.27

Total from investment operations	0.03	1.72	2.81	(1.55)	0.58	0.84

Dividends and Distributions to Shareholders from:
Net investment income	(0.28)	(0.68)	(1.27)	(1.40)	(0.65)	(0.58)

Net realized gains	(0.13)	—	—	—	—	—

Total dividends and distributions to shareholders	(0.41)	(0.68)	(1.27)	(1.40)	(0.65)	(0.58)

Net asset value, end of period	$10.56	$10.94	$9.90	$8.36	$11.31	$11.38

Total Investment Return (1)	0.36%	18.22%	36.99%	(16.53)%	5.26%	7.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,624,755	$3,351,404	$2,779,932	$1,710,260	$1,819,024	$1,454,145

Ratio of operating expenses to average net assets (2)(3)	0.00%†	0.00%	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	4.63%†	4.67%	13.01%	11.82%	5.91%	5.11%

Portfolio turnover	344%	482%	916%	923%	837%	928%

†	Annualized.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of less than one year is not annualized.
(2)	If interest expense was included, the ratio of operating expenses to average net assets for the six months ended April 30, 2011 and years ended October 31, 2010, 2009, 2008, 2007 and 2006 would be less than 0.005%, 0.01%, 1.78%, 7.63%, 1.26% and 0.07%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements ï 4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 89

Fixed Income SHares: Series R Financial Highlights
For a share outstanding throughout each period:

	Six Months
	ended		Year ended October 31,
	April 30, 2011
	(unaudited)		2010		2009		2008	2007	2006
Net asset value, beginning of period	$12.13		$10.83		$9.27		$10.21	$9.90	$10.20

Investment Operations:
Net investment income	0.18		0.33		0.25		0.57	0.43	0.54

Net realized and unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	(0.05)		1.54		2.00		(0.91)	0.34	(0.29)

Total from investment operations	0.13		1.87		2.25		(0.34)	0.77	0.25

Dividends and Distributions to Shareholders from:
Net investment income	(0.21)		(0.52)		(0.29)		(0.60)	(0.46)	(0.55)

Net realized gains	(0.98)		(0.05)		(0.40)		—	—	—

Total dividends and distributions to shareholders	(1.19)		(0.57)		(0.69)		(0.60)	(0.46)	(0.55)

Net asset value, end of period	$11.07		$12.13		$10.83		$9.27	$10.21	$9.90

Total Investment Return (1)	1.53%		17.94%		25.50%		(3.87)%	8.05%	2.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$414,128		$403,376		$287,966		$170,092	$123,018	$154,793

Ratio of operating expenses to average net assets (3)	0.00	%†(2)	0.00	%(2)	0.00	%(2)	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	3.35	%†	2.90%		2.77%		5.39%	4.36%	5.33%

Portfolio turnover	469%		495%		1216%		1003%	825%	593%

†	Annualized.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of less than one year is not annualized.
(2)	If interest expense was included, the ratio of operating expenses to average net assets for the six months ended April 30, 2011 and years ended October 31, 2010 and October 31, 2009 would be less than 0.005%, less than 0.005% and less than 0.005%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

90 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11 ï See accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies
Allianz Global Investors Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Equity Shares: Series I and Fixed Income SHares: Series C, Series H, Series M and Series R (the “Portfolios”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. The Portfolios are authorized to issue an unlimited amount of shares of beneficial interest at $0.001 par value.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, Equity Shares: Series I may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Portfolio’s NAV is calculated. With respect to certain foreign securities, Equity Shares: Series I may fair-value securities using modeling tools provided by third-party vendors. Equity Shares: Series I has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by Equity Shares: Series I for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine Equity Shares: Series I’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by Equity Shares: Series I.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 91

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Portfolios to measure fair value during the six months ended April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Portfolios utilized the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

92 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 93

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at April 30, 2011 in valuing each Portfolio’s assets and liabilities is listed below:

Equity Shares: Series I:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
Common Stock:
China	$67,577	$15,624	—	$83,201
Germany	52,926	428,877	—	481,803
Israel	60,423	—	—	60,423
Korea (Republic of)	83,100	—	—	83,100
Spain	60,634	81,160	—	141,794
All Other	—	1,783,340	—	1,783,340
Preferred Stock	—	43,904	—	43,904

Total Investments in Securities – Assets	$324,660	$2,352,905	—	$2,677,565

Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$27	—	$27

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(246)	—	$(246)

Total Investments	$324,660	$2,352,686	—	$2,677,346

Fixed Income SHares: Series C:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	—	$46,967,747	$7,968,646	$54,936,393
Financial Services	—	1,066,750,071	22,229,368	1,088,979,439
All Other	—	1,203,636,864	—	1,203,636,864
U.S. Government Agency Securities	—	583,464,708	—	583,464,708
Municipal Bonds	—	346,539,583	—	346,539,583
Sovereign Debt Obligations	—	231,387,814	—	231,387,814
Mortgage-Backed Securities	—	165,305,373	98,753	165,404,126
U.S. Treasury Obligations	—	14,491,393	—	14,491,393
Senior Loans	—	9,306,829	—	9,306,829
Asset-Backed Securities	—	8,965,663	—	8,965,663
Preferred Stock	$1,290,240	—	—	1,290,240
Convertible Preferred Stock	788,213	—	—	788,213

94 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Short-Term Investments:
Corporate Notes:
Financial Services	—	$40,404,652	$700,980	$41,105,632
All Other	—	58,676,972	—	58,676,972
Other Short-Term Investments	—	338,194,199	—	338,194,199
Options Purchased:
Interest Rate Contracts	—	3,023,901	—	3,023,901

Total Investments in Securities – Assets	$2,078,453	$4,117,115,769	$30,997,747	$4,150,191,969

Investments in Securities – Liabilities
Options Written, at value:
Credit Contracts	—	$(1,715,646)	—	$(1,715,646)
Interest Rate Contracts	—	(24,948,427)	—	(24,948,427)

Total Investments in Securities – Liabilities	—	$(26,664,073)	—	$(26,664,073)

Other Financial Instruments* – Assets
Credit Contracts	—	$18,331,373	—	$18,331,373
Foreign Exchange Contracts	—	60,487,906	—	60,487,906
Interest Rate Contracts	$19,607,200	17,345,659	—	36,952,859

Total Other Financial Instruments* – Assets	$19,607,200	$96,164,938	—	$115,772,138

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(1,654,917)	—	$(1,654,917)
Foreign Exchange Contracts	—	(57,797,869)	—	(57,797,869)
Interest Rate Contracts	$(170,757)	(19,641,061)	—	(19,811,818)

Total Other Financial Instruments* – Liabilities	$(170,757)	$(79,093,847)	—	$(79,264,604)

Total Investments	$21,514,896	$4,107,522,787	$30,997,747	$4,160,035,430

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 95

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares: Series H:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
Municipal Bonds	—	$7,647,816	—	$7,647,816

Other Financial Instruments* – Assets
Credit Contracts	—	$8,456	—	$8,456

Total Investments	—	$7,656,272	—	$7,656,272

Fixed Income SHares: Series M:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
U.S. Government Agency Securities	—	$1,659,224,345	—	$1,659,224,345
Corporate Bonds & Notes:
Financial Services	—	811,753,563	$10,489,505	822,243,068
All Other	—	673,025,175	—	673,025,175
Municipal Bonds	—	557,909,717	—	557,909,717
Mortgage-Backed Securities	—	517,257,385	—	517,257,385
Sovereign Debt Obligations	—	328,303,588	—	328,303,588
Asset-Backed Securities	—	44,618,356	708,644	45,327,000
Convertible Preferred Stock	$13,560,962	—	—	13,560,962
Short-Term Investments	—	275,792,970	—	275,792,970

Total Investments in Securities – Assets	$13,560,962	$4,867,885,099	$11,198,149	$4,892,644,210

Investments in Securities – Liabilities
Options Written, at value:
Credit Contracts	—	$(139,486)	—	$(139,486)
Interest Rate Contracts	—	—	$(12,740,002)	(12,740,002)
Securities Sold Short, at value	—	(217,344)	—	(217,344)

Total Investments in Securities – Liabilities	—	$(356,830)	$(12,740,002)	$(13,096,832)

Other Financial Instruments* – Assets
Credit Contracts	—	$16,283,757	—	$16,283,757
Foreign Exchange Contracts	—	4,451,517	—	4,451,517
Interest Rate Contracts	$39,210,062	7,983,861	—	47,193,923

Total Other Financial Instruments* – Assets	$39,210,062	$28,719,135	—	$67,929,197

96 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(1,875,336)	—	$(1,875,336)
Foreign Exchange Contracts	—	(10,440,851)	—	(10,440,851)
Interest Rate Contracts	$(2,754)	(40,306,470)	—	(40,309,224)

Total Other Financial Instruments* – Liabilities	$(2,754)	$(52,622,657)	—	$(52,625,411)

Total Investments	$52,768,270	$4,843,624,747	$(1,541,853)	$4,894,851,164

Fixed Income SHares: Series R:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Investments in Securities – Assets
U.S. Treasury Obligations	—	$420,294,902	—	$420,294,902
Corporate Bonds & Notes:
Airlines	—	5,062,500	$1,017,500	6,080,000
All Other	—	151,224,999		151,224,999
Mortgage-Backed Securities	—	40,972,557	7,350,523	48,323,080
Sovereign Debt Obligations	—	18,057,156	—	18,057,156
Asset-Backed Securities	—	10,225,042	7,505,936	17,730,978
U.S. Government Agency Securities	—	8,534,494	—	8,534,494
Senior Loans	—	6,063,565	—	6,063,565
Convertible Preferred Stock	$215,896	—	—	215,896
Municipal Bonds	—	69,885	—	69,885
Short-Term Investments	—	27,547,077	—	27,547,077
Options Purchased:
Interest Rate Contracts	—	276,647	—	276,647

Total Investments in Securities – Assets	$215,896	$688,328,824	$15,873,959	$704,418,679

Investments in Securities – Liabilities
Options Written, at value:
Credit Contracts	—	$(16,560)	—	$(16,560)
Interest Rate Contracts	—	(1,275,964)	$(695,082)	(1,971,046)

Total Investments in Securities – Liabilities	—	$(1,292,524)	$(695,082)	$(1,987,606)

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1. Organization and Significant Accounting Policies (continued)

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	4/30/11

Other Financial Instruments* – Assets
Credit Contracts	—	$1,258,307	—	$1,258,307
Foreign Exchange Contracts	—	1,965,104	—	1,965,104
Interest Rate Contracts	$229,598	576,031	—	805,629

Total Other Financial Instruments* – Assets	$229,598	$3,799,442	—	$4,029,040

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(298,554)	—	$(298,554)
Foreign Exchange Contracts	—	(2,313,078)	—	(2,313,078)
Interest Rate Contracts	—	(594,672)	—	(594,672)

Total Other Financial Instruments* – Liabilities	—	$(3,206,304)	—	$(3,206,304)

Total Investments	$445,494	$687,629,438	$15,178,877	$703,253,809

There were no significant transfers between Levels 1 and 2 during the six months ended April 30, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2011, was as follows:

Fixed Income SHares: Series C:
		Net		Net	Net Change
	Beginning	Purchases	Accrued	Realized	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Gain	Appreciation/	into	out of	Balance
	10/31/10	Settlements	(Premiums)	(Loss)	Depreciation	Level 3	Level 3	4/30/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$8,446,018	$(304,606)	$(38,237)	$(241)	$(134,288)	—	—	$7,968,646
Financial Services	21,134,833	(9,715)	—	—	1,104,250	—	—	22,229,368
Mortgage-Backed Securities	123,362	(207,506)	689	45,277	136,931	—	—	98,753
Short-Term Investments:
Corporate Notes:
Financial Services	736,890	—	—	—	(35,910)	—	—	700,980

Total Investments	$30,441,103	$(521,827)	$(37,548)	$45,036	$1,070,983	—	—	$30,997,747

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1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares: Series M:
		Net		Net	Net Change
	Beginning	Purchases	Accrued	Realized	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Gain	Appreciation/	into	out of	Balance
	10/31/10	Settlements	(Premiums)	(Loss)	Depreciation	Level 3	Level 3**	4/30/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Financial Services	$10,551,300	—	$(35,709)	—	$(26,086)	—	—	$10,489,505
Mortgage-Backed Securities	17,504,496	$(152,426)	(39,492)	$(4,404)	(269,387)	—	$(17,038,787)	—
Asset-Backed Securities	754,471	(70,332)	—	—	24,505	—	—	708,644

Total Investments in Securities – Assets	$28,810,267	$(222,758)	$(75,201)	$(4,404)	$(270,968)	—	$(17,038,787)	$11,198,149

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	$(8,020,229)	—	—	—	$(4,719,773)	—	—	$(12,740,002)

Total Investments	$20,790,038	$(222,758)	$(75,201)	$(4,404)	$(4,990,741)	—	$(17,038,787)	$(1,541,853)

Fixed Income SHares: Series R:
		Net		Net	Net Change
	Beginning	Purchases	Accrued	Realized	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Gain	Appreciation/	into	out of	Balance
	10/31/10	Settlements	(Premiums)	(Loss)	Depreciation	Level 3	Level 3**	4/30/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	—	$1,031,875	$(3,334)	—	$(11,041)	—	—	$1,017,500
Mortgage-Backed Securities	$5,663,219	7,298,931	(14,452)	$(1,419)	(83,207)	—	$(5,512,549)	7,350,523
Asset-Backed Securities	17,818,475	(3,980,299)	22,423	77,619	409,657	—	(6,841,939)	7,505,936

Total Investments in Securities – Assets	$23,481,694	$4,350,507	$4,637	$76,200	$315,409	—	$(12,354,488)	$15,873,959

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	$(689,228)	—	—	$45,239	$(51,093)	—	—	$(695,082)

Total Investments	$22,792,466	$4,350,507	$4,637	$121,439	$264,316	—	$(12,354,488)	$15,178,877

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Fixed Income SHares: Series C, Series M and Series R held at April 30, 2011, was $924,504, $(21,357) and $(46,119), respectively, and other financial instruments, which Fixed Income SHares: Series M and Series R held at April 30, 2011, was $(4,719,773) and $(6,433), respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums, as applicable, is recorded on an accrual basis. Discounts or premiums on debt securities purchased are

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1. Organization and Significant Accounting Policies (continued)

accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the loan. Commitment fees received by the Portfolios relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes
The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios’ management has determined that its evaluation has resulted in no material impact to the Portfolios’ financial statements at April 30, 2011. The Portfolios’ federal income tax returns for the prior three fiscal years (since inception for Equity Shares: Series I) remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions
The Portfolios, with the exception of Equity Shares: Series I, declare dividends from net investment income monthly to shareholders. Equity Shares: Series I will declare dividends from net investment income, if any, at least annually. Distributions of net realized capital gains for all Portfolios, if any, are paid at least annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation
The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans
The Portfolios purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements
The Portfolios enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-

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value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(i) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Portfolios do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Portfolios’ uncovered obligations under the agreements will be subject to each Portfolio’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(k) Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(l) Mortgage-Related and Other Asset-Backed Securities
Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolios to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of

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principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Restricted Securities
The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(o) Short Sales
Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Interest Expense
Interest expense primarily relates to the Portfolios’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks
In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolios are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolios hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. The Portfolios’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or

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2. Principal Risks (continued)

otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser for the Fixed Income SHares Portfolios, Pacific Investment Management Company LLC (“PIMCO”), as well as the Sub-Adviser for the Equity Shares: Series I, RCM Capital Management LLC (“RCM” and together with PIMCO, the “Sub-Advisers”), both affiliates of the Investment Manager, seek to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ securities. The Portfolios may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Portfolios employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

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2. Principal Risks (continued)

The Portfolios are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Portfolios had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. Anticipated losses for security and derivative transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Statements of Operations of the applicable Portfolios. The remaining balances associated with Lehman Brothers entities are included in receivable from/ payable to broker on the Statements of Assets and Liabilities of the applicable Portfolios. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments
Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Portfolios sometimes use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts
The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions
The Portfolios purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolios write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Portfolios’ Statements of Assets and Liabilities.

Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from

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the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

(c) Swap Agreements
Swap agreements are privately negotiated agreements between the Portfolios and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolios enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Portfolios’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Portfolios’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolios’ Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses on the Portfolios’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolios’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Portfolios will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Portfolios would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Portfolios would be subject to investment exposure on the notional amount of the swap.

If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolios use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the

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April 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

Portfolios own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolios use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Portfolios bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolios use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolios as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2011 for which the Portfolios are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolios for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to

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April 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Equity Shares: Series I and Fixed Income SHares: Series C, Series M and Series R enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios also enter these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Portfolios’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at April 30, 2011:

Equity Shares: Series I:

Foreign
Exchange
Location	Contracts

Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$27

Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(246)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

Fixed Income SHares: Series C:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Investments, at value (options purchased)	$3,023,901	—	—	$3,023,901
Unrealized appreciation of swaps	17,345,659	$18,331,373	—	35,677,032
Receivable for variation margin on futures contracts*	485,064	—	—	485,064
Unrealized appreciation of forward foreign currency contracts	—	—	$60,487,906	60,487,906

Total asset derivatives	$20,854,624	$18,331,373	$60,487,906	$99,673,903

Liability derivatives:
Unrealized depreciation of swaps	$(19,641,061)	$(1,654,917)	—	$(21,295,978)
Payable for variation margin on futures contracts*	(56,482)	—	—	(56,482)
Options written, at value	(24,948,427)	(1,715,646)	—	(26,664,073)
Unrealized depreciation of forward foreign currency contracts	—	—	$(57,797,869)	(57,797,869)

Total liability derivatives	$(44,645,970)	$(3,370,563)	$(57,797,869)	$(105,814,402)

*	Included in the net appreciation of $19,436,443 on futures contracts as reported in section 5(a) of the Notes to Financial Statements.

Fixed Income SHares: Series H:

Credit
Location	Contracts

Asset derivatives:
Unrealized appreciation of swaps	$8,456

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April 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

Fixed Income SHares: Series M:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Unrealized appreciation of swaps	$7,983,861	$16,283,757	—	$24,267,618
Receivable for variation margin on futures contracts*	7,824	—	—	7,824
Unrealized appreciation of forward foreign currency contracts	—	—	$4,451,517	4,451,517

Total asset derivatives	$7,991,685	$16,283,757	$4,451,517	$28,726,959

Liability derivatives:
Unrealized depreciation of swaps	$(40,306,470)	$(1,875,336)	—	$(42,181,806)
Payable for variation margin on futures contracts*	(1,097,553)	—	—	(1,097,553)
Options written, at value	(12,740,002)	(139,486)	—	(12,879,488)
Unrealized depreciation of forward foreign currency contracts	—	—	$(10,440,851)	(10,440,851)

Total liability derivatives	$(54,144,025)	$(2,014,822)	$(10,440,851)	$(66,599,698)

*	Included in the net appreciation of $39,207,308 on futures contracts as reported in section 5(a) of the Notes to Financial Statements.

Fixed Income SHares: Series R:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Investments, at value (options purchased)	$276,647	—	—	$276,647
Unrealized appreciation of swaps	576,031	$1,258,307	—	1,834,338
Unrealized appreciation of forward foreign currency contracts	—	—	$1,965,104	1,965,104

Total asset derivatives	$852,678	$1,258,307	$1,965,104	$4,076,089

Liability derivatives:
Unrealized depreciation of swaps	$(594,672)	$(298,554)	—	$(893,226)
Payable for variation margin on futures contracts*	(14,038)	—	—	(14,038)
Options written, at value	(1,971,046)	(16,560)	—	(1,987,606)
Unrealized depreciation of forward foreign currency contracts	—	—	$(2,313,078)	(2,313,078)

Total liability derivatives	$(2,579,756)	$(315,114)	$(2,313,078)	$(5,207,948)

*	Included in the net appreciation of $229,598 on futures contracts as reported in section 5(a) of the Notes to Financial Statements.

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April 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

The effect of derivatives on the Statements of Operations for the six months ended April 30, 2011:

Equity Shares: Series I:

Foreign
Exchange
Location	Contracts

Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(103)

Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$(219)

Fixed Income SHares: Series C:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(89,766)	—	—	$(89,766)
Futures contracts	(1,055,795)	—	—	(1,055,795)
Options written	5,991,456	$4,368,469	—	10,359,925
Swaps	(4,143,847)	9,249,715	—	5,105,868
Foreign currency transactions (forward foreign currency contracts)	—	—	$24,977,568	24,977,568

Total net realized gain	$702,048	$13,618,184	$24,977,568	$39,297,800

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$26,699	—	—	$26,699
Futures contracts	143,486	—	—	143,486
Options written	(14,019,659)	$192,007	—	(13,827,652)
Swaps	(11,287,841)	6,996,088	—	(4,291,753)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(6,912,398)	(6,912,398)

Total net change in unrealized appreciation/depreciation	$(25,137,315)	$7,188,095	$(6,912,398)	$(24,861,618)

Fixed Income SHares: Series H:

Credit
Location	Contracts

Net realized gain on:
Swaps	$200

Net change in unrealized appreciation/depreciation of:
Swaps	$8,456

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April 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

Fixed Income SHares: Series M:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(108,398)	—	—	$(108,398)
Futures contracts	5,170,010	—	—	5,170,010
Options written	—	$1,063,528	—	1,063,528
Swaps	6,385,364	7,112,358	—	13,497,722
Foreign currency transactions (forward foreign currency contracts)	—	—	$(10,416,628)	(10,416,628)

Total net realized gain (loss)	$11,446,976	$8,175,886	$(10,416,628)	$9,206,234

Net change in unrealized appreciation/depreciation of:
Futures contracts	$34,913,581	—	—	$34,913,581
Options written	(4,719,773)	$359,714	—	(4,360,059)
Swaps	(52,096,084)	2,454,970	—	(49,641,114)
Foreign currency transactions (forward foreign currency contracts)	—	—	$637,504	637,504

Total net change in unrealized appreciation/depreciation	$(21,902,276)	$2,814,684	$637,504	$(18,450,088)

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April 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

Fixed Income SHares: Series R:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(51,422)	—	—	$(51,422)
Futures contracts	19,287	—	—	19,287
Options written	215,572	$94,858	—	310,430
Swaps	(1,292,440)	688,658	—	(603,782)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(5,398,572)	(5,398,572)

Total net realized gain (loss)	$(1,109,003)	$783,516	$(5,398,572)	$(5,724,059)

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$56,122	—	—	$56,122
Futures contracts	96,260	—	—	96,260
Options written	(509,363)	$(10,926)	—	(520,289)
Swaps	(257,763)	(187,006)	—	(444,769)
Foreign currency transactions (forward foreign currency contracts)	—	—	$980,422	980,422

Total net change in unrealized appreciation/depreciation	$(614,744)	$(197,932)	$980,422	$167,746

The average volume of derivative activity during the six months ended April 30, 2011:

	Options		Options		Futures	Forward Foreign		Credit Default		Interest Rate
	Purchased		Written		Contracts(1)	Currency Contracts(2)		Swap Agreements(3)		Swap
	Contracts(1)	Notional(3)	Contracts(1)	Notional(3)	Long	Purchased	Sold	Buy	Sell	Agreements(3)

Equity Shares: Series I	—	—	—	—	—	2,595	7,095	—	—	—

Fixed Income SHares: Series C	248	505,783	485	5,639,833	8,113	1,866,946,612	1,190,471,304	110,467	989,952	2,523,140

Fixed Income SHares: Series H	—	—	—	—	—	—	—	—	167	—

Fixed Income SHares: Series M	—	208,333	—	1,018,533	21,603	121,963,494	353,066,569	16,000	525,267	1,434,067

Fixed Income SHares: Series R	17	117,367	317	328,033	554	50,647,169	78,135,621	15,767	75,533	110,700

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

4. Investment Manager/Sub-Advisers/Administrator/Distributor

(a) Investment Manager/Sub-Advisers
The Investment Manager serves as manager of the Portfolios pursuant to an Investment Management Agreement with the Trust. Pursuant to Portfolio Management Agreements between the Investment Manager and PIMCO with regard to Fixed Income SHares: Series C, Series H, Series M and Series R and the Investment Manager and RCM with regard to Equity Shares: Series I, the Investment Manager employs PIMCO and RCM, to serve as Sub-Advisers and provide

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April 30, 2011 (unaudited)

4. Investment Manager/Sub-Advisers/Administrator/Distributor (continued)

investment advisory services to the Fixed Income SHares: Series C, Series H, Series M and Series R Portfolios and Equity Shares: Series I Portfolio, respectively. RCM employs Allianz Global Investors Europe GmbH (“AGIA”, together with RCM, the Sub-Adviser) to serve as portfolio manager and provide day-to-day investment advisory services to Equity Shares: Series I. Neither the Investment Manager nor PIMCO, RCM or AGIA receive investment management or other fees from the Portfolios or the Trust. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Advisers. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Advisers directly for their services under the Investment Management Agreements or Portfolio Management Agreements, respectively, the Investment Manager and Sub-Advisers may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator
The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor
Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares. Pursuant to a distribution agreement with the Trust, the Investment Manager on behalf of the Portfolios, pays the Distributor.

At April 30, 2011, Allianz Global Investors owned 100% and 28% of the outstanding shares of Equity Shares: Series I and Fixed Income SHares: Series H, respectively. Investment activity by this shareholder could have a material impact on each Portfolio.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities, for the six months ended April 30, 2011:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales

Equity Shares: Series I	—	—	$583,445	$604,846
Fixed Income SHares: Series C	$4,080,367,660	$3,528,138,588	531,491,936	536,322,645
Fixed Income SHares: Series H	—	—	1,981,447	1,272,740
Fixed Income SHares: Series M	17,085,435,552	18,145,025,374	519,924,297	221,503,659
Fixed Income SHares: Series R	3,058,314,671	3,159,991,951	116,848,816	30,555,872

(a) Futures contracts outstanding at April 30, 2011:

Fixed Income SHares: Series C:
			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000s)	Date	(Depreciation)

Long:	Euro Bobl 5 yr. Futures	744	$126,992	6/1/11	$(170,757)

	Financial Futures Euro–90 day	2,084	519,463	6/13/11	6,492,212

	Financial Futures Euro–90 day	4,503	1,121,753	9/19/11	13,114,988

					$19,436,443

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

Fixed Income SHares: Series M:
			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000s)	Date	(Depreciation)

Long:	Euro Bobl 5yr. Futures	12	$2,048	6/1/11	$(2,754)

	Financial Futures Euro–90 day	17,172	4,273,252	12/19/11	11,668,162

	Financial Futures Euro–90 day	15,644	3,886,947	3/19/12	12,354,400

	Financial Futures Euro–90 day	10,000	2,478,500	6/18/12	10,125,000

	Financial Futures Euro–90 day	5,000	1,235,438	9/17/12	5,062,500

					$39,207,308

Fixed Income SHares: Series R:
			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000s)	Date	Appreciation

Long:	Financial Futures Euro–90 day	129	$32,135	9/19/11	$57,563

	Financial Futures Euro–90 day	128	31,853	12/19/11	35,013

	Financial Futures Euro–90 day	277	68,824	3/19/12	122,462

	Financial Futures Euro–90 day	56	13,880	6/18/12	14,560

					$229,598

At April 30, 2011, Fixed Income SHares: Series C and Series R pledged cash collateral of $23,000 and $27,000, respectively, for futures contracts.

(b) Transactions in options written for the six months ended April 30, 2011:

Fixed Income SHares: Series C:
		Notional	Notional
	Contracts	Amount	Amount	Premiums

Options outstanding, October 31, 2010	1,454	$6,521,600,000	€752,600,000	$42,510,383
Options written	—	3,146,400,000	—	9,483,370
Options terminated in closing transactions	(1,454)	(3,022,600,000)	(752,600,000)	(14,179,772)
Options assigned	—	(913,900,000)	—	(3,309,720)

Options outstanding, April 30, 2011	—	$5,731,500,000	€0	$34,504,261

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April 30, 2011 (unaudited)

5. Investments in Securities (continued)

Fixed Income SHares: Series M:
	Notional
	Amount	Premiums

Options outstanding, October 31, 2010	$859,800,000	$8,209,618
Options written	509,400,000	1,562,729
Options terminated in closing transactions	(381,400,000)	(1,063,529)

Options outstanding, April 30, 2011	$987,800,000	$8,708,818

Fixed Income SHares: Series R:
		Notional	Notional
	Contracts	Amount	Amount	Premiums

Options outstanding, October 31, 2010	38	$396,200,000	€15,400,000	$2,423,993
Options written	1,035	192,400,000	3,500,000	979,934
Options terminated in closing transactions	(719)	(170,300,000)	(18,900,000)	(954,756)
Options assigned	—	(69,900,000)	—	(218,267)
Options expired	—	(11,600,000)	—	(45,240)

Options outstanding, April 30, 2011	354	$336,800,000	€0	$2,185,664

€ – Euro

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at April 30, 2011(1):

Fixed Income SHares: Series C:
						Upfront
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Unrealized
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Made	Value(5)	Received	Depreciation

Bank of America:
Dow Jones CDX IG-14 5-Year Index	$29,000	0.67%	6/20/15	(1.00)%	$(412,647)	$(124,159)	$(288,488)
DTE Energy	5,000	0.84%	6/20/16	(0.97)%	(38,011)	—	(38,011)
Credit Suisse First Boston:
Dow Jones CDX IG-14 5-Year Index	11,800	0.67%	6/20/15	(1.00)%	(167,905)	(50,520)	(117,385)
JPMorgan Chase:
Lexmark International	5,000	0.88%	6/20/13	(1.19)%	(40,400)	—	(40,400)
Morgan Stanley:
Dow Jones CDX IG-14 5-Year Index	23,400	0.67%	6/20/15	(1.00)%	(332,963)	(100,183)	(232,780)
UBS:
Dow Jones CDX IG-14 5-Year Index	84,000	0.67%	6/20/15	(1.00)%	(1,195,254)	(359,633)	(835,621)

					$(2,187,180)	$(634,495)	$(1,552,685)

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 115

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

Fixed Income SHares: Series M:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Made	Value(5)	Received	(Depreciation)

Bank of America:
Macy’s	$5,000	1.19%	9/20/15	(7.06)%	$(1,275,147)	—	$(1,275,147)
Barclays Bank:
Embarq	400	0.42%	6/20/13	(1.00)%	(5,453)	$(7,216)	1,763
Citigroup:
Valero Energy	4,600	0.52%	12/20/13	(3.40)%	(368,028)	—	(368,028)
Deutsche Bank:
Altria Group	4,500	1.25%	3/20/19	(1.46)%	(71,908)	—	(71,908)
Morgan Stanley:
Altria Group	1,500	1.23%	12/20/18	(1.55)%	(35,130)	—	(35,130)

					$(1,755,666)	$(7,216)	$(1,748,450)

Fixed Income SHares: Series R:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Made	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
International Lease Finance	$1,000	2.35%	9/20/13	(5.00)%	$(66,681)	$(32,287)	$(34,394)
Marsh & McLennan	3,000	1.07%	6/20/19	(0.90)%	33,768	—	33,768
Barclays Bank:
FBG Finance	1,500	0.65%	6/20/15	(1.60)%	(59,911)	—	(59,911)
Deutsche Bank:
Pulte Homes	1,500	0.75%	9/20/11	(1.00)%	(3,223)	5,573	(8,796)
Starwood Hotels & Resorts Worldwide	3,100	0.58%	3/20/13	(1.00)%	(28,555)	52,342	(80,897)
Goldman Sachs:
American International Group	4,000	2.11%	3/20/13	(5.00)%	(237,113)	(183,822)	(53,291)
RPM International	1,000	1.68%	3/20/18	(1.50)%	9,011	—	9,011

					$(352,704)	$(158,194)	$(194,510)

116 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

Sell protection swap agreements outstanding at April 30, 2011(2):

Fixed Income SHares: Series C:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
Dow Jones CDX EM-14 Index	$15,500	1.94%	12/20/15	5.00%	$2,130,627	$1,922,000	$208,627
Dow Jones CDX IG-16 5-Year Index	154,800	0.88%	6/20/16	1.00%	1,096,319	417,153	679,166
Dow Jones MCDX 5-Year Index	43,000	1.21%	12/20/15	1.00%	(305,022)	(2,111,240)	1,806,218
General Electric	4,000	0.29%	6/20/12	5.00%	241,220	75,672	165,548
Barclays Bank:
Brazilian Government International Bond	44,000	0.34%	3/20/12	1.00%	313,176	90,126	223,050
China Government International Bond	28,800	0.60%	9/20/15	1.00%	523,366	271,505	251,861
Dow Jones CDX EM-14 Index	25,700	1.94%	12/20/15	5.00%	3,532,716	3,288,550	244,166
Dow Jones CDX EM-15 Index	5,700	2.02%	6/20/16	5.00%	830,070	769,500	60,570
Dow Jones CDX HY-15 5-Year Index	173,500	3.87%	12/20/15	5.00%	8,918,806	6,072,500	2,846,306
BNP Paribas:
China Government International Bond	17,500	0.60%	9/20/15	1.00%	318,018	161,043	156,975
General Electric	15,200	0.63%	12/20/13	4.90%	1,792,256	—	1,792,256
Citigroup:
China Government International Bond	6,300	0.60%	9/20/15	1.00%	114,486	58,011	56,475
Dow Jones CDX EM-14 Index	16,900	1.94%	12/20/15	5.00%	2,323,070	2,095,600	227,470
Dow Jones MCDX 5-Year Index	27,000	1.21%	12/20/15	1.00%	(191,525)	(1,298,092)	1,106,567
El Paso	2,700	1.04%	3/20/14	5.00%	319,824	(133,380)	453,204
United Kingdom Gilt	49,700	0.46%	6/20/15	1.00%	1,136,124	411,397	724,727
Credit Suisse First Boston:
China Government International Bond	4,700	0.54%	3/20/15	1.00%	88,061	51,098	36,963
Dow Jones CDX IG-16 5-Year Index	1,500	0.88%	6/20/16	1.00%	10,623	1,829	8,794
United Kingdom Gilt	13,000	0.50%	9/20/15	1.00%	295,223	133,971	161,252

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 117

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Deutsche Bank:
Berkshire Hathaway	$11,900	0.53%	9/20/13	1.10%	$178,046	—	$178,046
Dow Jones CDX EM-14 Index	24,200	1.94%	12/20/15	5.00%	3,326,527	$3,363,950	(37,423)
Dow Jones MCDX 5-Year Index	6,000	1.21%	12/20/15	1.00%	(42,561)	(278,047)	235,486
France Government Bond	13,500	0.64%	9/20/15	0.25%	(222,164)	(492,309)	270,145
France Government Bond	31,100	0.71%	3/20/16	0.25%	(660,288)	(1,104,012)	443,724
General Electric	7,700	0.63%	12/20/13	3.80%	675,436	—	675,436
ING Bank	€28,600	0.94%	6/20/11	1.40%	97,184	—	97,184
Procter & Gamble	$3,000	0.24%	3/20/14	1.27%	93,999	—	93,999
Goldman Sachs:
BP Capital Markets	3,400	0.71%	6/20/15	5.00%	605,369	89,913	515,456
California State Municipal Bond	3,300	1.72%	12/20/18	1.63%	(10,850)	—	(10,850)
California State Municipal Bond	25,000	1.72%	12/20/18	1.65%	(53,576)	—	(53,576)
Comcast	19,800	1.30%	6/20/21	1.00%	(469,717)	(663,633)	193,916
Dow Jones CDX HY-9 5-Year Index 35-100%	3,369	0.08%	12/20/12	2.05%	117,717	—	117,717
El Paso	350	1.20%	9/20/14	5.00%	46,015	(27,125)	73,140
France Government Bond	25,900	0.71%	3/20/16	0.25%	(549,886)	(866,475)	316,589
HSBC Bank:
Brazilian Government International Bond	18,100	0.34%	3/20/12	1.00%	128,829	40,787	88,042
China Government International Bond	6,200	0.60%	9/20/15	1.00%	112,669	57,090	55,579
JPMorgan Chase:
American Express	2,800	0.36%	3/20/14	2.75%	201,692	—	201,692
BP Capital Markets	600	0.71%	6/20/15	5.00%	106,830	6,025	100,805
China Government International Bond	22,000	0.54%	3/20/15	1.00%	412,202	254,939	157,263
France Government Bond	17,500	0.64%	9/20/15	0.25%	(287,991)	(613,195)	325,204
General Electric	2,500	0.25%	6/20/11	1.00%	5,629	6,012	(383)
Petrobras International	37,000	0.46%	9/20/11	1.00%	123,298	(133,578)	256,876
Merrill Lynch:
American International Group	4,000	0.53%	12/20/12	0.90%	28,740	—	28,740
JPMorgan Chase	3,000	0.21%	9/20/12	0.39%	9,113	—	9,113

118 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Morgan Stanley:
China Government International Bond	$17,200	0.60%	9/20/15	1.00%	$312,566	$137,396	$175,170
Dow Jones CDX HY-15 5-Year Index	45,800	3.87%	12/20/15	5.00%	2,354,359	1,545,750	808,609
Dow Jones MCDX 5-Year Index	25,000	1.21%	12/20/15	1.00%	(177,338)	(1,275,728)	1,098,390
Royal Bank of Scotland:
China Government International Bond	41,500	0.60%	9/20/15	1.00%	754,157	379,144	375,013
UBS:
SLM	5,000	0.92%	12/20/12	5.00%	365,518	135,674	229,844

					$31,068,962	$12,839,821	$18,229,141

Fixed Income SHares: Series H:
						Upfront
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Unrealized
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Received	Appreciation

Goldman Sachs:
California State Municipal Bond	$100	1.40%	3/20/16	1.83%	$2,163	—	$2,163
Dow Jones MCDX 5-Year Index	200	1.21%	12/20/15	1.00%	(1,419)	$(4,529)	3,110
Morgan Stanley:
Dow Jones MCDX 5-Year Index	200	1.21%	12/20/15	1.00%	(1,418)	(4,601)	3,183

					$(674)	$(9,130)	$8,456

Fixed Income SHares: Series M:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
Dow Jones CDX IG-16 5-Year Index	$126,200	0.88%	6/20/16	1.00%	$893,769	$340,082	$553,687
BNP Paribas:
General Electric	10,000	0.63%	12/20/13	3.80%	877,190	—	877,190
General Electric	75,000	0.63%	12/20/13	4.50%	8,019,935	—	8,019,935
Citigroup:
Dow Jones MCDX 5-Year Index	34,000	1.21%	12/20/15	1.00%	(241,180)	(1,418,291)	1,177,111
Credit Suisse First Boston:
BP Capital Markets	6,000	0.71%	6/20/15	5.00%	1,068,297	92,045	976,252
Deutsche Bank:
Dow Jones CDX IG-16 5-Year Index	189,100	0.88%	6/20/16	1.00%	1,339,238	393,560	945,678

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 119

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Goldman Sachs:
Berkshire Hathaway	$2,200	0.53%	9/20/13	0.97%	$25,746	—	$25,746
Berkshire Hathaway	14,600	0.53%	9/20/13	0.98%	174,522	—	174,522
BP Capital Markets	1,100	0.71%	6/20/15	5.00%	195,855	$17,777	178,078
California State Municipal Bond	25,000	1.72%	12/20/18	1.60%	(125,123)	—	(125,123)
California State Municipal Bond	11,000	1.72%	12/20/18	1.75%	39,388	—	39,388
Connecticut State Municipal Bond	9,000	1.18%	3/20/21	1.60%	297,815	—	297,815
Dow Jones CDX IG-16 5-Year Index	16,100	0.88%	6/20/16	1.00%	114,023	31,040	82,983
Dow Jones MCDX 5-Year Index	40,000	1.21%	12/20/15	1.00%	(283,741)	(1,648,193)	1,364,452
JPMorgan Chase:
BP Capital Markets	1,100	0.71%	6/20/15	5.00%	195,854	4,393	191,461
Morgan Stanley:
Dow Jones MCDX 5-Year Index	38,000	1.21%	12/20/15	1.00%	(269,554)	(1,647,250)	1,377,696

					$12,322,034	$(3,834,837)	$16,156,871

Fixed Income SHares: Series R:
						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Bank of America:
France Government Bond	$100	0.68%	12/20/15	0.25%	$(1,886)	$(2,034)	$148
Japan Government Bond	4,000	0.72%	12/20/15	1.00%	54,370	90,934	(36,564)
MetLife	300	0.64%	9/20/13	1.00%	2,958	(14,605)	17,563
Barclays Bank:
Dow Jones CDX EM-15 Index	800	2.02%	6/20/16	5.00%	116,501	108,000	8,501
Citigroup:
Dow Jones CDX EM-14 Index	5,800	1.94%	12/20/15	5.00%	797,267	786,320	10,947
France Government Bond	7,000	0.60%	6/20/15	0.25%	(97,986)	(147,851)	49,865
United Kingdom Gilt	1,300	0.46%	6/20/15	1.00%	29,718	10,564	19,154
Credit Suisse First Boston:
United Kingdom Gilt	300	0.52%	12/20/15	1.00%	6,765	7,036	(271)

120 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)	Date	Received	Value(5)	Paid (Received)	(Depreciation)

Deutsche Bank:
American International Group	$3,800	0.87%	12/20/13	5.00%	$433,286	$(389,500)	$822,786
Brazilian Government International Bond	2,100	1.44%	6/20/20	1.00%	(69,759)	(69,609)	(150)
Dow Jones CDX EM-14 Index	1,100	1.94%	12/20/15	5.00%	151,206	162,900	(11,694)
France Government Bond	1,900	0.60%	6/20/15	0.25%	(26,596)	(62,247)	35,651
Petrobras International	200	0.68%	9/20/12	1.00%	1,136	(2,481)	3,617
United Kingdom Gilt	2,100	0.46%	6/20/15	1.00%	48,005	16,093	31,912
United Kingdom Gilt	800	0.52%	12/20/15	1.00%	18,041	18,567	(526)
Goldman Sachs:
Dow Jones CDX IG-16 5-Year Index	24,000	0.88%	6/20/16	1.00%	169,972	46,316	123,656
HSBC Bank:
Brazilian Government International Bond	3,100	0.92%	6/20/15	1.00%	14,141	(31,107)	45,248
Petrobras International	2,000	1.23%	9/20/15	1.00%	(17,248)	(63,728)	46,480
Royal Bank of Scotland:
Japan Government Bond	800	0.72%	12/20/15	1.00%	10,874	17,978	(7,104)
UBS:
Dow Jones CDX EM-14 Index	1,400	1.94%	12/20/15	5.00%	192,444	197,400	(4,956)

					$1,833,209	$678,946	$1,154,263

(1)	If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 121

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

(4)	This represents the maximum potential amount the Portfolios could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at April 30, 2011:

Fixed Income SHares: Series C:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Bank of America	€27,000	3/16/21	6-Month EUR-LIBOR	3.00%	$(1,728,562)	$891,810	$(2,620,372)
Barclays Bank	BRL 472,500	1/2/12	BRL-CDI-Compounded	11.65%	8,167,493	(387,938)	8,555,431
Barclays Bank	BRL 169,900	1/2/12	BRL-CDI-Compounded	11.67%	3,049,465	1,379,581	1,669,884
Barclays Bank	MXN 91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	247,231	3,208	244,023
Citigroup	$234,000	6/15/21	3.50%	3-Month USD-LIBOR	(1,591,511)	3,601,260	(5,192,771)
Citigroup	78,100	6/15/31	4.00%	3-Month USD-LIBOR	643,793	2,874,080	(2,230,287)
Deutsche Bank	98,500	12/16/11	3-Month USD-LIBOR	3.00%	2,661,819	2,128,585	533,234
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	(5,821,892)	(2,459,890)	(3,362,002)
Deutsche Bank	€31,000	3/16/21	6-Month EUR-LIBOR	3.00%	(1,984,646)	1,061,853	(3,046,499)
Goldman Sachs	BRL 281,400	1/2/12	BRL-CDI-Compounded	10.73%	1,278,499	20,342	1,258,157
Goldman Sachs	BRL 53,500	1/2/12	BRL-CDI-Compounded	11.67%	960,250	264,164	696,086
HSBC Bank	BRL 100,000	1/2/12	BRL-CDI-Compounded	10.61%	272,119	(135,865)	407,984
HSBC Bank	BRL 171,900	1/2/12	BRL-CDI-Compounded	11.67%	3,085,362	1,337,006	1,748,356
HSBC Bank	BRL 195,300	1/2/14	BRL-CDI-Compounded	12.12%	847,879	360,272	487,607
JPMorgan Chase	BRL 46,900	1/2/12	BRL-CDI-Compounded	11.65%	810,700	(31,399)	842,099
JPMorgan Chase	€4,000	9/16/19	6-Month EUR-LIBOR	4.00%	353,770	74,053	279,717
Merrill Lynch	BRL 200,000	1/2/14	BRL-CDI-Compounded	12.31%	623,081	—	623,081
Royal Bank of Scotland	$110,900	6/15/31	4.00%	3-Month USD-LIBOR	914,170	4,103,300	(3,189,130)

					$12,789,020	$15,084,422	$(2,295,402)

Fixed Income SHares: Series M:
			Rate Type			Upfront	Unrealized
	Notional Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Barclays Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	$2,592,854	$(124,590)	$2,717,444
Barclays Bank	BRL 145,300	1/2/13	BRL-CDI-Compounded	12.28%	1,339,236	438,901	900,335
Barclays Bank	MXN 189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	547,280	(35)	547,315
Citigroup	$234,000	6/15/21	3.50%	3-Month USD-LIBOR	(1,591,511)	3,601,260	(5,192,771)
Credit Suisse First Boston	109,800	6/15/41	4.25%	3-Month USD-LIBOR	(1,258,279)	6,939,360	(8,197,639)
Goldman Sachs	220,000	6/15/31	4.00%	3-Month USD-LIBOR	1,813,502	8,558,000	(6,744,498)
HSBC Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	2,592,855	(140,499)	2,733,354
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	283,966	(6,855)	290,821
HSBC Bank	$177,500	6/15/31	4.00%	3-Month USD-LIBOR	1,463,166	6,840,850	(5,377,684)
JPMorgan Chase	235,000	6/15/21	3.50%	3-Month USD-LIBOR	(1,598,313)	3,830,500	(5,428,813)

122 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

			Rate Type			Upfront	Unrealized
	Notional Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

JPMorgan Chase	$118,000	6/15/41	4.25%	3-Month USD-LIBOR	$(1,352,249)	$2,646,740	$(3,998,989)
Merrill Lynch	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	225,439	—	225,439
Royal Bank of Scotland	$6,900	12/16/14	3-Month USD-LIBOR	4.00%	696,176	127,023	569,153
Royal Bank of Scotland	8,800	6/15/41	4.25%	3-Month USD-LIBOR	(100,846)	327,800	(428,646)
UBS	133,600	6/15/31	4.00%	3-Month USD-LIBOR	1,101,290	6,038,720	(4,937,430)

					$6,754,566	$39,077,175	$(32,322,609)

Fixed Income SHares: Series R:
			Rate Type			Upfront	Unrealized
	Notional Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Barclays Bank	BRL 6,100	1/2/13	BRL-CDI-Compounded	12.28%	$56,224	$23,354	$32,870
Barclays Bank	$4,100	6/15/41	4.25%	3-Month USD-LIBOR	(46,985)	24,600	(71,585)
BNP Paribas	BRL 3,200	1/2/13	BRL-CDI-Compounded	11.88%	9,425	(15,091)	24,516
Goldman Sachs	BRL 12,900	1/2/13	BRL-CDI-Compounded	11.89%	44,415	6,711	37,704
Goldman Sachs	$9,800	6/15/41	4.25%	3-Month USD-LIBOR	(112,305)	337,120	(449,425)
HSBC Bank	BRL 3,600	1/2/12	BRL-CDI-Compounded	11.14%	37,587	13,811	23,776
HSBC Bank	BRL 27,700	1/2/12	BRL-CDI-Compounded	11.36%	250,567	19,350	231,217
HSBC Bank	BRL 5,400	1/2/12	BRL-CDI-Compounded	11.67%	96,923	43,235	53,688
HSBC Bank	BRL 2,600	1/2/13	BRL-CDI-Compounded	11.89%	8,952	3,941	5,011
JPMorgan Chase	BRL 3,000	1/2/12	BRL-CDI-Compounded	11.25%	(8,660)	(77)	(8,583)
JPMorgan Chase	BRL 1,100	1/2/13	BRL-CDI-Compounded	12.17%	8,310	4,671	3,639
Morgan Stanley	BRL 7,700	1/2/12	BRL-CDI-Compounded	10.12%	(182,562)	(137,054)	(45,508)
Morgan Stanley	BRL 11,000	1/2/12	BRL-CDI-Compounded	11.29%	(27,627)	(8,056)	(19,571)
Morgan Stanley	BRL 6,900	1/2/12	BRL-CDI-Compounded	11.60%	116,838	39,777	77,061
Morgan Stanley	BRL 1,100	1/2/12	BRL-CDI-Compounded	12.54%	35,092	(3,176)	38,268
Morgan Stanley	BRL 3,200	1/2/13	BRL-CDI-Compounded	11.98%	14,255	—	14,255
UBS	BRL 600	1/2/13	BRL-CDI-Compounded	12.07%	3,617	1,103	2,514
UBS	BRL 3,300	1/2/13	BRL-CDI-Compounded	12.07%	19,896	(11,616)	31,512

					$323,962	$342,603	$(18,641)

AUD – Australian Dollar
BRL – Brazilian Real
CDI – Inter-Bank Deposit Certificate
CDX – Credit Derivatives Index
EUR/€ – Euro
LIBOR – London Inter-Bank Offered Rate
MCDX – Municipal Bond Credit Derivative Index
MXN – Mexican Peso
TIIE – Inter-Bank Equilibrium Interest Rate

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 123

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

(e) Forward foreign currency contracts outstanding at April 30, 2011:

Equity Shares: Series I:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

Purchased:
633,682 Japanese Yen settling 5/9/11	State Street Bank & Trust	$7,785	$7,812	$27

Sold:
18,623 Swiss Franc settling 5/3/11	State Street Bank & Trust	21,284	21,530	(246)

				$(219)

Fixed Income SHares: Series C:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

Purchased:
33,481,000 Australian Dollar settling 5/31/11	ANZ Securities Ltd.	$36,082,474	$36,569,327	$486,853
252,222,138 Brazilian Real settling 5/3/11	Morgan Stanley	159,785,960	160,324,268	538,308
71,295,991 Brazilian Real settling 6/2/11	Royal Bank of Scotland	44,797,984	45,249,502	451,518
147,707,000 Canadian Dollar settling 6/20/11	BNP Paribas	151,131,179	155,936,626	4,805,447
511,455,000 Chilean Peso settling 6/3/11	JPMorgan Chase	1,039,648	1,106,734	67,086
365,537,400 Chinese Yuan Renminbi settling 9/14/11	Barclays Bank	55,600,000	56,913,200	1,313,200
97,545,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	15,143,317	15,246,979	103,662
434,965,070 Chinese Yuan Renminbi settling 11/15/11	Citigroup	67,191,468	67,988,141	796,673
405,073,050 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	62,520,922	63,702,751	1,181,829
832,936,500 Chinese Yuan Renminbi settling 6/15/11	HSBC Bank	127,800,000	128,837,072	1,037,072
80,000,000 Chinese Yuan Renminbi settling 11/15/11	HSBC Bank	12,460,089	12,504,570	44,481
185,147,000 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	28,825,627	28,939,796	114,169
1,290,624,515 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	198,225,162	202,966,678	4,741,516
19,791,480 Chinese Yuan Renminbi settling 11/15/11	Royal Bank of Scotland	3,058,488	3,093,549	35,061
7,834,000 Euro settling 6/23/11	Barclays Bank	11,308,222	11,587,190	278,968
7,833,000 Euro settling 6/23/11	Royal Bank of Canada	11,305,016	11,585,711	280,695
133,400,000 Indian Rupee settling 8/12/11	Deutsche Bank	2,853,476	2,956,350	102,874

124 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

343,500,000 Indian Rupee settling 8/12/11	HSBC Bank	$7,371,035	$7,612,491	$241,456
114,976,132 Indian Rupee settling 8/12/11	JPMorgan Chase	2,467,829	2,548,049	80,220
526,137,326 Indian Rupee settling 8/12/11	Royal Bank of Scotland	11,324,327	11,660,016	335,689
55,100,000 Malaysian Ringgit settling 8/11/11	Barclays Bank	17,832,691	18,469,201	636,510
106,640,000 Malaysian Ringgit settling 8/11/11	Citigroup	34,565,231	35,745,110	1,179,879
30,858,000 Malaysian Ringgit settling 8/11/11	HSBC Bank	10,026,970	10,343,423	316,453
18,100,000 Malaysian Ringgit settling 8/11/11	JPMorgan Chase	5,873,763	6,067,015	193,252
2,936,844,978 Mexican Peso settling 7/7/11	Citigroup	239,218,993	253,606,155	14,387,162
466,177,559 Mexican Peso settling 7/7/11	Morgan Stanley	38,120,661	40,255,955	2,135,294
81,900,036 Mexican Peso settling 7/7/11	UBS	6,596,330	7,072,336	476,006
628,614,000 Norwegian Krone settling 5/5/11	Barclays Bank	109,127,744	119,799,893	10,672,149
1,442,448,000 Philippines Peso settling 6/15/11	Barclays Bank	32,400,000	33,617,130	1,217,130
1,649,149,500 Philippines Peso settling 11/15/11	Barclays Bank	37,165,308	38,133,308	968,000
526,700,000 Philippines Peso settling 11/15/11	Citigroup	11,881,345	12,178,892	297,547
44,260,000,000 South Korean Won settling 8/12/11	Citigroup	40,351,859	41,030,581	678,722
16,943,410,000 South Korean Won settling 11/14/11	Citigroup	15,484,747	15,627,271	142,524
15,000,000,000 South Korean Won settling 11/14/11	Goldman Sachs	13,731,234	13,834,822	103,588
137,203,410,000 South Korean Won settling 5/9/11	JPMorgan Chase	118,398,609	127,979,206	9,580,597
36,000,000,000 South Korean Won settling 8/12/11	JPMorgan Chase	33,112,583	33,373,270	260,687
25,000,000,000 South Korean Won settling 11/14/11	JPMorgan Chase	22,854,009	23,058,037	204,028
6,038,847 Taiwan Dollar settling 1/11/12	Citigroup	210,523	212,124	1,601

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 125

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

Sold:
252,222,138 Brazilian Real settling 5/3/11	HSBC Bank	$148,365,964	$160,324,268	$(11,958,304)
71,295,991 Brazilian Real settling 6/2/11	HSBC Bank	42,107,247	45,249,502	(3,142,255)
252,222,138 Brazilian Real settling 7/5/11	Morgan Stanley	157,747,288	159,437,491	(1,690,203)
71,295,991 Brazilian Real settling 8/2/11	Royal Bank of Scotland	44,233,770	44,841,267	(607,497)
10,788,000 British Pound settling 6/13/11	Citigroup	17,302,345	18,010,597	(708,252)
10,788,000 British Pound settling 6/13/11	Credit Suisse First
	Boston	17,307,836	18,010,597	(702,761)
480,000 Euro settling 5/26/11	Bank of America	681,811	710,503	(28,692)
351,264,000 Euro settling 5/26/11	Royal Bank of Scotland	483,298,166	519,946,277	(36,648,111)
2,079,201,000 Japanese Yen settling 7/14/11	JPMorgan Chase	24,821,687	25,641,511	(819,824)
334,010 Singapore Dollar settling 9/9/11	Citigroup	262,955	272,905	(9,950)
61,203,410,000 South Korean Won settling 5/9/11	Citigroup	56,228,579	57,088,696	(860,117)
15,000,000,000 South Korean Won settling 5/9/11	Goldman Sachs	13,876,041	13,991,548	(115,507)
61,000,000,000 South Korean Won settling 5/9/11	JPMorgan Chase	56,392,565	56,898,961	(506,396)

				$2,690,037

Fixed Income SHares: Series M:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

Purchased:
53,500,000 Australian Dollar settling 5/31/11	ANZ Securities Ltd.	$57,656,950	$58,434,904	$777,954
134,500,000 Indian Rupee settling 8/12/11	Deutsche Bank	2,877,005	2,980,728	103,723
346,800,000 Indian Rupee settling 8/12/11	HSBC Bank	7,441,819	7,685,624	243,805
115,857,744 Indian Rupee settling 8/12/11	JPMorgan Chase	2,486,751	2,567,586	80,835
530,142,256 Indian Rupee settling 8/12/11	Royal Bank of Scotland	11,410,536	11,748,772	338,236
3,208,898 Mexican Peso settling 7/7/11	Citigroup	260,630	277,099	16,469

126 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

92,933,990 Mexican Peso settling 7/7/11	HSBC Bank	$7,466,256	$8,025,153	$558,897
13,960,500,000 South Korean Won settling 8/12/11	Citigroup	12,822,007	12,941,876	119,869
27,960,500,000 South Korean Won settling 5/9/11	JPMorgan Chase	24,128,298	26,080,712	1,952,414
14,000,000,000 South Korean Won settling 8/12/11	JPMorgan Chase	12,719,179	12,978,494	259,315

Sold:
5,968,000 British Pound settling 6/13/11	Bank of America	9,581,206	9,963,593	(382,387)
182,983,000 Canadian Dollar settling 6/20/11	BNP Paribas	187,224,956	193,178,060	(5,953,104)
50,251,000 Canadian Dollar settling 6/20/11	Citigroup	51,055,637	53,050,779	(1,995,142)
19,047,000 Euro settling 7/18/11	Credit Suisse First Boston	27,470,536	28,151,897	(681,361)
15,714,000 Euro settling 7/18/11	JPMorgan Chase	22,673,887	23,225,647	(551,760)
12,855,000 Euro settling 7/18/11	Royal Bank of Scotland	18,520,456	18,999,981	(479,525)
13,960,500,000 South Korean Won settling 5/9/11	Citigroup	12,894,247	13,021,933	(127,686)
14,000,000,000 South Korean Won settling 5/9/11	JPMorgan Chase	12,788,892	13,058,778	(269,886)

				$(5,989,334)

Fixed Income SHares: Series R:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

Purchased:
7,791,071 Brazilian Real settling 6/2/11	Citigroup	$4,599,216	$4,944,768	$345,552
7,791,071 Brazilian Real settling 8/2/11	UBS	4,819,418	4,900,156	80,738
1,555,000 Canadian Dollar settling 6/20/11	UBS	1,601,058	1,641,638	40,580
274,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	42,646	42,828	182
1,649,062 Chinese Yuan Renminbi settling 11/15/11	Citigroup	253,838	257,760	3,922
5,000,000 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	771,724	786,312	14,588
1,025,572 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	159,578	160,304	726

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 127

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

13,350,060 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	$2,049,615	$2,099,462	$49,847
273,638,598 Indian Rupee settling 8/12/11	Citigroup	5,842,235	6,064,254	222,019
44,200,000 Indian Rupee settling 8/12/11	Deutsche Bank	945,454	979,540	34,086
39,781,600 Indian Rupee settling 8/12/11	HSBC Bank	855,795	881,622	25,827
12,902,672 Indian Rupee settling 8/12/11	Royal Bank of Scotland	277,701	285,943	8,242
9,187,200,000 Indonesian Rupiah settling 10/31/11	Citigroup	990,000	1,039,342	49,342
4,000,000 Philippines Peso settling 6/15/11	Bank of America	92,764	93,222	458
92,138,090 Philippines Peso settling 11/15/11	Barclays Bank	2,076,436	2,130,510	54,074
102,864,400 Philippines Peso settling 6/15/11	Citigroup	2,355,338	2,397,318	41,980
29,400,000 Philippines Peso settling 11/15/11	Citigroup	663,208	679,817	16,609
14,009,600 Philippines Peso settling 6/15/11	Deutsche Bank	318,541	326,502	7,961
6,542,000 Philippines Peso settling 6/15/11	HSBC Bank	149,463	152,465	3,002
8,945,000 Philippines Peso settling 6/15/11	JPMorgan Chase	203,991	208,469	4,478
3,003,379 Singapore Dollar settling 6/9/11	Bank of America	2,348,083	2,453,609	105,526
616,461 Singapore Dollar settling 9/9/11	HSBC Bank	500,000	503,682	3,682
272,200,000 South Korean Won settling 5/9/11	Barclays Bank	242,322	253,900	11,578
2,881,500,000 South Korean Won settling 5/9/11	Citigroup	2,560,366	2,687,776	127,410
6,031,765,500 South Korean Won settling 8/12/11	Citigroup	5,539,869	5,591,659	51,790
227,300,000 South Korean Won settling 5/9/11	Deutsche Bank	200,000	212,019	12,019
219,351,500 South Korean Won settling 5/9/11	Goldman Sachs	193,295	204,605	11,310
514,000,000 South Korean Won settling 5/9/11	HSBC Bank	457,866	479,444	21,578
6,774,594,000 South Korean Won settling 5/9/11	JPMorgan Chase	5,870,730	6,319,137	448,407
6,000,000,000 South Korean Won settling 8/12/11	JPMorgan Chase	5,451,076	5,562,212	111,136

128 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	April 30, 2011	(Depreciation)

1,029,000,000 South Korean Won settling 5/9/11	Royal Bank of Scotland	$909,533	$959,820	$50,287
113,820,000 South Korean Won settling 5/9/11	UBS	100,000	106,168	6,168

Sold:
9,459,000 Australian Dollar settling 5/31/11	Royal Bank of Scotland	10,193,416	10,331,510	(138,094)
7,791,071 Brazilian Real settling 6/2/11	UBS	4,881,623	4,944,767	(63,144)
1,556,000 British Pound settling 6/13/11	Bank of America	2,498,049	2,597,746	(99,697)
2,327,000 British Pound settling 6/13/11	Citigroup	3,732,161	3,884,933	(152,772)
2,326,000 British Pound settling 6/13/11	Credit Suisse First Boston	3,731,741	3,883,264	(151,523)
1,442,000 Canadian Dollar settling 6/20/11	BNP Paribas	1,475,429	1,522,342	(46,913)
20,787,000 Euro settling 6/23/11	Barclays Bank	30,005,619	30,745,842	(740,223)
1,710,000 Euro settling 7/18/11	Citigroup	2,522,438	2,527,418	(4,980)
20,787,000 Euro settling 6/23/11	Royal Bank of Canada	30,000,942	30,745,842	(744,900)
6,031,765,500 South Korean Won settling 5/9/11	Citigroup	5,571,082	5,626,249	(55,167)
6,000,000,000 South Korean Won settling 5/9/11	JPMorgan Chase	5,480,954	5,596,619	(115,665)

				$(347,974)

At April 30, 2011, Fixed Income SHares: Series R held $520,000 in principal value of U.S. Treasury Bills; Fixed Income SHares: Series C, Series M and Series R held $90,150,000, $51,307,000 and $1,880,000, respectively, in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolios’ investment strategies. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information
At April 30, 2011, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)

Equity Shares: Series I	$2,023,941	$702,160	$48,536	$653,624
Fixed Income SHares: Series C	3,830,842,717	348,208,540	28,859,288	319,349,252
Fixed Income SHares: Series H	8,220,201	46,830	619,215	(572,385)
Fixed Income SHares: Series M	4,797,917,078	220,295,360	125,568,228	94,727,132
Fixed Income SHares: Series R	687,517,502	17,905,183	1,004,006	16,901,177

Primary differences, if any, between book and tax cost basis are attributable to wash sales.

4.30.11 ï Allianz Global Investors Managed Accounts Trust Semi-Annual Report 129

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
April 30, 2011 (unaudited)

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz global Investors Distributors LLC (the “Distributor”) and Allianz Global Investors of America L.P. (“AGI”)), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds formerly sub-advised by PEA. The Investment Manager, PEA, the Distributor and AGI reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, the Investment Manager, PEA and the Distributor paid and its affiliates agreed to pay a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders. After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court. In April 2011, the MDL Court granted final approval of the settlement.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO. In settling this matter, PIMCO denies any liability. This settlement is purely private in nature and not a regulatory matter.

The Investment Manager and PIMCO believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective investment advisory activities relating to the Portfolios.

The foregoing speaks only as of the date of this Semi-annual Report. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Portfolio or on the ability of the Investment Manager or PIMCO to perform their respective contracts with respect to the Portfolio.

8. Subsequent Events
On May 31, 2011, Allianz Global Investors Advisory GmbH (“AGIA”) merged into its affiliate Allianz Global Investors Europe GmbH (“AGI Europe”) pursuant to the laws of the Federal Republic of Germany. As a result, AGI Europe has succeeded to AGIA’s role as Sub-Adviser to Equity Shares: Series I by operation of law. This transaction did not result in any change in the personnel primarily responsible for the day-to-day management of Equity Shares: Series I, nor has it altered Equity Shares: Series I’s investment strategies, policies or operations.

At the June 14-15, 2011 meeting of the Board of Trustees, the Board approved the liquidation of Fixed Income SHares: Series H. Series H will be terminated no later than October 28, 2011.

Changes to Board of Trustees:

Effective March 7, 2011, the Board of Trustees of the Trust appointed Deborah A. Zoullas as a Trustee.

130 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

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132 Allianz Global Investors Managed Accounts Trust Semi-Annual Report ï 4.30.11

Trustees	Fund Officers

Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Orhan Dzemaili
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Advisers

Fixed Income SHares: Series C, H, M and R:
  Pacific Investment Management Company LLC
  840 Newport Center Drive
  Newport Beach, CA 92660

Equity Shares: Series I:
  RCM Capital Management LLC
  555 Mission Street, Suite 1700
  San Francisco, CA 94105

  Allianz Global Investors Europe GmbH
  Mainzer Landstrasse 11-13
  Frankfurt-am-Main, Germany

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolios without examination by an independent registered public accounting firm, who did not express an opinion herein.

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Receive this report electronically and eliminate paper mailings.
To enroll, go to www.allianzinvestors.com/edelivery.

AZ080SA_043011

AGI-2011-05-03-0976

ITEM 2. CODE OF ETHICS
     Not required for this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
     Not required in this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
     Not required in this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
     Not applicable to this registrant.
ITEM 6. INVESTMENTS
     (a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
     (b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
     Disclosure not required for open-end investment management companies.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
     Disclosure not required for open-end investment management companies.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.
     Disclosure not required for open-end investment management companies.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS
(a) (1) Not required in this filing.
(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not Applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Allianz Global Investors Managed Accounts Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive

Date: June 29, 2011

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 29, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive

Date: June 29, 2011

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 29, 2011